                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 2-74667

                                            EQUITABLE LIFE'S 300+ SERIES
                                            CERTIFICATES UNDER GROUP ANNUITY
                                            CONTRACTS
--------------------------------------------------------------------------------

PROSPECTUS                                  [EQUITABLE LOGO]
MAY 1, 1999

EQUITABLE LIFE'S 300+ SERIES
CERTIFICATES UNDER GROUP ANNUITY CONTRACTS

PROSPECTUS DATED MAY 1, 1999
--------------------------------------------------------------------------------


This prospectus contains important information that you should know before purchasing, or taking any other action under a Certificate. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust, which contain important information about the Funds. Please read and keep these prospectuses for future reference.

WHAT IS EQUITABLE LIFE'S 300+ SERIES?

Equitable Life's 300+ Series Certificates are annuity contracts issued by The Equitable Life Assurance Society of the United States. They provide a means for the accumulation of retirement savings and for income. You invest to accumulate on a tax-deferred basis in one or more of our variable investment funds ("Funds") or guaranteed rate accounts ("GRAs"), the "investment options" in Equitable Life's 300+ Series.



--------------------------------------------------------------------------------
VARIABLE INVESTMENT FUNDS
--------------------------------------------------------------------------------
   o Alliance Money Market         o Alliance Conservative
   o Alliance Intermediate           Investors
     Government Securities         o Alliance Growth Investors
   o Alliance High Yield           o MFS Emerging Growth
   o Alliance Balanced               Companies
   o Alliance Growth & Income      o BT Equity 500 Index
   o Alliance Common Stock         o Lazard Small Cap Value
   o Alliance Aggressive Stock     o T. Rowe Price International
   o Alliance Global                 Stock
--------------------------------------------------------------------------------



You may allocate amounts to any of the Funds. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of The Hudson River Trust or EQ Advisors Trust. Your investment results in a Fund will depend on the investment experience of the related Portfolio and timing of transactions such as contributions and transfers. Each Fund is a subaccount of our Separate Account No. 301.


GUARANTEED RATE ACCOUNTS. You may allocate amounts to the GRAs which offer guarantees of principal, as well as interest at rates we set.


TYPES OF CONTRACTS. We offer the Certificates for use as:

o  Regular IRAs or Roth IRAs

o  Tax Sheltered Annuities ("TSAs")

o  Simplified Employee Pensions ("SEP")

o  Savings Incentive Match Plans for Employees ("SIMPLE")

A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). A Statement of Additional Information, or "SAI," dated May 1, 1999, which is part of the registration statement, is available free of charge upon request by writing to us or calling 1-800-248-2138, our toll-free number. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI appears at the back of this prospectus.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                        ---------------------------------

Copyright 1999 The Equitable Life Assurance Society of the United States, New York, New York 10104. All rights reserved.

CONTENTS OF THIS PROSPECTUS

--------------------------------------------------------------------------------

EQUITABLE LIFE'S 300+ SERIES


-------------------------------------------------------------
Index of Key Words and Phrases                              4
Equitable Life's 300+ Series Certificates at a Glance -
   Key Features                                             5

-------------------------------------------------------------
FEE TABLE                                                   6
-------------------------------------------------------------
Examples                                                    7
Condensed financial information                             8

-------------------------------------------------------------
CERTIFICATE FEATURES                                        9
-------------------------------------------------------------
How Do I Purchase and Contribute to My Certificate?         9
Owner and Annuitant Requirements                           10
How Do I Make My Contributions?                            10
What Are My Investment Options Within the Certificate      11
Allocating Your Contributions                              12
Your Right to Cancel Within a Certain Number of Days       13

2
-------------------------------------------------------------
DETERMINING YOUR CERTIFICATE'S VALUE                       14
-------------------------------------------------------------
Your Account Balance in the Funds                          14
Your Account Balance in the GRAs                           14

3
-------------------------------------------------------------
TRANSFERRING YOUR MONEY AMONG
INVESTMENT OPTIONS                                         15
-------------------------------------------------------------

--------------------------------------------------------------------------------
"We," "our" and "us" refers to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the Certificate owner who we may also refer to as the "participant."

--------------------------------------------------------------------------------


4
--------------------------------------------------------------
ACCESSING YOUR MONEY                                        16
--------------------------------------------------------------
Withdrawing Your Account Balance                            16
Choosing Your Retirement Payout Options                     16

5
--------------------------------------------------------------
CHARGES AND EXPENSES                                        19
--------------------------------------------------------------
Charges that Equitable Life Deducts                         19
Charges for State Premium and Other Applicable Taxes        19
Expenses That the Trusts Incur                              19
Certain Expense Limitations                                 20
Life Annuity Administrative Charge                          20
SEP and SIMPLE Enrollment Fee                               20
Guaranteed Rate Accounts Withdrawal Charge                  21

6
--------------------------------------------------------------
PAYMENT OF DEATH AND DISABILITY BENEFIT                     22
--------------------------------------------------------------
Your Beneficiary and Payment of Death Benefit               22
When the Participant Dies Before Distributions Begin        22
When the Participant Dies After the Retirement Date         22
Disability Payment                                          22

7
--------------------------------------------------------------
TAX INFORMATION                                             23
--------------------------------------------------------------
Tax Changes                                                 23
Tax-Sheltered Annuity Arrangements (TSAs)                   23
Individual Retirement Annuities (Regular and Roth IRAs)     23
IRAs Under Simplified Employee Pension Plans (SEPs and
   SIMPLEs)                                                 23

8
--------------------------------------------------------------
MORE INFORMATION                                            25
--------------------------------------------------------------
About Equitable Life                                        25
About Separate Account No. 301                              25
About The Hudson River Trust and EQ Advisors Trust          25
About the General Account                                   26
Dates and Prices at Which Certificate Events Occur          27
About Your Voting Rights                                    27
About the Group Annuity Contracts                           28
IRS Disqualification                                        28
About Our Year 2000 Progress                                29
About Legal Proceedings                                     29
About Our Independent Accountants                           29
Transfers of Ownership, Collateral Assignments, Loans,
   and Borrowing                                            29
Underwriter                                                 29
Reports and Additional Information                          30

9
--------------------------------------------------------------
INVESTMENT PERFORMANCE                                      31
--------------------------------------------------------------
Benchmarks                                                  31


10
--------------------------------------------------------------
APPENDIX I: CONDENSED FINANCIAL
   INFORMATION                                             A-1
--------------------------------------------------------------

11
--------------------------------------------------------------
TABLE OF CONTENTS OF STATEMENT OF
   ADDITIONAL INFORMATION                                  S-1
--------------------------------------------------------------

12
--------------------------------------------------------------
HOW TO REACH US                                     back cover
--------------------------------------------------------------

EQUITABLE LIFE'S 300+ SERIES

--------------------------------------------------------------------------------

INDEX OF KEY WORDS AND PHRASES

This index should help you locate more
information on the terms used in this
prospectus.



TERM                             PAGE
Accessing Your Money              16
account balance                   14
annuitant                         17
Annuity Payout Options            17
beneficiary                       22
Business Day                      10
cash value                        14
Charges and Expenses              19
contributions                     10
Death Benefit                     22
Guaranteed Rate Accounts          12
Investment Options                11
Investment Performance            30
Key Features                       5
Payout Options                    16
Portfolio                        cover
Processing Office             back cover
Regular IRA                       23
Retirement Payout Options         16
Right to Cancel                   13
Roth IRA                          23
SAI                               S-1
SEPs                              23
SIMPLEs                           23
Tax Information                   23
Transferring Your Money           15
TSA                               23
Unit                              14
Variable Investment Funds         11
Voting Rights                     26

EQUITABLE LIFE'S 300+ SERIES

                                                                               5
--------------------------------------------------------------------------------


EQUITABLE 300+ SERIES CERTIFICATES AT A
GLANCE - KEY FEATURES

PROFESSIONAL INVESTMENT MANAGEMENT

Equitable Life's 300+ Series Funds invest in 14 different Portfolios managed by professional investment advisers.

GUARANTEED RATE ACCOUNTS

o  New GRAs with one and three-year guarantee periods offered quarterly.

o Principal guaranteed; interest guaranteed when GRA is held to maturity of guarantee period.


TAX ADVANTAGES OF PLAN

o  On contributions

   Pre-tax contributions except for certain IRAs and for Roth IRAs.

o  On earnings inside the Certificate


   No tax on any dividends, interest or capital gains until you make withdrawals or receive distributions.


o  On transfers inside the Certificate

    No tax on transfers among investment options.


o  On payout

   Tax-favored payout alternatives.

If you are buying a contract to fund a retirement plan that already provides tax deferral under Federal income tax rules, you should do so for the contract's features and benefits other than tax deferral. The tax deferral of the contract does not provide additional benefits

MINIMUM CONTRIBUTION AMOUNTS

o Equitable Life has no minimum (If you are contributing through an employer, the employer may have a minimum).

ACCESS TO YOUR MONEY

o Lump sum withdrawals (You may be subject to a withdrawal charge for certain withdrawals or transfers from the GRAs. You may also incur income tax and a penalty tax on any withdrawal.)

PAYOUT ALTERNATIVES

o  Fixed annuity payout benefit

o  Periodic distribution option

o  Single sum payment

o  Other annuity or optional retirement benefits we may offer


ADDITIONAL FEATURES

o  Unlimited transfers among the Funds.

o  Transfers from the GRAs, subject to special rules

o Toll-free telephone access to information regarding your account and use of AIM system for transfers

FEES AND CHARGES

o Participant service charge assessed quarterly for certain administrative services. Maximum of $30 per year.

o Administrative charge, for expenses not covered by the participant service charge, assessed daily against assets of the Funds at an annual rate of 0.25%.

o  Other expenses charged directly to the Funds for operating expenses.

o 7% charge, not to exceed interest earned, on amounts withdrawn or transferred from GRAs. There are exceptions to withdrawal charge.

o Annual expenses of The Hudson River Trust and EQ Advisors Trust Portfolios are calculated as a percentage of net assets in each Portfolio. These expenses include management and advisory fees ranging from 0.25% to 0.80% annually, other expenses and, for EQ Advisors Trust, 12b-1 fees of 0.25% annually.

o One-time enrollment fee of $25 for each employee Certificate owner participating in a SEP or SIMPLE; payable by the employee or the employer.

o Annuitization fee of up to $350 if a participant elects an annuity option at retirement. A higher fee may apply when an optional annuity benefit, other than the normal form of annuity, is elected.


The above is not a complete description of all material provisions of the Certificates. For more detailed information we urge you to read the contents of this prospectus, as well as your Certificate. Please feel free to speak with us if you have any questions.

FEE TABLE

--------------------------------------------------------------------------------


The fee table below will help you understand the various charges and expenses that apply under your Certificate. The table reflects Fund charges you will directly incur under the Certificate, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges for taxes, such as state or local premium taxes, and enrollment fees may also apply. Each of the charges and expenses, including an annuity administrative charge, is further discussed under "Charges and Expenses" later in this prospectus. For a complete description of Portfolio charges and expenses, please see the attached prospectuses for The Hudson River Trust and EQ Advisors Trust. In the fee table, we refer to The Hudson River Trust as "HRT," and to EQ Advisors Trust as "EQAT." The Fund charges shown in the table are expressed as an annual percentage of daily net assets, in each Fund. The Hudson River Trust and EQ Advisors Trust annual expenses are shown as a percentage of average daily net assets in each Portfolio.



------------------------------------------------------
  CERTIFICATE OWNER TRANSACTION EXPENSES:
------------------------------------------------------
  Sales load on purchases                       None
------------------------------------------------------
  Maximum annual participant service charge     $30
------------------------------------------------------



-------------------------------------------------------------------------
                                       Alliance
                      Alliance       Intermediate    Alliance
    The Hudson         Money          Government       High     Alliance
   River Trust         Market         Securities       Yield    Balanced
-------------------------------------------------------------------------
FUND RELATED
  EXPENSES
 Administration
  charge                0.25%           0.25%         0.25%      0.25%
 Other expenses         0.15            0.22          0.33       0.13
 Total                  0.40%           0.47%         0.58%      0.38%
-------------------------------------------------------------------------
TRUST RELATED
  EXPENSES
 Management and
  advisory fees         0.35%(1)        0.35%(1)      0.60%      0.41%
 Other expenses         0.02            0.05          0.03       0.04
 Total                  0.37%(1)        0.40%(1)      0.63%      0.45%
-------------------------------------------------------------------------
TOTAL FUND AND HRT PORTFOLIO ANNUAL EXPENSES (AFTER EXPENSE LIMITATION AS
TO ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES)(2)

                        0.77%           0.87%(1)      1.21%      0.83%
-------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                         Alliance               Alliance
                   Alliance   Alliance    Aggres-              Conserva-   Alliance
    The Hudson      Growth     Common      sive     Alliance      tive      Growth
   River Trust     & Income     Stock      Stock     Global    Investors   Investors
------------------------------------------------------------------------------------
FUND RELATED
  EXPENSES
 Administration
  charge             0.25%      0.25%      0.25%      0.25%      0.25%       0.25%
 Other expenses      0.24       0.13       0.22       0.24       0.53        0.44
 Total               0.49%      0.38%      0.47%      0.49%      0.78%       0.69%
------------------------------------------------------------------------------------
TRUST RELATED
  EXPENSES
 Management and
  advisory fees      0.55%      0.36%      0.54%      0.64%      0.48%       0.51%
 Other expenses      0.03       0.03       0.02       0.07       0.05        0.04
 Total               0.58%      0.39%      0.56%      0.71%      0.53%       0.55%
------------------------------------------------------------------------------------
TOTAL FUND AND HRT PORTFOLIO ANNUAL EXPENSES (AFTER EXPENSE LIMITATION AS TO
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES)(2)

                     1.07%      0.77%      1.03%      1.20%      1.31%       1.24%
------------------------------------------------------------------------------------



(1) The annual amount of management and advisory fees applicable to the Alliance Money Market Portfolio and Alliance Intermediate Government Securities Portfolio is, in each case, limited to 0.35% of the value of the Portfolio's average daily net assets. This limitation is a Certificate right for participants who enrolled prior to May 1, 1987 and cannot be changed without their consent. Equitable Life has voluntarily agreed to impose this limitation for all other participants in those Portfolios and reserves the right to discontinue the limitation at any time. Absent this limitation, the management and advisory fees for the Alliance Intermediate Government Securities Portfolio would be 0.50% and for the Alliance Money Market Portfolio would be 0.35%, the same as the limitation. See " Charges and Expenses-Expense Limitations."

(2) The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolios. The maximum investment management fee and advisory fees for each Portfolio, however, cannot be increased without a vote of the Portfolio's shareholders. The amounts shown in the Table under "Fund Annual Expenses" and under "HRT Portfolio Annual Expenses" for the Alliance Money Market, Alliance Intermediate Government Securities, Alliance Balanced and Alliance Common Stock Funds/Portfolios, when added together, are limited by the Certificates to 1% of the value of the Alliance Money Market option's average daily net assets and 1.5% of the value of the Alliance Common Stock, Alliance Intermediate Government Securities and Alliance Balanced Funds' respective average daily net assets. For the Alliance High Yield, Alliance Aggressive Stock and Alliance Global Funds, Equitable Life applies a voluntary combined Fund/Portfolio expense limitation at an effective annual rate of 1.5% of average daily net assets of each Fund. See "Charges and Expenses-Expense Limitations."

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                           MFS Emerging                              T. Rowe Price
                              Growth      BT Equity   Lazard Small   International
    EQ Advisors Trust        Companies    500 Index     Cap Value        Stock
----------------------------------------------------------------------------------
FUND RELATED EXPENSES
 Administration charge         0.45%          0.45%       0.45%          0.45%
 Other expenses                   -              -           -              -
  Total                        0.45%          0.45%       0.45%          0.45%
----------------------------------------------------------------------------------
TRUST RELATED EXPENSES
 Management and advisory
  fees                         0.55%          0.25%       0.80%          0.75%
 12b-1 fee (1)                 0.25           0.25        0.25           0.25
 Other expenses                0.05           0.05        0.15           0.20
  Total (after expense
   limitation)(2)              0.85%          0.55%       1.20%          1.20%
----------------------------------------------------------------------------------
TOTAL FUND AND
  EQAT PORTFOLIO ANNUAL
  EXPENSES                     1.30%          1.00%       1.65%          1.65%
----------------------------------------------------------------------------------



(1) The Funds purchase Class IB shares of EQ Advisors Trust which are subject to fees imposed under distribution plans adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Rule 12b-1 plans provide that EQ Advisors Trust, in behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares for activities primarily intended to result in the sale of the Class IB shares.


(2) The maximum investment management and advisory fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses, however, EQ Financial Consultants, Inc. ("EQ Financial"), EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and Rule 12b-1 plan fees) are limited for the respective average daily net assets of each Portfolio as follows: 0.60% for MFS Emerging Growth Companies; 0.30% for BT Equity 500 Index; and 0.95% for Lazard Small Cap Value and
      T. Rowe Price International Stock.


      Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis would have been: 0.24% for MFS Emerging Growth Companies, 0.33% for BT Equity 500 Index, 0.49% for Lazard Small Cap Value and 0.40% for T. Rowe Price International Stock.


      Each Portfolio may at a later date make a reimbursement to EQ Financial for any of the management fees waived or limited and other expenses assumed and paid by EQ Financial pursuant to the expense limitation agreement provided that, among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio.

EXAMPLES

The examples below show the expenses that a hypothetical participant would pay, assuming a $1,000 contribution is invested in one of the Funds listed, and a 5% annual return on assets(1). The expenses are the same whether or not the participant withdraws amounts held in any of the Funds. For purposes of the examples, the participant service charge is computed by applying a charge of $12 to the average number of participants for the year, divided by average assets for each Fund for the same period.


These examples should not be considered a representation of past or future expenses for each Fund or Portfolio. Actual expenses may be greater or less than those shown below. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                                                                               8
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                      1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------
Alliance Money Market                 $ 8.21       $ 25.65       $ 44.58       $ 99.23
Alliance Intermediate Government
  Securities                            9.22         28.81         50.01        111.01
Alliance High Yield                    12.68         39.47         68.27        150.14
Alliance Balanced                      11.26         35.09         60.79        134.20
Alliance Growth & Income                8.82         27.55         47.84        106.32
Alliance Common Stock                   8.21         25.65         44.58         99.23
Alliance Aggressive Stock              10.85         33.84         58.65        129.60
Alliance Global                        12.58         39.16         67.74        149.01
Alliance Conservative Investors        13.70         42.58         73.58        161.37
Alliance Growth Investors              12.99         40.40         69.89        153.52
MFS Emerging Growth Companies          13.55         42.12
BT Equity 500 Index                    10.55         32.90
Lazard Small Cap Value                 17.14         53.10
T. Rowe Price International Stock      17.14         53.10
--------------------------------------------------------------------------------------



(1) The amount accumulated from the $1,000 contribution could not be paid in the form an annuity at the end of any of the periods shown in the examples. This is because the minimum amount applied must be $2,000 and the initial annuity payment must be at least $20. See "Certificate Provisions-Retirement Benefits." In some cases, charges for state premium or other taxes will be deducted from the amount applied.


If you elect an annuity payout option under which we deduct a $350 annuitization fee:

Assuming an annuity payout option could be issued, the expenses shown in the above example would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998.

CHARGE FOR WITHDRAWALS OR TRANSFERS FROM GRAS. We impose a charge of 7% of the amount withdrawn or transferred (including the amount of the withdrawal charge), but not more than the accumulated interest, on the amount withdrawn or transferred, from any GRA. The charge does not apply to your contributions or at maturity of the GRA, among other exceptions.

ANNUITIZATION FEE. If you elect the fixed annuity benefit available under your Certificate we will deduct a charge of up to $350 at the time we provide that benefit. The charge may be greater if, at that time, we offer more favorable annuity purchase rates for the same benefit.

CONDENSED FINANCIAL INFORMATION

Please see APPENDIX I, at the end of this prospectus, for the unit values, as of the dates shown, for each of the Funds.

CERTIFICATE FEATURES

--------------------------------------------------------------------------------


HOW DO I PURCHASE AND CONTRIBUTE TO MY CERTIFICATE?

You or your employer may purchase and contribute to a Certificate by making payments to us. You may contribute under a Regular IRA, Roth IRA, SIMPLE IRA or under a SEP. Your employer contributes under a SEP, TSA, or SIMPLE IRA. We have no minimum contribution amount. However, an employer may establish a minimum contribution amount for payroll deductions. The following table summarizes certain information regarding the Certificates and contributions.



-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE TYPE                       CONTRIBUTION SOURCES                        CONTRIBUTION LIMITATIONS
-----------------------------------------------------------------------------------------------------------------------------
Regular IRA                            o "Regular" IRA contributions not to        o No additional regular IRA contributions
                                         exceed $2,000 each year.                    after age 70 1/2.
- typically pre-tax contributions      o Rollovers from a qualified plan.          o Rollover or direct transfer
- distributions are taxable            o Rollovers from a TSA. o Rollovers from      contributions after age 70 1/2 must
                                         another traditional individual              be net of required minimum
                                         retirement arrangement.                     distributions.
                                       o Direct custodian-to-custodian transfers
                                         from other traditional individual
                                         retirement arrangements.
-----------------------------------------------------------------------------------------------------------------------------
Roth IRA                               o "Regular Roth" IRA contributions not      o Conversion rollovers after age
                                         to exceed $2,000 each year.                   70 1/2 must be net of required
- after tax contributions              o Conversion rollovers from a Regular         minimum distributions for the Regular
- distributions are tax-free             IRA.                                        IRA you are rolling over.
  when conditions met                  o Rollovers from another Roth IRA.          o You cannot make a conversion rollover
                                       o Direct transfers from another Roth IRA.     from a Regular IRA if your adjusted
                                                                                     gross income is $100,000 or more.
-----------------------------------------------------------------------------------------------------------------------------
TSA                                    o Employer remitted "salary reduction"      o Maximum amount of contributions subject
                                         and/or "nonelective" employer               to tax law formula which varies;
- favorable tax treatment for            contributions.                              maximum salary reduction contribution
  employees of tax-exempt              o Rollovers from another TSA contract or      is $10,000 for 1999.
  organizations and public schools       arrangement.                              o Rollover or direct transfer
                                       o Direct transfers from another contract      contributions after age 70 1/2 must
                                         or arrangement complying with Code          be net of required minimum
                                         Section 403(b) by means of IRS Revenue      distributions.
                                         Ruling 90-24.
-----------------------------------------------------------------------------------------------------------------------------
SEP                                    o Employer contributions.                   o Annual employer contributions up to the
- simplified employee pension plans    o Employee contributions permitted.           lesser of $24,000 or 15% of employee
- employer contributions to a Regular                                                compensation.
  IRA issued to and owned by employee                                              o Employee contributions subject to
                                                                                     Regular IRA limits.
-----------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA

- savings incentive match              o Employee salary reduction and employer    o Salary reduction contributions up to
  plan for employees                     matching contributions.                     $6,000; employer matching contributions
- employer contributions to a Regular                                                up to 3% of employee compensation.
  IRA issued to and owned by employee
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


See "Tax Information" for a more detailed discussion of certain contribution and other limitations.


OWNER AND ANNUITANT REQUIREMENTS


The annuitant and the owner must be the same person.


HOW DO I MAKE MY CONTRIBUTIONS?


Contributions must be in the form of a check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars and made payable to Equitable Life. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.


We do not monitor whether contributions exceed limitations in the Internal Revenue Code. However, we reserve the right to refuse contributions that we believe to exceed those limitations.


You make contributions under a Regular IRA or Roth IRA Certificate by sending your payment directly to us. For TSA, SEP or SIMPLE IRA Certificates, your employer sends contributions to us on your behalf. Payroll deduction amounts will be automatically transferred to us for allocation to the investment options as you direct.

We invest your contributions on the date we receive them, provided they are accompanied by a properly completed instructions form. If the date of receipt is not a Business Day, we invest your contributions on the next Business Day.

Initial contributions must be accompanied by an application and any other form we require to process the payments. We may retain your initial contribution for five Business Days while we attempt to obtain any information that is missing or unclear. If we cannot obtain the information we require within the five Business Days, our Processing Office will inform you or your employer of the circumstances and return the contribution unless you or your employer specifically consent to our retaining your contribution until we receive the required information.

OUR "BUSINESS DAY" GENERALLY IS ANY DAY ON WHICH THE NEW YORK STOCK EXCHANGE AND EQUITABLE LIFE IS OPEN FOR TRADING AND GENERALLY ENDS AT 4 P.M. EASTERN TIME. WE MAY, HOWEVER, CLOSE DUE TO EMERGENCY CONDITIONS.


DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS


If contributions are discontinued your participation under a Certificate will remain in effect and contributions may be resumed at any time. However, under SEP and SIMPLE Certificates, contributions may not be resumed. We reserve the right to close a participant's account and terminate the Certificate if no contributions are made within 120 days of the issue date of a Certificate.

We also reserve the right to close a participant's account and pay any account balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the account balance does not exceed $2,000 or (2) the annuity which the existing account balance would purchase at the participant's retirement date would be less than $20 per month based on the current annuity rates in effect under the Certificate.

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WHAT ARE MY INVESTMENT OPTIONS WITHIN THE CERTIFICATE


We allocate your contributions among the investment options available under the Certificates according to your instructions. Your investment options are the Funds and the GRAs.


VARIABLE INVESTMENT FUNDS


Your investment results in any one of the 14 Funds will depend on the investment performance of the underlying Portfolios. Listed below are the currently available Portfolios, their investment objectives, and their advisers. YOU CAN CHOOSE AMONG 14 FUNDS THAT INVEST IN CORRESPONDING PORTFOLIOS.


PORTFOLIOS OF THE HUDSON RIVER TRUST



--------------------------------------------------------------------------------------------------------------------------------
          Portfolio Name                                    Objective                                       Adviser
--------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market              High level of current income while preserving assets and    Alliance Capital Management L.P.
                                   maintaining liquidity
--------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government   High current income consistent with relative stability of   Alliance Capital Management L.P.
  Securities                       principal
--------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                High return by maximizing current income and, to the        Alliance Capital Management L.P.
                                   extent consistent with that objective, capital
                                   appreciation
--------------------------------------------------------------------------------------------------------------------------------
Alliance Balanced                  High return through a combination of current income         Alliance Capital Management L.P.
                                   and capital appreciation
--------------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income           Long-term growth through a combination of current           Alliance Capital Management L.P.
                                   income and capital appreciation
--------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock              Long-term growth of capital and increasing income           Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock          Long-term growth of capital                                 Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------------------------------------------
Alliance Global                    Long-term growth of capital                                 Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors    High total return without, in the adviser's opinion,        Alliance Capital Management L.P.
                                   undue risk to principal
--------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors          High total return consistent with the adviser's             Alliance Capital Management L.P.
                                   determination of reasonable risk
--------------------------------------------------------------------------------------------------------------------------------



PORTFOLIOS OF EQ ADVISORS TRUST



----------------------------------------------------------------------------------------------------------------------------------
           Portfolio Name                                    Objective                                    Adviser
----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies       Long-term growth of capital                           Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                 Replicate as closely as possible (before the          Bankers Trust Company
                                    deduction of Portfolio expenses) the total return
                                    of the S&P 500
----------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value              Capital appreciation                                  Lazard Asset Management
----------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock   Long-term growth of capital                           Rowe Price-Fleming International, Inc.
----------------------------------------------------------------------------------------------------------------------------------



Other important information about the Portfolios is included in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus. We may add or delete Portfolios under the Funds.

See "Proposed Substitution of Portfolios" under "More Information" for information regarding the proposed substitution of newly created Portfolios of EQ Advisors Trust for Portfolios of The Hudson River Trust currently available under the variable investment options.

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GUARANTEED RATE ACCOUNTS


You can allocate contributions to the GRAs that provide principal and interest guarantees. These amounts become part of our general account assets. We discuss our general account under "More Information."

Currently, we offer GRAs with guarantee periods of one and three years. We may offer additional or different guarantee periods in the future.

New one-year and three-year guarantee periods are offered each calendar quarter. We announce a fixed interest rate for each guarantee period at least 10 days before the beginning of the quarter. Interest rates are set according to our procedures at the time. Thus, different interest rates may apply to different amounts in the GRAs. All interest rates are effective interest rates, reflecting daily compounding and the deduction of the participant service charge. The guaranteed annual rate of interest will never be less than 3%.

At the end of a guarantee period (the maturity date), unless you instruct us otherwise, we will automatically contribute the accumulated amount to a new guarantee period of similar duration. If we are offering no guarantee period of a similar duration, we will transfer the amount to the maturity period of the shortest duration we then offer.

You may allocate amounts in maturing guarantee periods to one or more other [investment options] by using the AIM System. We must receive instructions before the maturity date. We will apply those instructions to all maturing guarantee periods until we receive other instructions.

The amount of your contributions to the GRAs is guaranteed by us (before deduction of any participant service charge). However, withdrawals and transfers out of a guarantee period before a maturity date, may be subject to a withdrawal charge. See "Charges and Expenses." For futher information regarding the GRAs, please see "The Guaranteed Rate Accounts" in the SAI.

ALLOCATING YOUR CONTRIBUTIONS


You may allocate your contributions to one or more, or all, of the Funds or GRAs. Allocations must be in whole percentages, which you may change at any time in writing or by telephone using our AIM System. Changes are effective on the date we receive all necessary information. Allocation changes have no effect on amounts already invested.


OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM (AIM SYSTEM)


Participants may use our automated AIM System to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use the AIM System, you must have a touch-tone telephone. We assign a personal security code ("PSC") number to you after we receive your completed enrollment form.


We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the AIM System. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions we reasonably believe to be genuine.

A transfer request will be effective on the Business Day we receive the request. We will confirm all transfers in writing.

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YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your Certificate, you may return it to us for a refund. To exercise this cancellation right, you must mail the Certificate directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.


Your refund will equal your contributions under the Certificate or, if greater, with respect to contributions allocated to the Funds, your account value, computed on the date we receive your Certificate.


We follow these same procedures if you change your mind before you receive your Certificate, but after you make a contribution. Please see "Tax Information" for possible consequences of canceling your Certificate.


If you fully convert an existing Regular IRA Certificate to a Roth IRA Certificate, you may cancel your Roth IRA Certificate and return to a Regular IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office.

DETERMINING YOUR CERTIFICATE'S VALUE

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We credit the full amount of your contributions under your Certificate. At any time, the value of your Certificate is the "account balance" in the Funds and the GRAs to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See "Charges and Expenses."

We refer to the amount of the account balance attributable to the GRAs as their "cash value." The cash value of a GRA guarantee period reflects a withdrawal charge, as described below.

YOUR ACCOUNT BALANCE IN THE FUNDS

Your contributions to one or more of the Funds are, in turn, invested in shares of a corresponding Portfolio. The value of your interest in each Fund is measured by "units" that are purchased with your contributions. Your units will increase or decrease in value as though you had invested in the corresponding Portfolio's shares directly. Your account balance, however, will decrease by the amount of the fees and charges that we deduct under the Certificate. Your account balance will also decrease by the dollar amount of any withdrawals that you make.

We determine the number of units of a Fund you purchase by dividing the amount of your contribution by the Fund's unit value for the Business Day on which we receive your contribution. On any day, the value of your interest in a Fund equals the number of units credited to your Certificate under that Fund, multiplied by the value for one unit. The number of your units in any Fund does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options.

YOUR ACCOUNT BALANCE IN THE GRAS

Your account balance in the GRAs, represented by their cash value, is equal to your contributions and transfers to those options, plus accrued interest, less withdrawals and transfers out of the GRAs and charge deductions. The cash value of your GRAs will be less any withdrawal charge that applies on withdrawals, including transfers, from any of your GRA guarantee periods prior to maturity. Thus, if you withdrew an amount from a GRA period, before the maturity date, we would pay you the cash value. Please see "The Guaranteed Rate Accounts" in the SAI for more information.

TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

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At any time before the date annuity benefit payments begin, you can transfer some or all of your account balance among the investment options. Withdrawals or transfers from the GRAs before a maturity date are restricted and may be subject to a withdrawal charge. See "Charges and Expenses."


You may request a transfer by telephone using our AIM System. Transfer requests should specify:

o  your Social Security number,


o  the amounts or percentages to be transferred, and

o  the investment options to and from which the amounts are to be transferred.

We will make transfers involving the Funds as of the Business Day we receive your transfer request and all necessary information.


Transfers are permitted to and from the guarantee periods of the GRAs, but transfers may not be made from one guarantee period to another, nor during the "open period" in calendar quarters when new guarantee periods are offered for GRAs. In the case of trustee-to-trustee transfers during the open period, we will impose a withdrawal charge. Transfers from a GRA guarantee period, like withdrawals, may be subject to a withdrawal charge.

ACCESSING YOUR MONEY

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WITHDRAWING YOUR ACCOUNT BALANCE


You can withdraw your account balance at any time before annuity benefits begin. Withdrawals from the GRAs will be withdrawals of cash value, giving effect to any withdrawal charge. No withdrawal charge applies to withdrawals from any of the Funds.

Partial withdrawals under a periodic distribution option are subject to certain restrictions that we describe below under "Choosing Your Retirement Payout Options." Distributions under TSA Certificates may also be subject to certain restrictions. For the tax consequences and restrictions relating to withdrawals see "Tax Information" below and in the SAI.


We will consider withdrawal requests that result in a total remaining account balance of less than $100 as a request to surrender your Certificate, unless you tell us otherwise.

Your request for a withdrawal should be in writing on our specified form. For a partial withdrawal, you must specify the investment options from which you want to take the withdrawal. Otherwise, we will withdraw from each investment option on a pro rata basis. If you request a full surrender, you must also send us your Certificate with the request. When we receive the information we require, the withdrawal or full surrender will become effective. If we receive only partial information, our Processing Office will contact you for complete instructions before processing your request.


SURRENDERING YOUR CERTIFICATE TO RECEIVE YOUR ACCOUNT BALANCE


You may surrender your Certificate to receive your account balance at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request on our prescribed form at our Processing Office. We will determine your account balance on the date we receive the required information. All benefits under the Certificate will terminate as of that date.


You may receive your account balance in a single sum payment or apply all or part of it to one or both of the annuity payout options described under "Choosing Your Annuity Payout Options" below. For the tax consequences of surrenders, see "Tax Information" below and in the SAI.

WHEN TO EXPECT PAYMENTS


Generally, we will fulfill requests for payments upon a withdrawal or surrender within seven calendar days after the date we receive all necessary information and documents we require in the circumstances. We may postpone such payments or application of proceeds for any period during which:


(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a Fund's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect persons remaining in the Funds.


CHOOSING YOUR RETIREMENT PAYOUT OPTIONS

When you are ready to receive retirement benefits you have a choice of several options:

o  Single sum benefit payment.

o  Periodic distribution option.

o  Fixed full cash refund annuity.

o  Other forms of annuities we may offer.

If you choose a single sum benefit payment, your account value in the Funds and cash value in the GRAs will be applied to provide the benefit. The cash value may reflect a withdrawal charge.


The same amounts will be applied to provide a periodic distribution option or the fixed full cash refund annuity under the Certificate, or any other optional fixed annuity we may offer. However, if you elect a periodic distribution or annuity, no withdrawal charge will be imposed on amounts derived from the GRAs.

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ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

FULL CASH REFUND ANNUITY. This is the "normal form of annuity benefit." It provides a fixed annuity for the lifetime of the annuitant. The participant's beneficiary will receive a cash refund if, at the participant's death, the total annuity payments do not equal the amount that we applied to provide the annuity. This refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.


Once fixed payments begin, the amount of each payment does not change. We determine the minimum amount from tables in the Certificate that show monthly payments for each $1,000 applied (after deduction of any applicable tax charges and the annuitization fee). If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect produces a larger payment, we pay the larger benefit. We may change the amount of monthly payments shown in Certificates for new participants.


PERIODIC DISTRIBUTION OPTION. An annuity option that pays out your entire account balance in monthly, quarterly, semi-annual or annual installment payments over a period of at least three years, as you or your beneficiary choose. The payout period may not generally exceed applicable life expectancy limitations, as described in "Tax Information" in the SAI.


To calculate the amount of each payment, you specify a dollar amount or a time period. If a time period, we determine the amount of a payment by dividing the remaining account balances by the number of remaining payments. We make withdrawals pro-rata from each investment option. Currently, we distribute periodic payments from the GRAs without withdrawal charges. We retain the right to suspend these distributions from the GRAs in the future.


We require an initial monthly payment of at least $50 under the periodic distribution option. After payments begin, you may continue to transfer amounts among the investment options, according to our rules. By written notice, you may make a partial withdrawal or elect to stop the periodic distribution payments and receive your remaining account balance in a single sum.

OTHER ANNUITIES OR OPTIONAL RETIREMENT BENEFITS. You may elect forms of fixed annuities, other than the normal form of annuity benefit, we offer, including joint and survivor annuities. Payments under life or joint life annuities that do not specify a minimum distribution period terminate with the death of the last surviving annuitant.


You may specify a minimum distribution period under which benefits continue to a beneficiary. You may not specify a minimum distribution period that is greater than your life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than your spouse, payments to the surviving beneficiary are limited as the Proposed Treasury Regulations provide.


Once a life annuity takes effect, the annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity payout is available only if the amount applied to pay the annuity is $2,000 or more and results in an initial payment of at least $20.

If you are participating under a TSA program and have not chosen a retirement benefit the normal form of annuity will be provided unless the TSA provides otherwise. Under certain TSAs you may be required to elect a joint and survivor annuity payout unless your spouse consents in writing to a different election.


You can choose the date annuity payments are to begin. This is your "retirement date." If you do not advise us of your retirement date, we will assume that it is the date you attain age 65. You can change your retirement date in writing, but the date must be the first day of a calendar month. Also, that date may not be later than the date applicable for the type of qualified plan in which you use the Certificate.

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If you have not already selected a form of annuity payout, we will send you a form on which you may do so or confirm that the normal form of annuity is to be provided. We will send the form six months before your retirement date. Your account balance will remain invested until we receive your instructions. Once you have selected a payout option and payments have begun, you may make no further change.

The amount of the annuity payments will depend on:

o  the amount applied to purchase the annuity,

o  the type of payout option you choose, and,

o in the case of a life annuity, your age (or your and your joint annuitant's ages) and in certain instances, gender.

CHARGES AND EXPENSES

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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the charges described below during the accumulation period, or if you elect either the fixed annuity option or the periodic distribution option. We will not increase these charges for the life of your Certificate, except as noted.


PARTICIPANT SERVICE CHARGE


On the last day of each calendar quarter, we charge your account balance to reimburse us for certain administration expenses under the Certificates, such as salaries and other overhead costs, travel, legal, actuarial and accounting costs. The charge is up to $15 per year for SEP and SIMPLE IRA Certificates, and up to $30 per year for Regular IRA, Roth IRA, and TSA Certificates. We deduct these charges from the amounts held in the investment options in accordance with our administrative procedures then in effect.


The participant service charge applicable to a Certificate depends on several factors. It will vary depending on:

o  whether contributions are made by payroll deduction or direct contribution,

o the number of participants contributing through the same payroll deduction facility or group, and the total contributions that we receive from an affiliated group, and the nature of the group purchasing the Certificates, and the extent to which an employer provides services that we would otherwise provide, and other circumstances that may have an impact on administrative expenses.

We reserve the right to change the participant service charge on advance written notice, or to impose the charge on a less or more frequent basis. In no case, will the charge exceed $30 per year.

ADMINISTRATION CHARGE

We impose a daily charge at the annual rate of 0.25% of the net assets of each Fund. The charge is to reimburse us for administration expenses not covered by the participant service charge. We reflect this charge in the computation of unit values for each Fund.

OTHER EXPENSES

We also charge certain additional costs and expenses directly to the Funds. These include, among other things, certain expenses we incur in the operation of the Funds, taxes, interest, SEC charges, and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping.

We reflect these expenses in the unit values for each Fund.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge for applicable taxes such as state premium taxes that your state may impose. If an annuity option is elected, we may deduct the charge from the amount applied to provide the annuity or from contributions. If the periodic distribution is elected we will deduct the charge from each payment when made. No charge is applied if you elect a single sum payment. The current tax charge varies by state and ranges from 0% to 2%.

EXPENSES THAT THE TRUSTS INCUR

The Hudson River Trust and EQ Advisors Trust incur the following types of fees and expenses:


o  Investment advisory fees ranging from 0.25% to 0.80%.

o  12b-1 fees of 0.25% applicable to Class IB shares of EQ Advisors Trust.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o  Investment-related expenses, such as brokerage commissions.

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These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectuses of the Trusts.


CERTAIN EXPENSE LIMITATIONS

We will reimburse the Funds named below for certain expenses they incur in any calendar year, as follows:

ALLIANCE MONEY MARKET, ALLIANCE COMMON STOCK, ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES AND ALLIANCE BALANCED FUNDS

The types of expenses included are:


o Investment advisory fees and certain other expenses attributable to assets of the Funds invested of the corresponding Portfolio of The Hudson River Trust.

o  Administration expenses that the Funds bear directly.

The expenses subject to reimbursement do not include the following Portfolio expenses: interest, taxes, brokerage, and extraordinary expenses permitted by appropriate state regulatory authorities.

The annual expense limitations, above which we will reimburse the Funds, are:


o  1% of the Alliance Money Market Fund's average daily net assets.

o 1.5% of the Alliance Common Stock, Alliance Intermediate Government Securities, and Alliance Balanced Funds' respective average daily net assets.

We cannot change these expense limitations without the participant's consent.

ALLIANCE HIGH YIELD, ALLIANCE AGGRESSIVE STOCK AND ALLIANCE GLOBAL FUNDS

We reimburse these Funds for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. We may change this voluntary expense limitation at our discretion.

ALLIANCE MONEY MARKET AND ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUNDS


If the amount of the respective management fees charged to the related Portfolios exceeds 0.35% of their average daily net asset value, we will reimburse the corresponding Funds for such excess. This expense limitation is a contractual right for participants who enrolled before May 1, 1987, and cannot be changed without the consent of those participants. We have voluntarily agreed to put in place this expense limitation for participants who enrolled after May 1, 1987, and we reserve the right to discontinue this voluntary limitation at any time.


LIFE ANNUITY ADMINISTRATIVE CHARGE


If you elect the fixed annuity option under the Certificate, at retirement we will deduct up to $350 from the amount applied to purchase the annuity. This amount is designed to reimburse us for administrative expenses we incur in processing the application for the annuity and issuing each monthly payment. The specific amount of the charge will depend on your date of enrollment. We may give you a better annuity purchase rate than those currently guaranteed in the Certificates. In that case, the annuity administrative charge may be greater than $350, unless we otherwise provide in your Certificate.


SEP AND SIMPLE ENROLLMENT FEE

We charge a non-refundable fee of $25 upon the enrollment of each Participant in a SEP or SIMPLE IRA. We collect the fee from the employer, or we deduct it from the first contribution.

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GUARANTEED RATE ACCOUNTS WITHDRAWAL CHARGE

We impose a charge on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or transferred from the guarantee period, or, if less, the accumulated interest. The charge, however, does not apply:

o  at maturity of the GRA guarantee period;

o  to withdrawals due to death or disability;

o  when the periodic distribution installment option is elected; or

o  when an annuity retirement option is elected.

However, the withdrawal charge applies to any other pre-maturity withdrawals at retirement.

PAYMENT OF DEATH AND DISABILITY BENEFIT

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YOUR BENEFICIARY AND PAYMENT OF DEATH BENEFIT


You designate your beneficiary when you apply for your Certificate. You may change your designation by writing to our Processing Office. You may be limited as to the beneficiary you can designate in TSA Certificate.

The death benefit is equal to your account balance. We determine the amount of the death benefit as of the date we receive satisfactory proof of death and any required instructions as to the method of payment.

WHEN THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN


If you die before distributions begin, we will pay the death benefit to your beneficiary.

If the designated beneficiary is your surviving spouse, the distribution of the account balance may begin at the earlier of (a) the date you would have attained age 70 1/2 or (b) the date the surviving spouse elects payment to commence. Depending on your election, we will pay the death benefit as a single sum, in periodic installments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment.


WHEN THE PARTICIPANT DIES AFTER THE RETIREMENT DATE


If you die after distributions begin, the amount and payment mode of the distributions may continue to the beneficiary on the same basis as before your death, subject to minimum distribution rules.


DISABILITY PAYMENT


In the case of disability (refer to your certificate for a definition of disability) before your retirement date, we will pay you the account balance. TSA plans may be subject to certain restrictions.

TAX INFORMATION

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TAX CHANGES


Federal income tax rules include the United States laws in the Internal Revenue Code and Treasury Department Regulations, and Internal Revenue Service interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change.

TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)


If you are an employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3), your employer may purchase a TSA for you. Contributions to the TSA, whether they are made by your salary reduction or non-elective employer contributions, are not taxable to you, subject to annual limitations. Annuity payments, withdrawals or surrenders of the TSA are generally taxable to you. Premature withdrawals may be subject to an additional 10% penalty on the taxable amount. In addition, amounts attributable to salary reduction contributions cannot be distributed before your age 59 1/2, death, disability, separation from service or hardship. In the event of hardship, only the salary reduction contributions can be distributed.

INDIVIDUAL RETIREMENT ANNUITIES (REGULAR AND ROTH IRAs)

You may make compensation-based contributions, subject to annual limitations, to individual retirement arrangements. For both Regular and Roth IRAs, you must have compensation at least equal to the amount of the contribution. Generally, $2,000 is the maximum amount of annual contributions you may make to all of your Regular and Roth IRAs. You may deduct all or a part of your contribution to a Regular IRA depending on your income for the year.

You may make contributions to a Regular IRA until the year you reach age 70 1/2. You may make contributions to a Roth IRA even after age 70 1/2, if you have compensation and your income is within specified federal income tax limits. These limits do not apply to rollover or custodian-to-custodian contributions into either kind of IRA. You and your nonworking spouse can together contribute, annually, an aggregate maximum of $4,000 to Regular and Roth IRAs for you and your spouse (but no more than $2,000 to any one IRA certificate).

Income credited to Regular IRAs is generally not taxable until you get a distribution from the Certificate. Distributions from Regular IRAs are generally fully taxable as ordinary income. Roth IRA distributions are not taxable until all contributions to all of your Roth IRAs are recovered. After recovery of contributions, distributions are taxable. Beginning in 2003, in certain circumstances, Roth IRA distributions may be eligible to be fully non taxable. The taxable portion of certain early withdrawals from Regular and Roth IRAs may be subject to an additional 10% Federal income tax penalty.


IRAs UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS AND SIMPLES)


An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. A Regular IRA funding a SEP is like other IRAs. If you are an eligible employee, you own the SEP. Most of the rules applicable to Regular IRAs also apply. One major difference is the amount of permissible contributions. Under contribution limits effective in 1999, an employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation. The employer makes this determination without taking into account its contribution to the employee's SEP. This limit may be subject to cost of living changes in future years.

An eligible employer may establish a "SIMPLE" plan to contribute to special individual retirement accounts or individual retirement annuities for its employees (SIMPLE IRAs). A SIMPLE IRA is a form of IRA, which the employee owns. Generally, the rules applicable to Regular IRAs discussed above apply, with certain differences, as follows:


o  the employee salary reduction contribution is limited (up to $6,000 in 1999)

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o  the employer must make contributions, generally a dollar-for-dollar, up to 3%
   of the employee's compensation or a 2% non-elective contribution to all eligible employees;


o employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.


Further discussion of tax aspects of TSA, Regular IRA, Roth IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.

MORE INFORMATION

--------------------------------------------------------------------------------


ABOUT EQUITABLE LIFE



We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a stock life insurance company that issues the Certificates. We are a New York corporation and have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies, Inc., whose majority shareholder is AXA, a French insurance holding company. As a majority shareholder, and under its other arrangements with Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. Equitable Life's related companies, however, have no legal responsibility to pay amounts that Equitable Life owes under the Certificates. During 1999, the Equitable Companies, Inc. plans to change its name to AXA Financial, Inc.

We manage over $347.5 billion in assets as of December 31, 1998. For over 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


ABOUT SEPARATE ACCOUNT NO. 301


Each Fund is a subaccount of our Separate Account No. 301. We established Separate Account No. 301 in 1981 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Separate Account No. 301 for owners of our variable annuity contracts, including the Certificates. The results of Separate Account No. 301's operations are accounted for without regard to our other operations. We are the legal owner of all of the assets in Separate Account No. 301 and may withdraw any amounts that exceed our reserves and other liabilities with respect to the Funds under our contracts.


Separate Account No. 301 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable or Separate Account No. 301.

Each subaccount (Fund) within Separate Account No. 301 invests solely in Class IA or Class IB shares, respectively, issued by the corresponding Portfolio of The Hudson River Trust and EQ Advisors Trust.

We reserve the right, subject to compliance with laws that apply, to:

(1) to add Funds to, or to remove Funds from, Separate Account No. 301, or to add other separate accounts;

(2) combine any two or more Funds;

(3) transfer the assets we determine to be the shares of the class of contracts to which the Certificates belong from any Fund to another Fund;

(4) operate Separate Account No. 301 or any Fund as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 301 or a Fund directly);

(5) deregister Separate Account No. 301 under the Investment Company Act of
    1940;

(6) restrict or eliminate any voting rights as to Separate Account No. 301; and

(7) cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT THE HUDSON RIVER TRUST AND EQ ADVISORS TRUST

Both of the Trusts are registered under the Investment Company Act of 1940 and are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different series of shares relating to a different Portfolio of the Trust.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a Trust's shares are reinvested in full. The Board of Trustees of each Trust may establish additional

--------------------------------------------------------------------------------


Portfolios or eliminate existing Portfolios at any time. More detailed information about the Trusts, their investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 plan relating to the Class IB shares of EQ Advisors Trust and other aspects of their operations, appears in their attached prospectuses, or in their SAIs, which are available upon request.

PROPOSED SUBSITUTION OF PORTFOLIOS. We are asking the SEC to approve the subsitution of 14 newly created Portfolios of the Eq Advisors Trust for The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.

o  We will bear all expenses directly relating to the Substitution transaction.

o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisor Trust Portfolios may have slightly higher expense ratios.

o On the effective date of the Substitution transaction, your account value (i.e., the units you own) in the variable investment options will be the same as before the transaction.

o  The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about the Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual.

We will notify you when we receive SEC approval, and again when the Substitution is complete.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed rate options, and our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933. The general account is not an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your Certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our Business Day is generally any day that the New York Stock Exchange is open for trading. Our Business Day ends at 4:00 p.m., Eastern Time for purposes of determining the date when we apply contributions and process any other transaction requests. We will apply contributions and process any other transaction requests when we receive them along with all the required information.

If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-Business Day or after 4:00 on a Business Day, we will use the next Business Day.

CONTRIBUTIONS AND TRANSFERS

o We invest contributions allocated to the Funds at the value next determined after the close of the Business Day.

o Contributions allocated to a GRA will receive the interest rate for that GRA in effect for that Business Day.

o We will make transfers to or from Funds at the value next determined after the close of the Business Day.

o Transfers to a GRA will be based on the interest rate for that GRA in effect for the Business Day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of The Hudson River Trust and EQ Advisors Trust, we have the right to vote on certain matters involving the Portfolios, such as:

o  The election of Trustees.

o  The ratification of independent auditors selected for each Trust.

o Any other matters described in the prospectuses for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give Certificate owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates if a shareholder vote is taken. If we do not receive instructions in time from all Certificate owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly

--------------------------------------------------------------------------------

because of amounts we have in a Portfolio in the same proportions that Certificate owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control each Trust. EQ Advisors Trust shares are sold only to our separate accounts and an affiliated qualified plan trust. The Hudson River Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Certicate owners, we currently do not foresee any disadvantages because of this. The Hudson River Trust Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our Certificate owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 301 VOTING RIGHTS

If actions relating to Separate Account No. 301 require Certificate owner approval, Certificate owners will be entitled to one vote for each unit they have in the Funds. We will cast votes attributable to any amounts we have in the Funds in the same proportion as votes cast by Certificate owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT THE GROUP ANNUITY CONTRACTS

The Certificates are issued under group annuity contracts between us and Chase Manhattan Bank, N.A. ("Chase"), whose sole purpose is to serve as a party to the group annuity contracts. Chase has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.


IRS DISQUALIFICATION


If a retirement program funded by the Certificates is found not to qualify under the Internal Revenue Code, we may terminate the Certificate and pay the participant, plan trustees or other designated person, the account balance. We will, however, make a deduction for any federal income tax payable by us because of the non-qualification.


ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your Certificate and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the Year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not Year 2000 compliant. By year end 1998, the work of modifying or replacing non-compliant systems was substantially completed. Equitable Life has begun comprehensive testing of its Year 2000 compliance and expects that the testing will be substantially completed by June 30, 1999. Equitable Life has contacted third-party services providers to seek confirmations that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policyowners and on operations of the investment options. Most third-party service providers have provided Equitable Life confirmations of their Year 2000 compliance. Equitable Life believes it is on

--------------------------------------------------------------------------------


schedule for substantially all such systems and services, including those considered to be mission-critical, to be confirmed as Year 2000 compliant, renovated, replaced or the subject of contingency plans, by June 30, 1999, except for one investment accounting system which is scheduled to be replaced by August 31, 1999 and confirmed as Year 2000 compliant by September 30, 1999. Additionally, Equitable Life will be supplementing its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of Year 2000 related failures. Year 2000 specific contingency plans are anticipated to be in place by June 30, 1999.

There are many risks associated with Year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be Year 2000 compliant. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your policy and operate the investment options.

To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 301, our ability to meet our obligations under the Certificates, or the distribution of the Certificates.

ABOUT OUR INDEPENDENT ACCOUNTANTS


The financial statements of Separate Account No. 301 as of December 31, 1998 and for each of the two years in the period ended December 31, 1998, and the financial statements of Equitable Life as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998 have been so included in the Statement of Additional Information (SAI), and incorporated by reference in the Prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, given upon their authority as experts in accounting and auditing.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING


You cannot assign or transfer ownership of a Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate except by surrender to us. Loans are not available and you cannot assign Regular IRA, Roth IRA, TSA, SEP, and SIMPLE Certificates as security for a loan or other obligation.

You may direct the transfer of account balances under your Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate to another similar arrangement. We can impose a withdrawal charge if one applies.


UNDERWRITER


EQ Financial Consultants, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable Life, performs all sales functions for the Certificates and may be deemed to be the principal underwriter of Separate Account No. 301. EQ Financial is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. EQ Financial's principal business address is 1290 Avenue of the Americas, New York, NY 10104. During 1999, EQ Financial plans to change its name to AXA Advisors, Inc. The offering of the Certificates is intended to be continuous. We have paid no underwriting commissions during any of the last three fiscal years with respect to units of interest under the Certificates.

--------------------------------------------------------------------------------

REPORTS AND ADDITIONAL INFORMATION


Before payments start under your Certificate, we will send you, at least annually, a report showing as of a specified date: (1) the number of units you have credited to each Fund, (2) the unit values, (3) your account balance in each Fund and GRA and the total balance and (4) the cash values of your GRAs. Similar reports will be sent to you if you are receiving payments under the periodic distribution option. All transactions will be individually confirmed.


As required by the Investment Company Act of 1940, each participant will be sent, semi-annually, a report containing financial statements and a list of the securities held by each Portfolio.


As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or
(2) by accessing the EDGAR Database at the SEC's web site at http://www.sec.gov.

INVESTMENT PERFORMANCE

--------------------------------------------------------------------------------


We provide the following tables to show two different measurements of the investment performance of the Funds. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE FUNDS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.


Tables 1 and 2 show the rates of return of the Funds on a year-by-year and an annualized basis. These tables take into account all asset-based charges under the Certificate, but do not reflect the participant service charge. The results shown are based on the actual historical investment experience of the Portfolio in which the Fund invests. All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS

Table 2 compares the performance of the Funds to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect any Certificate charges. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

ALLIANCE MONEY MARKET:

Salomon Brothers Three-Month T-Bill Index.

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES:

Lehman Intermediate Government Bond Index

ALLIANCE HIGH YIELD:

Merrill Lynch High Yield Master Index.

ALLIANCE BALANCED:

50% S&P 500 Index and 50% Lehman Government/Corporate Bond Index.

ALLIANCE GROWTH & INCOME:

75% Standard & Poor's 500 Stock Index/25% Value Line Convertible Index.

ALLIANCE COMMON STOCK:

Standard & Poor's 500 Index.

ALLIANCE AGGRESSIVE STOCK:

50% Russell 2000 Small Stock Index and 50% Standard & Poor's Mid-Cap Total Return Index.

ALLIANCE GLOBAL:

Morgan Stanley Capital International World Index.

ALLIANCE CONSERVATIVE INVESTORS:

70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

ALLIANCE GROWTH INVESTORS:

30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.

MFS EMERGING GROWTH COMPANIES:

Russell 2000 Index.

BT EQUITY 500 INDEX:

Standard & Poor's 500 Index.

LAZARD SMALL CAP VALUE:

Russell 2000 Index.

T. ROWE PRICE INTERNATIONAL STOCK:


 Morgan Stanley Capital Int'l (MSCI) EAFE Index.

--------------------------------------------------------------------------------

TABLE 1

ANNUAL PERCENT CHANGES IN UNIT VALUE



-------------------------------------------------------------------------------------------------
                                                            Periods Ended December 31
                                                -------------------------------------------------
                                                   1989      1990      1991      1992      1993
-------------------------------------------------------------------------------------------------
Alliance Money Market .........................     8.7%      7.7%      5.6%      3.0%      2.5%
-------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities(a)     15.1       5.9      13.7       4.9      10.0
-------------------------------------------------------------------------------------------------
Alliance High Yield ...........................     0.6      (4.8)     24.6      11.3      22.3
-------------------------------------------------------------------------------------------------
Alliance Balanced .............................    25.4      (0.4)     40.7      (3.3)     11.9
-------------------------------------------------------------------------------------------------
Alliance Common Stock .........................    23.9     (12.4)     43.7       2.7      24.4
-------------------------------------------------------------------------------------------------
Alliance Aggressive Stock .....................    43.3       7.0      75.6       3.8      16.0
-------------------------------------------------------------------------------------------------
Alliance Global ...............................    24.9       6.2      26.4      (1.3)     31.3
-------------------------------------------------------------------------------------------------
Alliance Growth & Income ......................       -         -         -         -         -
-------------------------------------------------------------------------------------------------
Alliance Growth Investors .....................                 -         -         -         -
-------------------------------------------------------------------------------------------------
Alliance Conservative Investors ...............       -         -         -         -         -
-------------------------------------------------------------------------------------------------
MFS Emerging Growth Cos. ......................       -         -         -         -         -
-------------------------------------------------------------------------------------------------
BT Equity 500 Index ...........................       -         -         -         -         -
-------------------------------------------------------------------------------------------------
Lazard Small Cap Value ........................       -         -         -         -         -
-------------------------------------------------------------------------------------------------
T. Rowe Price Int'l Stock .....................       -         -         -         -         -
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                  Periods Ended December 31
                                                -------------------------------------------------------------
                                                      1994         1995      1996      1997         1998
-------------------------------------------------------------------------------------------------------------
Alliance Money Market .........................        3.8%         5.3%      4.9%      5.0%         4.9%
-------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities(a)        (4.3)        13.0       3.4       6.9          7.4
-------------------------------------------------------------------------------------------------------------
Alliance High Yield ...........................       (3.5)        19.2      22.0      17.8         (5.7)
-------------------------------------------------------------------------------------------------------------
Alliance Balanced .............................       (8.1)        19.2      11.2      14.5         17.6
-------------------------------------------------------------------------------------------------------------
Alliance Common Stock .........................       (2.6)        31.9      23.8      28.7         28.9
-------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock .....................       (4.1)        30.9      21.6      10.3         (0.2)
-------------------------------------------------------------------------------------------------------------
Alliance Global ...............................         4.9        18.2      14.0      11.0         21.2
-------------------------------------------------------------------------------------------------------------
Alliance Growth & Income ......................       (1.2)(b)     23.1      19.2      26.1         20.2
-------------------------------------------------------------------------------------------------------------
Alliance Growth Investors .....................       (3.1)(b)     24.9      11.6      15.8         18.3
-------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors ...............       (1.1)(b)     18.8       3.9      11.9         13.0
-------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Cos. ......................          -            -         -         -          9.4(c)
-------------------------------------------------------------------------------------------------------------
BT Equity 500 Index ...........................          -            -         -         -          7.5(c)
-------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value ........................          -            -         -         -         (8.8)(c)
-------------------------------------------------------------------------------------------------------------
T. Rowe Price Int'l Stock .....................          -            -         -         -         (0.3)(c)
-------------------------------------------------------------------------------------------------------------


(a) Prior to September 6, 1991, the Bond Fund.

(b) From May 1, 1994, the date contributions were first allocated to these Funds.


(c) From July 1, 1998, the date contributions were first allocated to these Funds.

Rates of return are time weighted and include reinvestment of investment income. The annualized rate assumes an investment of the same amount invested at the beginning of each year with the percentage demonstrating the effective annual rate over the period shown.

PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS, OR ANY TAX PENALTIES, UPON DISTRIBUTION.

--------------------------------------------------------------------------------

TABLE 2
ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998




------------------------------------------------------------------------------------------------------
                                                                                             DATE OF
                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS   SINCE INCEPTION   INCEPTION
------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET ..........    4.9%      4.9%      4.8%      5.1%           6.4%
  Salmon Bros. 3-Mo.
  T-Bill Index .................    5.0       5.2       5.1       5.4            6.8         2/5/82
------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE
  GOV'T SECURITIES (A) .........    7.4       5.9       5.1       7.4            9.8
  Lehman Intermediate
  Gov't Bond Index .............    8.5       6.7       6.5         -            7.6         2/5/82
------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD ............   (5.7)     10.7       9.3       9.7            9.8
  Merrill Lynch Master
  High Yield ...................    3.7       9.1       9.0      11.0           10.7         6/2/87
------------------------------------------------------------------------------------------------------
ALLIANCE BALANCED ..............   17.6      14.4      10.4      12.0           13.4
  50% S&P 500 Index/50% Lehman
  Gov't .Corp. Bond Index ......   19.0      18.7      16.9      15.2           14.6         2/5/82
------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK ..........   28.9      27.1      21.4      18.1           18.4
  Standard & Poor's 500
  Index ........................   28.6      28.2      24.1      19.2           16.0         6/1/87
------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE
  STOCK ........................   (0.2)     10.2      11.0      17.5           13.6
  50% S&P Midcap Total
  Return Index/50%
  Russell 2000 Small
  Stock Index ..................    8.3      17.8      15.6      16.5           14.8         6/2/87
------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL ................   21.2      15.3      13.7      13.8           11.4
  Morgan Stanley Capital
  Int'l World Index ............   24.3      17.8      15.7      10.7            9.5         6/2/87
------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH &
  INCOME .......................   20.2      21.8         -         -           18.5
  75% Standard & Poor's
  500 Stock Index/25%
  Value Line Convertible
  Index ........................   20.1      24.0      21.1         -           20.5         5/1/94
------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH
  INVESTORS ....................   18.3      15.2         -         -           14.3
  30% Lehman Gov't/Corp.
  Bond Index/70%
  Standard & Poor's 500
  Index ........................   22.9      22.7      20.0         -           15.6         5/1/94
------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE
  INVESTORS ....................   13.0       9.5         -         -            9.8
  70% Lehman Treasury
  Bond Composite
  Index/30% Standard &
  Poor's 500 Index .............   15.6      14.4      13.4                     12.1         5/1/94
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                                                                    Date of
                                      1 Year      3 Years   5 Years   10 Years   Since Inception   Inception
-------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH
  COMPANIES .....................       9.4(b)       -         -         -            9.4(c)
  Russell 2000 Index ............      (2.6)         -         -         -              -           7/1/98
-------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX .............       7.5(b)       -         -         -            7.5(c)
  Standard & Poor's 500 Index ...      28.6                                             -           7/1/98
-------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP
  VALUE .........................      (8.8)(b)      -         -         -           (8.8)(c)
  Russell 2000 Index ............      (6.5)                                            -           7/1/98
-------------------------------------------------------------------------------------------------------------
T. ROWE PRICE
  INTERNATIONAL STOCK ...........      (0.3)(b)      -         -         -           (0.3)(c)       7/1/98
MSCI EAFE Index .................      20.0          -         -         -              -
-------------------------------------------------------------------------------------------------------------



(a) Prior to September 6, 1991, the "Bond Fund."

(b) From July 1, 1998, the date contributions were first allocated to these Funds.

Rates of return as are time weighted and include reinvestment of investment income. The annualized rate assumes an investment of the same amount invested at the beginning of each year with the percentage demonstrating the effective annual rate over the period shown.

PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS, OR ANY TAX PENALTIES, UPON DISTRIBUTION.

APPENDIX I: CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------


The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the periods shown.





----------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDING DECEMBER 31,
                                     ---------------------------------------------------
                                      1989        1990       1991       1992       1993
----------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET
 Unit Value ........................  $18.73      20.17      21.29      21.93      22.48
 Number of units outstanding (000's)   1,708      1,919      1,528      1,301      1,035
----------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOV'T
  SECURITIES
 Unit Value ........................  $27.19      28.79      32.73      34.34      37.77
 Number of units outstanding (000's)     223        242        177        184        188
----------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD
 Unit Value ........................  $11.67      11.11      13.84      15.40      18.84
 Number of units outstanding (000's)      18         16         27         53         78
----------------------------------------------------------------------------------------
ALLIANCE BALANCED
 Unit Value ........................  $33.91      33.76      47.50      45.92      51.38
 Number of units outstanding (000's)   1,260      1,217        949        827        756
----------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK
 Unit Value ........................  $40.94      35.87      51.55      52.97      65.89
 Number of units outstanding (000's)     963        930        790        736        715
----------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK
 Unit Value ........................  $12.47      13.34      23.43      22.54      26.14
 Number of units outstanding (000's)      27         48        125        156        125
----------------------------------------------------------------------------------------
ALLIANCE GLOBAL
 Unit Value ........................  $11.97      11.23      14.20      14.01      18.40
 Number of units outstanding (000's)      19         32         42         55        153
----------------------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME
 Unit Value ........................      -          -          -          -          -
 Number of units outstanding (000's)      -          -          -          -          -
----------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE
  INVESTORS
 Unit Value ........................      -          -          -          -          -
 Number of units outstanding (000's)      -          -          -          -          -
----------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS
 Unit Value ........................      -          -          -          -          -
 Number of units outstanding (000's)      -          -          -          -          -
----------------------------------------------------------------------------------------
MFS EMERGING GROWTH
 Unit Value ........................      -          -          -          -          -
 Number of units outstanding (000's)      -          -          -          -          -
----------------------------------------------------------------------------------------
BT EQUITY 500 INDEX
 Unit Value ........................      -          -          -          -          -
 Number of units outstanding (000's)      -          -          -          -          -
----------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE
 Unit Value ........................      -          -          -          -          -
 Number of units outstanding (000's)      -          -          -          -          -
----------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
  STOCK
 Unit Value ........................      -          -          -          -          -
 Number of units outstanding (000's)      -          -          -          -          -
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDING DECEMBER 31,
                                       -------------------------------------------------------
                                        1994     1995      1996       1997       1998    DATE
----------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                                                                   2/5/82
 Unit Value ........................   23.32    24.55     25.77      27.05      28.38
 Number of units outstanding (000's)   1,028      850       804        736        708
----------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOV'T
  SECURITIES                                                                            2/5/82
 Unit Value ........................   36.13    40.82     42.20      45.11      48.43
 Number of units outstanding (000's)     166      153       130        116        133
----------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                                                                     6/2/87
 Unit Value ........................   18.18    21.67     26.45      31.16      29.39
 Number of units outstanding (000's)      80       87       107        136        111
----------------------------------------------------------------------------------------------
ALLIANCE BALANCED                                                                       2/5/82
 Unit Value ........................   47.03    56.07     62.36      71.42      84.01
 Number of units outstanding (000's)     681      617       559        523        492
----------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                                                                   6/1/87
 Unit Value ........................   64.13    84.56    104.68     134.77     173.65
 Number of units outstanding (000's)     694      673       692        678        666
----------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                                                               6/2/87
 Unit Value ........................   24.95    32.67     39.73      43.83      43.73
 Number of units outstanding (000's)     141      190       187        201        199
----------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                                                                         6/2/87
 Unit Value ........................   19.25    22.76     25.95      28.80      34.89
 Number of units outstanding (000's)     195      201       214        206        196
----------------------------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME                                                                5/1/94
 Unit Value ........................   $9.92    12.21     14.55      18.35      22.06
 Number of units outstanding (000's)     105      134       231        324        344
----------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE
  INVESTORS                                                                             5/1/94
 Unit Value ........................   $9.92    11.79     12.25      13.71      15.49
 Number of units outstanding (000's)      50       75        71         67        145
----------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                                                               5/1/94
 Unit Value ........................   $9.79    12.23     13.64      15.80      18.69
 Number of units outstanding (000's)      37       93       105        126        133
----------------------------------------------------------------------------------------------
MFS EMERGING GROWTH                                                                     7/1/98
 Unit Value ........................       -       -         -          -      $11.76
 Number of units outstanding (000's)       -       -         -          -           4
----------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                                                                     7/1/98
 Unit Value ........................       -       -         -          -      $11.31
 Number of units outstanding (000's)       -       -         -          -          52
----------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE                                                                  7/1/98
 Unit Value ........................       -       -         -          -       $8.94
 Number of units outstanding (000's)       -       -         -          -           7
----------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
  STOCK                                                                                 7/1/98
 Unit Value ........................       -       -         -          -      $10.05
 Number of units outstanding (000's)       -       -         -          -           4
----------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                      Page
Tax Information ..................................   SAI-2
The Guaranteed Rate Accounts .....................   SAI-19
How We Determine Unit Values .....................   SAI-23
Alliance Money Market Yield Information ..........   SAI-23
Financial Statements .............................   SAI-24


PLEASE SEND ME A FREE COPY OF THE STATEMENT
OF ADDITIONAL INFORMATION.

Equitable 300+ Series
Box 2468 G.P.O.
New York, New York 10116
ATTN: SAI Request for Separate Account
      No. 301


-----------------------------------------------------------------------------
Name


-----------------------------------------------------------------------------
Address


-----------------------------------------------------------------------------
City                  State                                           Zip

--------------------------------------------------------------------------------

HOW TO REACH US

You may communicate with our Processing Offices listed below for any of the following purposes:

o FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

Equitable 300+ Series
P.O. Box 13871
Newark, New Jersey 07188-0014


o FOR ALL OTHER COMMUNICATIONS (E.G.,
WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
REGULAR MAIL:

Equitable 300+ Series
P.O. Box 2468 G.P.O.
New York, New York 10016


TOLL-FREE TELEPHONE SERVICE: You may also use our AIM System to reach us toll-free at 1-800-248-2138 for a recording of:

o Daily unit values for the Funds.

o Guaranteed rates applicable to the GRAs.

o Performance results for each Fund.

You may also use our toll-free number to change allocation instructions, make telephone transfers among the investment options, or, during our regular business hours, to speak with one of our customer service representatives.


We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

You should send all contributions, notices, and requests to our Processing Office at the address above.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the certificate owner. If there are joint owners both must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

NO PERSON IS AUTHORIZED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY EQUITABLE LIFE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

--------------------------------------------------------------------------------
                           THE EQUITABLE 300+ SERIES

                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

MAY 1, 1999

                   CERTIFICATES UNDER GROUP ANNUITY CONTRACTS


                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES
                 1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104
--------------------------------------------------------------------------------
This SAI is not a prospectus. It should be read in conjunction with the related Equitable 300+ Series prospectus, dated May 1, 1999. That prospectus provides detailed information concerning the Certificates and the Funds, as well as the GRAs, that fund the Certificates. Each Fund is a subaccount of Equitable Life's Separate Account No. 301. The GRAs are part of Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing to the Processing Office (Post Office Box 2468, G.P.O. New York, NY 10116), or by calling 1-800-248-2138 toll-free.


                                TABLE OF CONTENTS


                                                             PAGE
                                                             ----
   Tax Information .......................................  SAI-2
   The Guaranteed Rate Accounts ..........................  SAI-19
   How We Determine Unit Values ..........................  SAI-23
   Alliance Money Market Fund Yield Information ..........  SAI-23
   Financial Statements ..................................  SAI-24


----------
Copyright 1999 The Equitable Life Assurance Society of the United States, New York, New York 10104.
All rights reserved.

--------------------------------------------------------------------------------

TAX INFORMATION

This section of the SAI discusses the current federal income tax rules that generally apply to the retirement programs described in the prospectus. The tax rules can differ, depending on the type of program, whether Regular IRA, Roth IRA, TSA, SEP IRA, or SIMPLE IRA. Therefore, we discuss the tax aspects of each type of Certificate separately.


We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular participant's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificates, rights under the Certificates, or payments under the Certificates may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before you purchase.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service interpretations of the Internal Revenue Code. Certain retirement plans may also be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which The Department of Labor ("DOL") administers. These rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change.

TAX SHELTERED ANNUITY ARRANGEMENTS (TSAS)

An employer eligible to maintain a TSA plan (also referred to as a "403(b)" plan, program, or arrangement) for its employees may make contributions to an annuity contract purchased for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the annuity contract until he/she takes distributions.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

CONTRIBUTIONS TO TSAS

  Annual Contributions to TSAs

Annual contributions to TSAs made through the employer's payroll are limited. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.)

Commonly, some or all of the contributions to the TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. To determine the permissible annual contribution to the participant's TSA, a participant generally must calculate tentative annual contributions under several formulas.

Generally, this contribution limit is the lowest of the following:


    o the annual "maximum exclusion allowance" for the employee in Section 403(b)(2) of the Code,

    o the annual limit under Section 415 of the Code on employer contributions to defined contribution plans and

    o    the annual limit on all elective deferrals.


If contributions to a TSA exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.


                                     SAI-2

--------------------------------------------------------------------------------

The annual maximum exclusion allowance for the employee under Section 403(b)(2) of the Code is 20% of includable compensation times years of service minus previous contributions to all qualified plans, 403(b) plans and Section 457 plans the participant participates with this employer.

The annual limit under Section 415 of the Code on employer contributions to defined contribution plans is the lesser of $30,000 or 25% of compensation, disregarding compensation over $160,000 in 1999.

In 1999, the annual limit on all salary reduction or elective deferral contributions for an employee under all plans of any employer is generally $10,000. Note, however, that the maximum salary reduction contribution by an employee who participates in both a TSA arrangement and a Section 457 plan is the lower maximum allowed under Section 457 of the Code. In 1999, this maximum is $8,000.

Any excess deferral contributions not withdrawn by April 15 after the year of the deferral may cause the contract to fail TSA rules.

Special provisions may allow "catch-up" contributions to compensate for smaller contributions in prior years.


ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS TO TSAS


You may make rollover contributions to your TSA Certificate from TSAs under
Section 403(b) of the Code (including custodial accounts under Section 403(b)(7) of the Code). See "Tax Deferred Rollovers and Transfers" below for a description of rollovers. With appropriate written documentation, we will accept rollover contributions from "conduit IRAs" for TSA funds. See "Regular Individual Retirement Annuities" below for a description of "Conduit IRAs."


We will also accept direct transfer of TSA funds under Revenue Ruling 90-24 if:

    o you provide us with acceptable documentation as to the source of funds, and


    o the Certificate that receives the funds has provisions at least as restrictive as the source Certificate.

DISTRIBUTIONS FROM TSAS

  WITHDRAWAL LIMITATIONS

You may not be able to withdraw or take payments from all or part of your TSA until you:


    o    attain age 59 1/2,

    o    die,


    o    are disabled (special Federal income tax definition),

    o    separate from service with the employer who provided the TSA funds, or

    o suffer a financial hardship. (Hardship withdrawals are limited to the amount of your salary reduction contributions, without earnings.)

These restrictions apply to salary reduction (elective deferral) contributions and earnings on those contributions.

These restrictions do not apply to the value of your TSA Certificate as of December 31, 1988 attributable to salary reduction contributions and earnings. If you directly transfer any amounts to this Certificate you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance. Otherwise, we will view all amounts transferred as subject to restrictions.

TAX TREATMENTS OF DISTRIBUTIONS FROM TSAS


Amounts held under TSAs are generally not subject to Federal income tax until benefits are distributed.

                                      SAI-3

--------------------------------------------------------------------------------

Distributions include withdrawals and annuity payments from your TSA. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includible as ordinary income. If you have made after-tax contributions you will have a tax basis in your Certificate which will be recovered tax-free. You may have a tax basis in the Certificate if the employer made contributions that were included in your gross income in the year of the employer's contribution, for example.

The amount of any partial distribution from a TSA before the annuity starting date is generally taxable as ordinary income to you except to the extent the distribution is a withdrawal of your basis. Distributions are generally pro rata withdrawals of tax basis and earnings on that tax basis.

If you elect an annuity distribution, the nontaxable portion of each payment is
(1) your tax basis in the contract divided by (2) an expected return determined under IRS tables. The balance of each payment is taxable. The entire amount of the payments you receive after you recover your tax basis is taxable. If you die before recovering your tax basis and the annuity has a refund feature, the beneficiary of the refund may recover the remaining tax basis as payments are made. If you (and your beneficiary under a joint and survivor annuity) die before recovering the entire basis of the annuity, a deduction is allowed on your (or your beneficiary's) final tax return.

EARLY DISTRIBUTION PENALTY TAX

Distributions from a TSA will be subject to an additional 10% penalty tax, unless the distribution occurs on or after you:


    o    die,


    o    are disabled (special Federal income tax definition),

    o    reach age 59 1/2


    o separate from service and elect a payout over your life or life expectancy (or joint and survivor lives or life expectancies of you and your beneficiary)


    o    separate from service after age 55 (any form of payout), or

    o use the distribution to pay certain extraordinary medical expenses (special Federal income tax definition).


TAX DEFERRED ROLLOVERS AND TRANSFERS


You may roll over an "eligible rollover distribution" into another eligible retirement plan, either as a direct rollover or as a rollover you do yourself within 60 days after you receive the distribution. To the extent that a distribution is rolled over, it remains tax deferred.

A distribution from a TSA may be rolled over to another TSA that will accept rollover contributions, or to a Regular IRA. Death benefits received by a spousal beneficiary may be rolled over only to a Regular IRA.

The taxable portion of most distributions will be eligible for rollover. However, Federal income tax rules exclude certain distributions from rollover treatment, including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals, and (3) any required minimum distributions. We discuss eligible rollover distributions in greater detail under "Federal and State Income Tax Withholding and Information Reporting," below, including rules requiring 20% income tax withholding on certain distributions from TSAs.


Amounts held under TSAs may be directly transferred (under Revenue Ruling 90-24) to another TSA issuer in a tax-free transaction, if the successor TSA contains the same or greater restrictions as the original TSA.

                                      SAI-4

--------------------------------------------------------------------------------

REQUIRED MINIMUM DISTRIBUTIONS

The Required Minimum Distribution rules discussed below under "Traditional Individual Retirement Annuities (Regular IRAs)--Required Minimum Distributions" apply to TSAs, with this difference:

When you have to take the first required minimum distribution:

The minimum distribution rules force TSA participants to start computing and taking annual distributions from their TSAs by a required date. When minimum distributions must begin depends on, among other things, your age and retirement status. Generally, you must take the first required minimum distribution with respect to the calendar year in which you turn age 70 1/2. You may be entitled to delay commencement of required minimum distributions for all or part of your account balance until after age 70 1/2. These exceptions apply to the following individuals:

    o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of retirement.

    o TSA plan participants may also delay commencement to age 75 of the portion of their account balance attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2.


IRAs

GENERAL DISCUSSION OF IRAs

"IRA" stands for individual retirement arrangement and the two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are several types of IRAs, as follows:


    o    "Regular IRAs," typically funded on a pre-tax basis;


    o    Roth IRAs, first available in 1998, funded on an after-tax basis; and

    o SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (Individual Retirement Arrangements (IRAs)). This Publication is usually updated annually, and can be obtained from any IRS district office or the IRS Website (www.irs.ustreas.gov).

The Equitable 300+ Series IRAs are designed to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This SAI and the prospectus contain the information that the Internal Revenue Service ("IRS") requires you to have before you purchase an IRA. This section of the SAI covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. We do not discuss Education IRAs in this SAI because they are not available in individual retirement annuity form.

We have received favorable opinion letters from the IRS approving the form of Group Individual Retirement Annuity No. 301-10,001-93 as a Regular IRA. The Roth IRA endorsement is issued pursuant to an IRS Form and is deemed approved as to form. This IRS approval is a determination only as to the


                                     SAI-5

--------------------------------------------------------------------------------

form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable 300+ Series IRAs.

  Cancellation


You can cancel an Equitable 300+ Series IRA Certificate by following the directions under "Your Right to Cancel within a Certain Number of Days" in the prospectus. You can cancel an Equitable 300+ Series Roth IRA certificate issued as a result of a full conversion of an Equitable 300+ Series Regular IRA certificate by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel a Regular IRA or Roth IRA certificate, we may have to withhold tax, and we must report the transaction to the IRS. A Certificate cancellation could have unfavorable tax impact.

You must also use our form to recharacterize Roth IRA Certificates as Regular IRAs and vice versa.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (REGULAR IRAs)

  Contributions to Regular IRAs

Individuals may make three different types of contributions to a Regular IRA:


    o    "regular" contributions out of earned income or compensation;

    o    tax-free "rollover" contributions; or


    o direct custodian-to-custodian transfers from other Regular IRAs ("direct transfers").


  Limits on Contributions


Generally, $2,000 is the maximum amount of regular contributions that you may make to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Regular IRA. You have to stop making Regular IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


  Special Rules for Spouses


If you are married and file a joint income tax return, you and your spouse may aggregate your compensation to determine the permissible amount of contributions to Regular IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of Regular IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's Traditional and Roth IRAs. Each spouse owns his or her Regular IRAs and Roth IRAs even if contributions were funded by the other spouse. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a Regular IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

  Deductibility of Contributions

The amount of Regular IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your W-2 form will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your Regular IRAs for each tax year up to $2,000 or, if less, your earned income.


                                      SAI-6

--------------------------------------------------------------------------------

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income ("AGI") is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your Regular IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your Regular IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your contribution to your Regular IRAs.


If you are single and covered by a retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.


If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for Regular IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible Regular IRA contribution for an individual who is not an active employee (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your Excess AGI. You then determine the limit on the deduction for Regular IRA contributions using the following formula:



($10,000-Excess AGI)     times     $2,000               Equals     the Adjusted
  Divided by             x         (or earned           =          deductible
  $10,000                          income, if less)                contribution
                                                                   limit


  Nondeductible Contributions


If you are not eligible to deduct part or all of the Regular IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your Regular IRA (or the nonworking spouse's Regular IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess Contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, Payments and Transfer of Funds Out of Regular IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Regular IRA in prior years and are receiving distributions from any Regular IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible Regular IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Regular IRAs are fully distributed.


  When You Can Make Contributions


If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your Regular IRA contributions for a tax year.


                                      SAI-7

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  Excess Contributions


Excess contributions to Regular IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Regular IRAs:


    o    "regular" contributions of more than $2,000;

    o "regular" contributions of more than earned income for the year, if that amount is under $2,000;


    o "regular" contributions to a Regular IRA made after you reach age 70 1/2; and


    o rollover contributions of amounts that are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2).


You can avoid the excise tax by withdrawing an excess contribution (rollover or "regular") before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess "regular" Regular IRA contribution, you cannot take a tax deduction for the amount withdrawn. The excess contribution withdrawn is not includable in income and is not subject to the 10% additional penalty tax on early distributions (discussed below under "Early Distribution Penalty Tax"). You do have to withdraw any earnings attributable to the excess contribution. The withdrawn earnings would be includable in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if (1) the rollover was from a qualified retirement plan to a Regular IRA, (2) the excess contribution was due to incorrect information that the plan provided, and (3) you took no tax deduction for the excess contribution.


ROLLOVERS AND TRANSFERS


You may make rollover contributions to a Regular IRA from these sources:


    o    qualified plans;

    o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and


    o    other Regular IRAs.

You may also recharacterize Roth IRA funds as Regular IRA funds, in accordance with special federal income tax rules, if you use the forms we prescribe.

Any amount contributed to a Regular IRA after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.



ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:


    o    Do it yourself

         You actually receive a distribution that can be rolled over and you roll it over to a Regular IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

    o    Direct rollover

         You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your Regular IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.


All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

    o    only after-tax contributions you made to the plan;

    o "required minimum distributions" after age 70 1/2 or separation from service;

                                      SAI-8

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    o    a hardship withdrawal;


    o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

    o substantially equal periodic payments made for a specified period of 10 years or more;

    o if you have contributed too much, corrective distributions which fit specified technical tax rules;

    o    a loan that is treated as a deemed distribution;

    o a death benefit payment to a beneficiary who is not your surviving spouse; and

    o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


ROLLOVERS FROM REGULAR IRAs TO REGULAR IRAs

You may roll over amounts from one Regular IRA to one or more of your other Regular IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Regular IRA to one or more other Regular IRAs. Also, in some cases, Regular IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF REGULAR IRAs


  No Federal Income Tax Law Restrictions on Withdrawals


You can withdraw any or all of your funds from a Regular IRA at any time. You do not need to wait for a special event like retirement.


  Taxation of Payments


Earnings in Regular IRAs are not taxable until you or your beneficiary receives them. Taxable payments or distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also taxable. Except as discussed below, the amount of any distribution from a Regular IRA is fully taxable as ordinary income.

If you have ever made nondeductible IRA contributions to any Regular IRA (it does not have to be to this particular Regular IRA Certificate), those contributions are recovered tax free when you get distributions from any Regular IRA. You must keep permanent tax records of all of your nondeductible contributions to Regular IRAs. At the end of any year in which you have received a distribution from any Regular IRA, you compute the nontaxable portion of the distribution as follows:

    o divide (1) your total nondeductible Regular IRA contributions (less any amounts previously withdrawn tax free) by (2) the total account balances of all Regular IRAs you own at the end of the year plus all Regular IRA distributions made during the year;

    o multiply this amount by all distributions from the Regular IRA during the year.


In addition, a distribution is not taxable if:

    o the amount received is a withdrawal of excess contributions, as described under "Excess Contributions" above;


    o the entire amount received is rolled over to another Regular IRA (see "Rollovers and Transfers" above); or


                                      SAI-9

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    o    in certain limited circumstances, where the Regular IRA acts as a
         "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this "conduit" Regular IRA treatment:

         o the source of funds you used to establish the Regular IRA must have been a rollover contribution from a qualified plan, and

         o the entire amount received from the Regular IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.


Similar rules apply in the case of a TSA.


You may lose conduit treatment, if you make an eligible rollover distribution contribution to a Regular IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan (or
TSA) at a future date.

Distributions from a Regular IRA are not eligible for favorable five-year averaging available through 1999 (or, in some cases, ten-year averaging and long-term capital gain treatment available) to certain distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS

  Lifetime Required Minimum Distributions


You must start taking annual distributions from your Regular IRAs beginning at age 70 1/2.


  When you have to take the first required minimum distribution

The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 -- April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year, the delayed one for the first year and the actual one for that year. Once minimum distributions begin, they must be made at some time each year.

  How you can calculate required minimum distributions


There are two approaches to taking required minimum distributions, "account-based" or "annuity-based." If you choose an "account-based" method, you divide the value of your Regular IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. If you choose an account-based method, the required minimum distribution amount will vary each year as the account value and your life expectancy factors change. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.


If you pick an account-based method, you have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for figuring out annual account-based required minimum distributions, you can also annually "recalculate" your spouse's life expectancy if you want. If you choose someone who is not your spouse as your

                                     SAI-10

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designated beneficiary for the purpose of figuring out annual account-based required minimum distributions, you have to use the "term certain" method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.


If you pick an account-based method, you can later apply your Regular IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate selecting a form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

  Whether you have to pick the same method to calculate your required minimum distributions for all of your Regular IRAs and other retirement plans.

You can choose a different method and a different beneficiary for each of your Regular IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.


  If you take more than you need to for any year.


The correct required minimum distribution amount for your Regular IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your Regular IRAs and vice-versa. However, the IRS will let you figure out the required minimum distribution for each Regular IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall Regular IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more Regular IRAs that you own.


  If you take less than you need to for any year.


Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for Regular IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age
70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another Regular IRA that you own.


  Required minimum distribution payments after you die.


If you die after either (1) the start of annuity payments, or (2) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the certificate at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the Regular IRA and halt distributions until he or she reaches age 70 1/2.

If you are using the recalculation method for determining life expectancy, the payments to a beneficiary may accelerate after your death.

If you die before your Required Beginning Date and before annuity payments begin, federal tax rules require complete distribution of your entire value in the Certificate within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (1) delay starting any payments until you would have attained 70 1/2 or
(2) roll over your Regular IRA into his or her own Regular IRA.


                                     SAI-11

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PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH


Regular IRA death benefits are taxed the same as Regular IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS


You cannot get loans from a Regular IRA. You cannot use a Regular IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Regular IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX


A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Regular IRA made before you reach age 59 1/2. The extra penalty tax does not apply if the distribution is covered by an exception. No penalty tax applies to pre-age 59 1/2 distributions made:


    o    on or after your death;

    o    because you are disabled (special federal income tax definition);

    o used to pay certain extraordinary medical expenses (special federal income tax definition);

    o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

    o used to pay certain first-time home buyer expenses (special federal income tax definition);

    o used to pay certain higher education expenses (special federal income tax definition); or

    o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAs)


This section of the SAI covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to Regular IRAs, we will refer you to the same topic under "Regular IRAs."


The Equitable 300+ Series Roth IRA Certificate is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.


Contributions to Roth IRAs


Individuals may make four different types of contributions to a Roth IRA:

    o    "regular" after-tax contributions out of earnings;


    o taxable "rollover" contributions from Regular IRAs ("conversion" contributions); tax-free rollover contributions from other Roth IRAs; or tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

REGULAR CONTRIBUTIONS TO ROTH IRAs

  Limits on regular Contributions:

Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to--

                                     SAI-12

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custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and Regular IRAs. See the discussion above under Regular IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

    o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or;

    o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

    o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or,

    o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

  When you can make Contributions

Same as Regular IRAs.

  Deductibility of Contributions

Roth IRA contributions are not tax-deductible.


ROLLOVERS AND DIRECT TRANSFERS

You may make rollover contributions to a Roth IRA from only two sources:

    o    another Roth IRA ("tax-free rollover contribution"); or


    o another Regular IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable "conversion" rollover ("conversion contribution").


You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, or a tax-sheltered arrangement under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.


The difference between a rollover transaction and a direct transfer transaction is the following: In a rollover transaction you actually take possession of the funds rolled over, or constructively receive them in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, Regular IRA to Roth
IRA).


You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

                                     SAI-13

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The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses because of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAs


In a conversion rollover transaction, you withdraw (or are deemed to withdraw) all or a portion of funds from a Regular IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are deemed to receive) the Regular IRA proceeds. Unlike a rollover from a Regular IRA to another Regular IRA, the conversion rollover transaction is not tax exempt. Instead, the distribution from the Regular IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular contributions to any Regular IRA--whether or not it is the Regular IRA you are converting--a pro rata portion of the distribution is tax exempt.)

There is, however, no early distribution penalty tax on the Regular IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. (For this purpose, you compute your adjusted gross income without the gross income stemming from the Regular IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your Regular IRA are subject to the annual required minimum distribution rule applicable to Regular IRAs beginning at age 70 1/2.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAs

You can withdraw any or all of your funds from a Roth IRA at any time without restriction. You do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAs

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

    o    rollovers from a Roth IRA to another Roth IRA;

    o    direct transfers from a Roth IRA to another Roth IRA;


    o    "qualified distributions" from Roth IRAs; and

    o    return of excess contributions or amounts recharacterized to a Regular
         IRA.


  Qualified Distributions from Roth IRAs

A qualified distribution from a Roth IRA is any distribution made (1) after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made) and (2) for one of the following reasons:

    o    you reach age 59 1/2;

    o    you die;

    o    you become disabled (special federal income tax definition); or

                                     SAI-14

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    o    your distribution is a "qualified first-time homebuyer distribution"
         (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your Traditional and Roth IRAs).


It is not possible to have a tax-free qualified distribution from a Roth IRA before 2003 because of the five year aging requirement.


  Nonqualified Distributions from Roth IRAs

Distributions from Roth IRAs that are not qualified distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.


Like Regular IRAs, taxable distributions from a Roth IRA are not eligible for favorable five-year averaging available through 1999 (or, in some cases, ten-year averaging and long-term capital gain treatment available) to certain distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS AFTER YOUR DEATH


If you die before we have distributed the entire amount of your Roth IRA to you, federal tax rules require complete distribution of your entire value in the Certificate within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. If your surviving spouse is the designated beneficiary required minimum distributions need not be made until after the surviving spouse's death.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Roth IRA. You cannot use a Roth IRA as collateral for a loan or other obligation. If you borrow against your Roth IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Roth IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EXCESS CONTRIBUTIONS

Excess contributions to Roth IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Roth IRAs:

    o    "regular" contributions of more than $2,000;

    o "regular" contributions of more than earned income for the year, if that amount is under $2,000; and

                                     SAI-15

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    o    rollover contributions of amounts that are not eligible to be rolled over (for example, conversion rollovers from a Regular IRA for individuals with adjusted gross income in excess of $100,000 in the conversion year.)


You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Roth IRA made before you reach age 59 1/2. The extra penalty tax does not apply if the distribution is covered by an exception. No penalty tax applies to pre-age 59 1/2 distributions made:

    o    on or after your death;

    o    because you are disabled (special federal income tax definition);

    o used to pay certain extraordinary medical expenses (special federal income tax definition);

    o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

    o used to pay certain first-time home buyer expenses (special federal income tax definition);

    o used to pay certain higher education expenses (special federal income tax definition); or

    o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

Special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

IRAs UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)


When an employer establishes a SEP for its employees, it can contribute to a Regular IRA certificate for each eligible employee. The employee may also contribute to that SEP certificate. A SEP IRA Certificate is a form of Regular IRA Certificate, owned by the employee-participant and most of the rules applicable to Regular IRAs discussed above apply. A major difference is the amount of permissible contributions.


Under 1999 statutory limits, an employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation, which is determined without the employer's contribution to the SEP. The $24,000 maximum may be adjusted for cost of living changes in future years. These limits may be reduced by contributions the employer makes to other qualified plans. The employer must contribute for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. The employer does not have to contribute for employees who (1) earn less than $400 in 1999, (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from sources within the United States.


Employers make their contributions under a written program that provides for
(1) withdrawals, (2) contributions under an allocation formula, and (3) contributions that bear a uniform relationship to actual compensation, not greater than $160,000 in 1999. Contributions cannot discriminate in favor of highly compensated employees. An employer may integrate contributions to the SEP with Social Security. Call our toll-free number for assistance.


SIMPLE IRAs


An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of regular IRA owned by the employee. Generally, the rules applicable to Regular IRAs,


                                     SAI-16

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discussed above, apply. There are differences in the amount and type of permissible contributions. Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible employers may maintain EDC plans.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it appears in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who (1) received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and (2) are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)


The only permitted contributions to a SIMPLE IRA are (1) contributions under a salary reduction agreement entered into between the employer and the participating employee and (2) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not Regular IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $6,000 in 1999. The $6,000 elective deferral limit may be indexed for cost of living adjustments in future years.

The employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation or a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the SIMPLE IRA model amendment, to avoid non-discrimination tests.


Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is an active participant in an employer plan and thus may not be able to deduct all or a portion of regular contributions to his/her own IRA.


As with Regular IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See "ERISA Matters" below. The same 10% penalty on taxable early withdrawals that applies to Regular IRAs applies to SIMPLE IRAs, subject to the same exceptions for death, disability and attainment of age 59 1/2. For employees who have not participated in the employer's SIMPLE IRA for two full years, that penalty is 25%.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, to a Regular IRA or a Roth IRA (if under the conversion rollover rules discussed above). No rollovers from a SIMPLE IRA to any other type of IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. For such employees, any amounts withdrawn from a SIMPLE IRA are taxable and subject to a 25% additional tax penalty with the exceptions noted in the preceding paragraph.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

                                     SAI-17

--------------------------------------------------------------------------------

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

    o We might have to withhold on amounts we pay under a free look or cancellation.


    o We are generally required to withhold on conversion rollovers of Regular IRAs to Roth IRAs, as the deemed withdrawal from the Regular IRA is taxable.


    o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the Certificates made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, we will consider an election out of federal withholding to be an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that we withhold tax. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we withhold generally at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified Certificates, and to the payment amount in the case of IRAs and Roth IRAs).


You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA. If a non-periodic distribution from a TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSAS


Unless you have the distribution go directly to the new plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a Regular IRA. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:


    o    any after-tax contributions you made to the plan;

    o any distributions that are "required minimum distributions" after age 70 1/2 or separation from service;


    o    hardship withdrawals;


                                     SAI-18

--------------------------------------------------------------------------------

    o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary;

    o substantially equal periodic payments made for a specified period of 10 years or more;


    o if you have contributed too much, corrective distributions which fit specified technical tax rules;


    o a death benefit payment to a beneficiary who is not your surviving spouse; and

    o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to a mandatory 20% withholding.


ERISA MATTERS


Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA (but not SIMPLE IRAs), you need spousal consent to make a withdrawal or other distribution under the Certificate. In addition, unless you and your spouse elect otherwise, the retirement benefits payable under the plan or arrangement must be in the form of a qualified joint and survivor annuity ("QJSA"). A QJSA is an annuity payable for your life, with a survivor annuity for the life of your spouse. The amount payable to your spouse must be at least one-half of the amount payable to you during your lifetime. In addition, your beneficiary must be your spouse, unless your spouse consents in writing to the designation of a different beneficiary.


Section 404(c) of ERISA and the related DOL regulation excuses a plan fiduciary from liability for investment losses due to your investment decisions. Thus, in situations to which Section 404(c) and the related DOL regulation apply, you can make and you are responsible for the results of your own investment decisions. Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the
Section 404(c) regulation is completely voluntary by the plan sponsor. The Equitable 300+ Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life will not be responsible if a plan fails to meet the requirements of Section 404(c).

IMPACT OF TAXES TO EQUITABLE

The Certificates provide that we may charge Separate Account No. 301 for taxes. We do not now, but may in the future set up reserves for such taxes.

THE GUARANTEED RATE ACCOUNTS

Contributions to a guaranteed rate account, or GRA, become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations.

THE GUARANTEES

We credit contributions to a GRA with interest at a fixed rate for each guarantee period. We guarantee the amount of the contribution (before deduction of any applicable participant service charge). The effective annual guaranteed interest rate will always be at least 3%.

Currently, we offer GRAs with new one-year and three-year guarantee periods each calendar quarter. We express the fixed interest rate as an effective annual interest rate, and apply it to contributions made

                                     SAI-19

--------------------------------------------------------------------------------

throughout the calendar quarter, or "open period," for each guarantee period. We may close a guarantee period offered during an open period. In that case, we may offer a new guaranteed rate [for the same guarantee period] for the remainder of the open period.

We reserve the right to close a guarantee period being offered at any time based on market conditions. Subsequent interest rate changes will not affect contributions made during the open period. All guarantee periods of the same duration that are opened during an open period mature on the same day. After the last day of the open period we will apply no further contributions to those guarantee periods. In accordance with instructions, we will allocate contributions to guarantee periods during the next open period at the new interest rates for that subsequent open period. You may obtain the new guaranteed rates by calling us at the number listed on the front of this SAI.

CONTRIBUTIONS

We credit contributions to a GRA until maturity of a guarantee period with the interest rate in effect on the date of receipt. We express the rate as an effective annual rate, reflecting daily compounding and the deduction of the participant service charge.

Your written request for a change in the percentage of contributions that you allocate to a GRA guarantee period becomes effective on the date that we receive it. Alternatively, you may make allocation or contribution instructions by telephone through the AIM System.

WITHDRAWALS AND TRANSFERS

Amounts in the GRAs will be withdrawn or transferred on a last-in, first-out basis, unless you specify otherwise. All [other] amounts withdrawn or transferred will be subject to a withdrawal charge as discussed under "Charges and Expenses" in the prospectus. We will deduct the withdrawal charge from (1) the remaining amounts in your guarantee period after we process the withdrawal or transfer payment, or (2) the amount you withdrew or transferred if remaining amounts are insufficient.

EXAMPLE OF WITHDRAWAL CHARGE

You contribute $2,000 GRA on January 1, allocating the contribution to a three-year guarantee period with a guaranteed interest rate of 4%. On December 31, you make a premature withdrawal of $1,000 from that GRA guarantee period. The maximum participant service charge applicable is $30 per year ($7.50 per quarter). We will calculate the withdrawal charge as follows:

-----------------------------------------------------------------------------------------------------------
                                       PARTICIPANT                    PREMATURE
                                         SERVICE         AMOUNT      WITHDRAWAL      CHECK        ACCOUNT
DATE     CONTRIBUTION      INTEREST      CHARGE        REQUESTED       CHARGE       AMOUNT        BALANCE
-----------------------------------------------------------------------------------------------------------
 1/1        $2,000               --          --              --             --          --       $2,000.00
 3/31           --          $ 19.71      $ 7.50              --             --          --        2,012.21
 6/30           --            19.83        7.50              --             --          --        2,024.54
 9/30           --            19.95        7.50              --             --          --        2,036.09
 12/31          --            20.07        7.50          $1,000         $26.00*     $1,000        1,023.56
-----------------------------------------------------------------------------------------------------------

----------
* The lesser of (a) 7% ($75.27) of the amount withdrawn (including the amount of the withdrawal charge) or (b) the amount of the Participant's accumulated interest ($26.00) attributable to that same amount.

The example assumes that each quarter contains the same number of days and that each transaction occurs on a Business Day.

CASH VALUE--ACCOUNT BALANCE ILLUSTRATION

The following tables illustrate the account balance (which does not give effect to any withdrawal charge) and the cash value (which gives effect to the withdrawal charge) for contributions allocated to the GRAs.

                                     SAI-20

--------------------------------------------------------------------------------

                                    TABLE I
                       ACCOUNT BALANCES AND CASH VALUES
     (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)



--------------------------------------------------------------------------------
                      CASH VALUE                    ACCOUNT BALANCE
--------------------------------------------------------------------------------
 ATTAINED        3%              6%              3%              6%
    AGE       MINIMUM       ILLUSTRATED       MINIMUM        ILLUSTRATED
 YEAR END    GUARANTEE          RATE         GUARANTEE          RATE
--------------------------------------------------------------------------------
     1      $    999.66     $    999.66     $    999.66     $  1,029.33
     2         2,000.00        2,000.00        2,029.32        2,120.42
     3         3,000.00        3,047.59        3,089.86        3,276.98
     4         4,000.00        4,187.72        4,182.22        4,502.93
     5         5,000.00        5,396.26        5,307.36        5,802.44
     6         6,013.60        6,677.32        6,466.24        7,179.91
     7         7,123.70        8,035.23        7,659.89        8,640.04
     8         8,267.10        9,474.63        8,889.35       10,187.77
     9         9,444.80       11,000.38       10,155.70       11,828.37
    10        10,657.83       12,617.68       11,460.03       13,567.40
    11        11,907.25       14,332.03       12,803.50       15,410.78
    12        13,194.16       16,149.23       14,187.27       17,364.76
    13        14,519.67       18,075.46       15,612.55       19,435.98
    14        15,884.95       20,117.27       17,080.59       21,631.47
    15        17,291.19       22,281.58       18,592.68       23,958.69
    16        18,739.61       24,575.75       20,150.12       26,425.54
    17        20,231.49       27,007.58       21,754.29       29,040.40
    18        21,768.12       29,585.31       23,406.58       31,812.16
    19        23,350.85       32,317.70       25,108.44       34,750.22
    20        24,981.07       35,214.04       26,861.36       37,864.56
    21        26,660.19       38,284.17       28,666.87       41,165.77
    22        28,389.68       41,538.50       30,526.54       44,665.05
    23        30,171.06       44,988.08       32,442.00       48,374.28
    24        32,005.88       48,644.65       34,414.92       52,306.07
    25        33,895.74       52,520.60       36,447.04       56,473.77
    26        35,842.30       56,629.12       38,540.11       60,891.52
    27        37,847.26       60,984.14       40,695.98       65,574.34
    28        39,912.37       65,600.47       42,916.52       70,538.14
    29        42,039.43       70,493.77       45,203.68       75,799.76
    30        44,230.30       75,680.68       47,559.46       81,377.07
    31        46,486.89       81,178.79       49,985.91       87,289.03
    32        48,811.19       87,006.80       52,485.15       93,555.70
    33        51,205.21       93,184.49       55,059.37      100,198.37
    34        53,671.06       99,732.83       57,710.81      107,239.61
    35        56,210.88      106,674.08       60,441.80      114,703.31
    36        58,826.89      114,031.80       63,254.72      122,614.84
    37        61,521.38      121,830.99       66,152.03      131,001.06
    38        64,296.71      130,098.12       69,136.25      139,890.45
    39        67,155.30      138,861.29       72,210.00      149,313.21
    40        70,099.65      148,150.24       75,375.97      159,301.34
    41        73,132.33      157,996.54       78,636.91      169,888.75
    42        76,255.99      168,433.61       81,995.68      181,111.41
    43        79,473.35      179,496.90       85,455.22      193,007.42
    44        82,787.24      191,224.00       89,018.54      205,617.20
    45        86,200.55      203,654.71       92,688.76      218,983.56
    46        89,716.25      216,831.28       96,469.09      233,151.91
    47        93,337.43      230,798.43      100,362.83      248,170.35
    48        97,067.24      245,603.61      104,373.38      264,089.91
    49       100,908.94      261,297.11      108,504.24      280,964.63
    50       104,865.90      277,932.21      112,759.03      298,851.84
--------------------------------------------------------------------------------

                                     SAI-21

--------------------------------------------------------------------------------

                                    TABLE II
                       ACCOUNT BALANCES AND CASH VALUES
    (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)



--------------------------------------------------------------------------------
                         CASH VALUE                  ACCOUNT BALANCE
--------------------------------------------------------------------------------
                    3%             6%             3%             6%
   ATTAINED      MINIMUM      ILLUSTRATED      MINIMUM       ILLUSTRATED
 AGE YEAR END   GUARANTEE         RATE        GUARANTEE         RATE
--------------------------------------------------------------------------------
       1        $ 999.66      $ 1,000.00      $ 999.66      $ 1,029.33
       2          999.32        1,000.00        999.32        1,060.42
       3          998.96        1,016.84        998.96        1,093.38
       4          998.60        1,049.33        998.60        1,128.31
       5          998.22        1,083.77        998.22        1,165.34
       6          997.83        1,120.27        997.83        1,204.59
       7          997.43        1,158.96        997.43        1,246.20
       8          997.02        1,199.98        997.02        1,290.30
       9          996.60        1,243.46        996.60        1,337.05
      10          996.16        1,289.54        996.16        1,386.60
      11          995.71        1,338.39        995.71        1,439.13
      12          995.25        1,390.17        995.25        1,494.81
      13          994.77        1,445.06        994.77        1,553.83
      14          994.28        1,503.24        994.28        1,616.39
      15          993.77        1,564.92        993.77        1,682.70
      16          993.25        1,630.29        993.25        1,753.00
      17          992.71        1,699.58        992.71        1,827.51
      18          992.16        1,773.04        992.16        1,906.49
      19          991.59        1,850.90        991.59        1,990.21
      20          991.00        1,933.43        991.00        2,078.95
      21          990.39        2,020.91        990.39        2,173.02
      22          989.77        2,113.64        989.77        2,272.73
      23          989.13        2,211.94        989.13        2,378.43
      24          988.47        2,316.13        988.47        2,490.46
      25          987.79        2,426.57        987.79        2,609.22
      26          987.09        2,543.65        987.09        2,735.10
      27          986.36        2,667.74        986.36        2,868.54
      28          985.62        2,799.28        985.62        3,009.98
      29          984.85        2,938.72        984.85        3,159.91
      30          984.06        3,086.52        984.06        3,318.84
      31          983.25        3,243.19        983.25        3,487.30
      32          982.41        3,409.26        982.41        3,665.87
      33          981.55        3,585.29        981.55        3,855.15
      34          980.66        3,771.88        980.66        4,055.79
      35          979.74        3,969.68        979.74        4,268.47
      36          978.80        4,179.34        978.80        4,493.91
      37          977.82        4,401.58        977.82        4,732.88
      38          976.82        4,637.15        976.82        4,986.18
      39          975.79        4,886.85        975.79        5,254.68
      40          974.73        5,151.54        974.73        5,539.29
      41          973.64        5,432.11        973.64        5,840.98
      42          972.51        5,729.52        972.51        6,160.77
      43          971.35        6,044.77        971.35        6,499.75
      44          970.16        6,378.93        970.16        6,859.07
      45          968.93        6,733.15        968.93        7,239.94
      46          967.66        7,108.61        967.66        7,643.67
      47          966.35        7,506.61        966.35        8,071.62
      48          965.01        7,928.48        965.01        8,525.25
      49          963.63        8,375.67        963.63        9,006.10
      50          962.20        8,849.69        962.20        9,515.79
--------------------------------------------------------------------------------

                                     SAI-22

--------------------------------------------------------------------------------

HOW WE DETERMINE UNIT VALUES

Unit values for the Funds are determined at the end of each Business Day.

The unit value of any Fund for any Business Day is equal to the unit value for the preceding business day multiplied by the "net investment factor" for that Fund on that Business Day.

A net investment factor for each Fund is determined every Business Day as follows:


    o First, we take the value of the shares held by the Fund in the corresponding Portfolio of The Hudson River Trust or EQ Advisors Trust, at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.


    o Then, we divide this amount by the value of the amounts in the Fund at the close of business on the preceding Business Day (after giving effect to any amounts allocated or withdrawn for that day).


    o Finally, we subtract any daily charge for fees or expenses payable by the Fund.


ILLUSTRATION OF CHANGES IN UNIT VALUES

Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the unit value would be greater than the value for the previous period.


For example, assume that at the close of trading on a Monday, the value of a Fund's assets is $2,500,000, and the unit value is $10. If on the next Business Day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the unit value for that day would be calculated as follows:



1. Unit value for Monday ...................................................     $        10
2. Value of assets at close of business on Monday .........................      $ 2,500,000
3. Excess of investment income and realized and unrealized capital gains
   over realized and unrealized losses .....................................     $     7,500
4. Daily accrual for expenses (administration charges and certain expenses
   borne directly by the Funds) charged to the Investment Fund .............     $        50
5. Value of assets, less charge for expenses, at close of business day On
   Tuesday, ((2) + (3) -- (4)) .............................................     $ 2,507,450
6. Net investment factor ((5) divided by (2)) ..............................         1.00298
7. Unit value for Tuesday ((1) x (6)) ......................................     $   10.0298


If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the unit value for Tuesday would have been $9.9698.

ALLIANCE MONEY MARKET FUND YIELD INFORMATION


The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical account balance with one unit at the beginning of the period. To determine the seven-day rate of return, the net change in the unit value is computed by subtracting the unit value at the beginning of the period from a unit value, exclusive of capital changes, at the end of the period.

The net change will be reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the participant service charge, which is not reflected in


                                     SAI-23

--------------------------------------------------------------------------------

the unit value. See "Charges and Expenses--Participant Service Charge" in the prospectus. Unit values reflect all other accrued expenses of the Alliance Money Market Fund.


The adjusted net change is divided by the unit value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period is multiplied return by 365/7 to produce an annualized seven-day current yield figure that we carry to the nearest one-hundredth of one percent.

The actual dollar amount of the participant service charge that we deduct from the Alliance Money Market Fund will vary for each participant depending upon how the participant allocates the account balance among the investment options. To determine the effect of the participant service charge on the yield, we start with the total dollar amount of the charges deducted from the Fund on the last day of the prior quarter. This amount is multiplied by 7/91.25 to produce an average participant service charge factor which is used in all weekly yield computations for the ensuing quarter. The average administrative charge is then divided by the number of Alliance Money Market Fund Units as of the end of the prior calendar quarter, and we deduct the resulting quotient from the net change in Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: compounding the unannualized adjusted base period return by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/7 -- 1.


The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Units of the Alliance Money Market Fund will fluctuate and not remain constant.

The Alliance Money Market Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. You should not compare Alliance Money Market Fund yields to the return on fixed rate investments that guarantee rates of interest for specified periods, such as the Guaranteed Rate Accounts or bank deposits. You should not compare the yield to the yield of money market funds made available to the general public. Those yields usually are calculated on the basis of a constant $1 price per share, and those funds pay out earnings in dividends that accrue on a daily basis.


The seven-day current yield for the Alliance Money Market Fund was 4.23% for the period ended December 31, 1998. The effective yield for that period was 4.32%. Because these yields reflect the deduction of Separate Account No. 301 expenses, including the participant service charge, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio, which reflect only the deduction of Trust-level expenses.

FINANCIAL STATEMENTS

Your should consider the financial statements of Equitable Life included herein only as bearing upon the ability of Equitable Life to meet its obligations under the certificates. The financial statements begin on the following page.


                                     SAI-24

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 301 of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance High Yield Fund, Alliance Growth & Income Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance Aggressive Stock Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund and Alliance Balanced Fund ("Hudson River Trust funds") and the T. Rowe Price International Stock Fund, MFS Emerging Growth Companies Fund, Lazard Small Cap Value Fund and BT Equity 500 Index Fund ("EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 301 at December 31, 1998 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above. The unit value information presented in Note 5 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.


PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

                                      FSA-1

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                 ALLIANCE
                                  ALLIANCE     INTERMEDIATE     ALLIANCE      ALLIANCE
                                    MONEY       GOVERNMENT        HIGH        GROWTH &
                                   MARKET       SECURITIES       YIELD         INCOME
                                    FUND           FUND           FUND          FUND
                               -------------- -------------- ------------- -------------
ASSETS:
Investments in shares of
 the Trusts -- at market
 value (Note 2)
 Cost:   $20,157,525 .........  $20,105,747
       6,300,616 .............                 $ 6,451,348
       3,877,958 .............                                $ 3,268,341
       6,944,214 .............                                              $ 7,600,337
      87,361,880 .............
       6,326,169 .............
          36,352 .............
       9,540,384 .............
          39,258 .............
       2,190,231 .............
       2,354,681 .............
      38,391,084 .............
          55,907 .............
         536,387 .............
Receivable for Trust
 shares sold .................        3,051         86,415         90,562            --
Receivable for policy
 related transactions ........           --             --             --            --
                                -----------    -----------    -----------   -----------
Total Assets .................   20,108,798      6,537,763      3,358,903     7,600,337
                                -----------    -----------    -----------   -----------
LIABILITIES:
Payable for Trust shares
 purchased ...................           --             --             --           763
Payable for policy related
 transactions ................       13,177         88,526         92,558         2,485
                                -----------    -----------    -----------   -----------
Total Liabilities ............       13,177         88,526         92,558         3,248
                                -----------    -----------    -----------   -----------
NET ASSETS ATTRIBUTABLE
 TO POLICYOWNERS .............  $20,095,621    $ 6,449,237    $ 3,266,345   $ 7,597,089
                                ===========    ===========    ===========   ===========

                                   ALLIANCE                                     ALLIANCE                          ALLIANCE
                                    COMMON        ALLIANCE    T. ROWE PRICE    AGGRESSIVE      MFS EMERGING     CONSERVATIVE
                                    STOCK          GLOBAL     INTERNATIONAL       STOCK      GROWTH COMPANIES     INVESTORS
                                     FUND           FUND        STOCK FUND        FUND             FUND             FUND
                               --------------- ------------- --------------- -------------- ------------------ --------------
ASSETS:
Investments in shares of
 the Trusts -- at market
 value (Note 2)
 Cost:   $20,157,525 .........
       6,300,616 .............
       3,877,958 .............
       6,944,214 .............
      87,361,880 .............  $ 115,705,713
       6,326,169 .............                  $ 6,835,613
          36,352 .............                                   $ 37,677
       9,540,384 .............                                                $ 8,718,744
          39,258 .............                                                                   $ 43,781
       2,190,231 .............                                                                                  $ 2,254,660
       2,354,681 .............
      38,391,084 .............
          55,907 .............
         536,387 .............
Receivable for Trust
 shares sold .................             --             9            --           4,102              --                50
Receivable for policy
 related transactions ........         38,719            --           787              --           2,438                --
                                -------------   -----------      --------     -----------        --------       -----------
Total Assets .................    115,744,432     6,835,622        38,464       8,722,846          46,219         2,254,710
                                -------------   -----------      --------     -----------        --------       -----------
LIABILITIES:
Payable for Trust shares
 purchased ...................         84,378            --           733              --           2,617                --
Payable for policy related
 transactions ................             --         3,191            --           8,409              --             1,353
                                -------------   -----------      --------     -----------        --------       -----------
Total Liabilities ............         84,378         3,191           733           8,409           2,617             1,353
                                -------------   -----------      --------     -----------        --------       -----------
NET ASSETS ATTRIBUTABLE
 TO POLICYOWNERS .............  $ 115,660,054   $ 6,832,431      $ 37,731     $ 8,714,437        $ 43,602       $ 2,253,357
                                =============   ===========      ========     ===========        ========       ===========


                                  ALLIANCE                                    BT
                                   GROWTH       ALLIANCE       LAZARD     EQUITY 500
                                 INVESTORS      BALANCED      SMALL CAP     INDEX
                                    FUND          FUND       VALUE FUND      FUND
                               ------------- -------------- ------------ -----------
ASSETS:
Investments in shares of
 the Trusts -- at market
 value (Note 2)
 Cost:   $20,157,525 .........
       6,300,616 .............
       3,877,958 .............
       6,944,214 .............
      87,361,880 .............
       6,326,169 .............
          36,352 .............
       9,540,384 .............
          39,258 .............
       2,190,231 .............
       2,354,681 .............  $ 2,481,781
      38,391,084 .............                $ 41,351,662
          55,907 .............                                $ 59,830
         536,387 .............                                            $ 590,959
Receivable for Trust
 shares sold .................           --          2,227          --           --
Receivable for policy
 related transactions ........           --             --          --           --
                                -----------   ------------    --------    ---------
Total Assets .................    2,481,781     41,353,889      59,830      590,959
                                -----------   ------------    --------    ---------
LIABILITIES:
Payable for Trust shares
 purchased ...................          431             --          --           --
Payable for policy related
 transactions ................        1,053         18,408          47          685
                                -----------   ------------    --------    ---------
Total Liabilities ............        1,484         18,408          47          685
                                -----------   ------------    --------    ---------
NET ASSETS ATTRIBUTABLE
 TO POLICYOWNERS .............  $ 2,480,295   $ 41,335,481    $ 59,783    $ 590,274
                                ===========   ============    ========    =========

See Notes to Financial Statements.

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                             ALLIANCE
                                                ALLIANCE   INTERMEDIATE     ALLIANCE      ALLIANCE
                                                  MONEY     GOVERNMENT        HIGH        GROWTH &
                                                 MARKET     SECURITIES       YIELD         INCOME
                                                  FUND         FUND           FUND          FUND
                                               ---------- -------------- ------------- --------------
INCOME AND EXPENSE:
 Investment Income:
  Dividends from The Trusts (Note 2) .........  $962,327    $ 294,495     $  399,293     $   22,465
                                                --------    ---------     ----------     ----------
 Expenses (Note 3):
  Administrative Fees ........................    52,348       14,765         10,601         17,601
  Recordkeeping fees .........................    24,286       10,900         11,780         13,002
  Professional fees ..........................     3,911        1,052            836          1,306
  Printing and mailing expenses. .............     2,886          842            661          2,017
  Miscellaneous ..............................        52           14             11             18
                                                --------    ---------     ----------     ----------
   Total expenses ............................    83,483       27,573         23,889         33,944
 Less: Reimbursement for excess expense
  limitation .................................        --        8,823            180             --
                                                --------    ---------     ----------     ----------
   Net expenses ..............................    83,483       18,750         23,709         33,944
                                                --------    ---------     ----------     ----------
NET INVESTMENT INCOME (LOSS) .................   878,844      275,745        375,584        (11,479)
                                                --------    ---------     ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) from share
  transactions ...............................    86,162      (32,976)        48,061        315,783
 Realized gain distribution from Trust .......       629           --         69,488        614,916
                                                --------    ---------     ----------     ----------
   Net Realized Gain (Loss) ..................    86,791      (32,976)       117,549        930,699
                                                --------    ---------     ----------     ----------
 Change in unrealized appreciation/
  (depreciation) of investments ..............     9,067      164,547       (727,821)       295,676
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .................................    95,858      131,571       (610,272)     1,226,375
                                                --------    ---------     ----------     ----------
NET INCREASE\(DECREASE) IN NET ASSETS FROM
 OPERATIONS ..................................  $974,702    $ 407,316     $ (234,688)    $1,214,896
                                                ========    =========     ==========     ==========

                                                  ALLIANCE                                    ALLIANCE
                                                   COMMON       ALLIANCE    T. ROWE PRICE    AGGRESSIVE
                                                    STOCK        GLOBAL     INTERNATIONAL      STOCK
                                                    FUND          FUND       STOCK FUND*        FUND
                                               -------------- ------------ --------------- -------------
INCOME AND EXPENSE:
 Investment Income:
  Dividends from The Trusts (Note 2) .........  $   649,644    $   76,254      $  309       $   39,716
                                                -----------    ----------      ------       ----------
 Expenses (Note 3):
  Administrative Fees ........................      259,529        16,332          19           22,617
  Recordkeeping fees .........................       82,773        12,187          --           14,175
  Professional fees ..........................       19,112         1,228          --            1,769
  Printing and mailing expenses. .............       31,890         1,754          --            3,295
  Miscellaneous ..............................          256            16          --               24
                                                -----------    ----------      ------       ----------
   Total expenses ............................      393,560        31,517          19           41,880
 Less: Reimbursement for excess expense
  limitation .................................           --            --          --               --
                                                -----------    ----------      ------       ----------
   Net expenses ..............................      393,560        31,517          19           41,880
                                                -----------    ----------      ------       ----------
NET INVESTMENT INCOME (LOSS) .................      256,084        44,737         290           (2,164)
                                                -----------    ----------      ------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) from share
  transactions ...............................    5,528,132       232,558        (508)         (16,245)
 Realized gain distribution from Trust .......   13,965,728       434,022          --          418,688
                                                -----------    ----------      ------       ----------
   Net Realized Gain (Loss) ..................   19,493,860       666,580        (508)         402,443
                                                -----------    ----------      ------       ----------
 Change in unrealized appreciation/
  (depreciation) of investments ..............    5,953,990       494,628       1,325         (530,062)
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .................................   25,447,850     1,161,208         817         (127,619)
                                                -----------    ----------      ------       ----------
NET INCREASE\(DECREASE) IN NET ASSETS FROM
 OPERATIONS ..................................  $25,703,934    $1,205,945      $1,107       $ (129,783)
                                                ===========    ==========      ======       ==========

-------
* Commencement of Operations on July 1, 1998

See Notes to Financial Statements

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                MFS EMERGING     ALLIANCE      ALLIANCE                                   BT
                                                   GROWTH      CONSERVATIVE     GROWTH      ALLIANCE       LAZARD     EQUITY 500
                                                  COMPANIES      INVESTORS    INVESTORS     BALANCED     SMALL CAP      INDEX
                                                    FUND*          FUND          FUND         FUND      VALUE FUND*     FUND*
                                               -------------- -------------- ----------- ------------- ------------- -----------
INCOME AND EXPENSE:
 Investment Income:
  Dividends from The Trusts (Note 2) .........     $   --        $ 72,209     $ 45,251    $1,038,457      $  166       $ 2,952
                                                   ------        --------     --------    ----------      ------       -------
Expenses (Note 3):
  Administrative Fees ........................         27           4,449        5,543        99,182          49           544
  Recordkeeping fees .........................         --           8,394        8,821        37,151          --            --
  Professional fees ..........................         --             302          411         7,393          --            --
  Printing and mailing expenses. .............         --             430          757         6,717          --            --
  Miscellaneous ..............................         --               4            6            99          --            --
                                                   ------        --------     --------    ----------      ------       -------
   Total expenses ............................         27          13,579       15,538       150,542          49           544
 Less: Reimbursement for excess expense
  limitation .................................         --              --           --            --          --            --
                                                   ------        --------     --------    ----------      ------       -------
   Net expenses ..............................         27          13,579       15,538       150,542          49           544
                                                   ------        --------     --------    ----------      ------       -------
NET INVESTMENT INCOME (LOSS) .................        (27)         58,630       29,713       887,915         117         2,408
                                                   ------        --------     --------    ----------      ------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 2):
 Realized gain (loss) from share
  transactions ...............................       (746)         14,090      102,691       960,887        (276)        4,416
 Realized gain distribution from Trust .......         --         116,462      195,686     3,440,767          --            --
                                                   ------        --------     --------    ----------      ------       -------
   Net Realized Gain (Loss) ..................       (746)        130,552      298,377     4,401,654        (276)        4,416
                                                   ------        --------     --------    ----------      ------       -------
 Change in unrealized appreciation/
  (depreciation) of investments ..............      4,523          25,407       50,086     1,008,639       3,923        54,572
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .................................      3,777         155,959      348,463     5,410,293       3,647        58,988
                                                   ------        --------     --------    ----------      ------       -------
NET INCREASE\(DECREASE) IN NET ASSETS FROM
 OPERATIONS ..................................     $3,750        $214,589     $378,176    $6,298,208      $3,764       $61,396
                                                   ======        ========     ========    ==========      ======       =======

-------
* Commencement of Operations on July 1, 1998

See Notes to Financial Statements.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF CHANGE IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,

                                                                                          ALLIANCE
                                                                                        INTERMEDIATE
                                                            ALLIANCE                     GOVERNMENT
                                                        MONEY MARKET FUND              SECURITIES FUND
                                                 ------------------------------- ---------------------------
                                                       1998            1997           1998          1997
                                                 --------------- --------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income .........................   $   878,844    $    974,931    $  275,745    $  271,792
 Realized gain (loss) on investments ...........        86,791          68,633       (32,976)     (327,420)
 Change in unrealized appreciation/
  (depreciation) of investments ................         9,067         (27,007)      164,547       401,428
                                                   -----------    ------------    ----------    ----------
 Net increase (decrease) in Net Assets from
  Operations ...................................       974,702       1,016,557       407,316       345,800
                                                   -----------    ------------    ----------    ----------
FROM CONTRACT OWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions. ...............................     4,115,089       1,483,866       212,370       165,347
  Transfers from other funds . .................    16,930,606      12,126,642     1,878,677     1,346,973
  Transfers from Guaranteed Rate
   Account .....................................       739,934       1,444,241        15,660        94,401
                                                   -----------    ------------    ----------    ----------
   Total Contributions .........................    21,785,629      15,054,749     2,106,707     1,606,721
                                                   -----------    ------------    ----------    ----------
 Withdrawals and Transfers:
  Withdrawals ..................................     5,560,917       5,013,401       470,906       657,245
  Transfers to other funds .....................    16,999,881      11,804,062       823,160     1,541,457
  Transfer to Guaranteed Rate Account ..........            --          27,233        13,160        12,546
  Participant service charge ...................        18,983          25,638         1,718         1,594
                                                   -----------    ------------    ----------    ----------
   Total withdrawals ...........................    22,579,781      16,870,334     1,308,944     2,212,842
                                                   -----------    ------------    ----------    ----------
  Net increase (decrease) in net assets
   from Contract Owner transactions ............      (794,152)     (1,815,585)      797,763      (606,121)
                                                   -----------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
 ATTRIBUTABLE TO POLICYOWNERS ..................       180,550        (799,028)    1,205,079      (260,321)
NET ASSETS -- BEGINNING OF YEAR ATTRIBUTABLE
 TO POLICYOWNERS ...............................    19,915,071      20,714,099     5,244,158     5,504,479
                                                   -----------    ------------    ----------    ----------
NET ASSETS -- END OF YEAR (NOTE 1)
 ATTRIBUTABLE TO POLICYOWNERS ..................   $20,095,621    $ 19,915,071    $6,449,237    $5,244,158
                                                   ===========    ============    ==========    ==========

                                                          ALLIANCE                    ALLIANCE
                                                       HIGH YIELD FUND          GROWTH & INCOME FUND
                                                 --------------------------- --------------------------
                                                      1998          1997          1998         1997
                                                 ------------- ------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income .........................  $  375,584    $  312,581    $  (11,479)   $   15,986
 Realized gain (loss) on investments ...........     117,549       166,947       930,699       695,355
 Change in unrealized appreciation/
  (depreciation) of investments ................    (727,821)      111,190       295,676        63,314
                                                  ----------    ----------    ----------    ----------
 Net increase (decrease) in Net Assets from
  Operations ...................................    (234,688)      590,718     1,214,896       774,655
                                                  ----------    ----------    ----------    ----------
FROM CONTRACT OWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions. ...............................     288,584       322,513     1,099,761     1,557,049
  Transfers from other funds . .................   1,367,863       972,728     1,017,283     1,670,343
  Transfers from Guaranteed Rate
   Account .....................................      56,849        77,364       174,948       205,299
                                                  ----------    ----------    ----------    ----------
   Total Contributions .........................   1,713,296     1,372,605     2,291,992     3,432,691
                                                  ----------    ----------    ----------    ----------
 Withdrawals and Transfers:
  Withdrawals ..................................     390,688        71,448       805,103       293,988
  Transfers to other funds .....................   2,050,870       481,930     1,051,082     1,317,274
  Transfer to Guaranteed Rate Account ..........       6,569            --        10,289            --
  Participant service charge ...................         620           805          (263)          367
                                                  ----------    ----------    ----------    ----------
   Total withdrawals ...........................   2,448,747       554,183     1,866,211     1,611,629
                                                  ----------    ----------    ----------    ----------
  Net increase (decrease) in net assets
   from Contract Owner transactions ............    (735,451)      818,422       425,781     1,821,062
                                                  ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
 ATTRIBUTABLE TO POLICYOWNERS ..................    (970,139)    1,409,140     1,640,677     2,595,717
NET ASSETS -- BEGINNING OF YEAR ATTRIBUTABLE
 TO POLICYOWNERS ...............................   4,236,484     2,827,344     5,956,412     3,360,695
                                                  ----------    ----------    ----------    ----------
NET ASSETS -- END OF YEAR (NOTE 1)
 ATTRIBUTABLE TO POLICYOWNERS ..................  $3,266,345    $4,236,484    $7,597,089    $5,956,412
                                                  ==========    ==========    ==========    ==========

-------
See Notes to Financial Statements.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF CHANGE IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,

                                                            ALLIANCE                       ALLIANCE
                                                        COMMON STOCK FUND                GLOBAL FUND
                                                 ------------------------------- ----------------------------
                                                       1998            1997           1998           1997
                                                 --------------- --------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income .........................  $    256,084    $    138,157     $   44,737    $   88,670
 Realized gain (loss) on investments ...........    19,493,860      10,360,887        666,580     1,097,794
 Change in unrealized appreciation/
  (depreciation) of investments ................     5,953,990      10,127,141        494,628      (570,164)
                                                  ------------    ------------     ----------    ----------
 Net increase (decrease) in Net Assets from
  Operations ...................................    25,703,934      20,626,185      1,205,945       616,300
                                                  ------------    ------------     ----------    ----------
FROM CONTRACT OWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions ................................     4,601,204       2,493,485        358,695       488,048
  Transfers from other funds ...................    12,691,834       9,320,877        479,694     2,571,195
  Transfers from Guaranteed Rate
   Account .....................................       435,008         358,057         68,162        76,975
                                                  ------------    ------------     ----------    ----------
   Total Contributions .........................    17,728,046      12,172,419        906,551     3,136,218
                                                  ------------    ------------     ----------    ----------
 Withdrawals and Transfers:
  Withdrawals ..................................     6,288,426       4,684,497        498,283       552,263
  Transfers to other funds .....................    12,834,510       8,806,471        654,870     2,793,492
  Transfers to Guaranteed Rate Account .........       219,886         117,496         47,615        33,941
  Participant service charge ...................          (202)         30,773          3,600         1,129
                                                  ------------    ------------     ----------    ----------
   Total withdrawals ...........................    19,342,620      13,639,237      1,204,368     3,380,825
                                                  ------------    ------------     ----------    ----------
  Net increase (decrease) in net assets
   from Contract Owner transactions ............    (1,614,574)     (1,466,818)      (297,817)     (244,607)
                                                  ------------    ------------     ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
 ATTRIBUTABLE TO POLICYOWNERS ..................    24,089,360      19,159,367        908,128       371,693
NET ASSETS -- BEGINNING OF YEAR ATTRIBUTABLE
 TO POLICYOWNERS ...............................    91,570,694      72,411,327      5,924,303     5,552,610
                                                  ------------    ------------     ----------    ----------
NET ASSETS -- END OF YEAR (NOTE 1)
 ATTRIBUTABLE TO POLICYOWNERS ..................  $115,660,054    $ 91,570,694     $6,832,431    $5,924,303
                                                  ============    ============     ==========    ==========
                                                  T. ROWE PRICE
                                                  INTERNATIONAL           ALLIANCE
                                                   STOCK FUND*      AGGRESIVE STOCK FUND
                                                 --------------- ---------------------------
                                                       1998           1998          1997
                                                 --------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income .........................     $   290      $   (2,164)   $  (29,230)
 Realized gain (loss) on investments ...........        (508)        402,443     1,264,545
 Change in unrealized appreciation/
  (depreciation) of investments ................       1,325        (530,062)     (227,485)
                                                     -------      ----------    ----------
 Net increase (decrease) in Net Assets from
  Operations ...................................       1,107        (129,783)    1,007,830
                                                     -------      ----------    ----------
FROM CONTRACT OWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions ................................      26,622         546,826     1,677,402
  Transfers from other funds ...................      14,002       6,500,343     6,072,938
  Transfers from Guaranteed Rate
   Account .....................................          --         116,019       159,364
                                                     -------      ----------    ----------
   Total Contributions .........................      40,624       7,163,188     7,909,704
                                                     -------      ----------    ----------
 Withdrawals and Transfers:
  Withdrawals ..................................          --         649,169       606,970
  Transfers to other funds .....................       4,000       6,458,343     6,947,161
  Transfers to Guaranteed Rate Account .........          --          11,645            --
  Participant service charge ...................          --           4,033         2,160
                                                     -------      ----------    ----------
   Total withdrawals ...........................       4,000       7,123,190     7,556,291
                                                     -------      ----------    ----------
  Net increase (decrease) in net assets
   from Contract Owner transactions ............      36,624          39,998       353,413
                                                     -------      ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
 ATTRIBUTABLE TO POLICYOWNERS ..................      37,731         (89,785)    1,361,243
NET ASSETS -- BEGINNING OF YEAR ATTRIBUTABLE
 TO POLICYOWNERS ...............................          --       8,804,222     7,442,979
                                                     -------      ----------    ----------
NET ASSETS -- END OF YEAR (NOTE 1)
 ATTRIBUTABLE TO POLICYOWNERS ..................     $37,731      $8,714,437    $8,804,222
                                                     =======      ==========    ==========

-------
* Commencement of Operations on July 1, 1998

See Notes to Financial Statements.

                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF CHANGE IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,

                                             MFS EMERGING
                                                GROWTH              ALLIANCE
                                               COMPANIES          CONSERVATIVE                 ALLIANCE
                                                 FUND*           INVESTORS FUND          GROWTH INVESTORS FUND
                                            -------------- --------------------------- -------------------------
                                                 1998           1998          1997         1998         1997
                                            -------------- -------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income ....................    $  (27)       $   58,630    $  26,386    $   29,713   $   32,053
 Realized gain (loss) on investments ......      (746)          130,552       40,409       298,377      141,316
 Change in unrealized appreciation/
  (depreciation) of investments ...........     4,523            25,407       30,727        50,086      102,273
                                               -------       ----------    ---------    ----------   ----------
 Net increase (decrease) in Net Assets
  from Operations .........................     3,750           214,589       97,522       378,176      275,642
                                               -------       ----------    ---------    ----------   ----------
FROM CONTRACT OWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions ...........................    26,964           842,039       99,277       481,314      176,704
  Transfers from other funds ..............    19,178           501,717      170,098       433,135      502,761
  Transfers from Guaranteed Rate
   Account ................................          (3)         10,985        1,300        53,878       24,896
                                               ---------     ----------    ---------    ----------   ----------
   Total Contributions ....................    46,139         1,354,741      270,675       968,327      704,361
                                               --------      ----------    ---------    ----------   ----------
 Withdrawals and Transfers:
  Withdrawals .............................        --            44,170        8,438       391,158       48,477
  Transfers to other funds ................     6,287           190,487      315,494       439,828      369,292
  Transfer to Guaranteed Rate Account .....        --                --           32        24,217           --
  Participant service charge ..............        --              (292)         156           257          326
                                               --------      ----------    ---------    ----------   ----------
   Total withdrawals ......................     6,287           234,365      324,120       855,460      418,095
                                               --------      ----------    ---------    ----------   ----------
  Net increase (decrease) in net assets
   from Contract Owner transactions .......    39,852         1,120,376      (53,445)      112,867      286,266
                                               --------      ----------    ---------    ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
 ATTRIBUTABLE TO POLICYOWNERS .............    43,602         1,334,965       44,077       491,043      561,908
NET ASSETS -- BEGINNING OF YEAR
 ATTRIBUTABLE TO POLICYOWNERS .............        --           918,392      874,315     1,989,252    1,427,344
                                               --------      ----------    ---------    ----------   ----------
NET ASSETS -- END OF YEAR (NOTE 1)
 ATTRIBUTABLE TO POLICYOWNERS .............    $43,602       $2,253,357    $ 918,392    $2,480,295   $1,989,252
                                               ========      ==========    =========    ==========   ==========
                                                                                               BT
                                                                                LAZARD     EQUITY 500
                                                       ALLIANCE               SMALL CAP      INDEX
                                                     BALANCED FUND           VALUE FUND*     FUND*
                                            ------------------------------- ------------- -----------
                                                  1998            1997           1998         1998
                                            --------------- --------------- ------------- -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income ....................  $    887,915    $  1,056,157      $   117     $  2,408
 Realized gain (loss) on investments ......     4,401,654       2,967,242         (276)       4,416
 Change in unrealized appreciation/
  (depreciation) of investments ...........     1,008,639         979,323        3,923       54,572
                                             ------------    ------------      -------     --------
 Net increase (decrease) in Net Assets
  from Operations .........................     6,298,208       5,002,722        3,764       61,396
                                             ------------    ------------      -------     --------
FROM CONTRACT OWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions ...........................     1,567,580       2,040,947       24,583      407,459
  Transfers from other funds ..............     3,069,563       3,849,001       44,697      286,817
  Transfers from Guaranteed Rate
   Account ................................       133,795          86,218          178          565
                                             ------------    ------------      -------     --------
   Total Contributions ....................     4,770,938       5,976,166       69,458      694,841
                                             ------------    ------------      -------     --------
 Withdrawals and Transfers:
  Withdrawals .............................     3,496,518       4,212,986           --          355
  Transfers to other funds ................     3,543,679       4,226,912       13,437      165,543
  Transfer to Guaranteed Rate Account .....        54,523           2,614           --           --
  Participant service charge ..............        10,266          13,533            2           65
                                             ------------    ------------      -------     --------
   Total withdrawals ......................     7,104,986       8,456,045       13,439      165,963
                                             ------------    ------------      -------     --------
  Net increase (decrease) in net assets
   from Contract Owner transactions .......    (2,334,048)     (2,479,879)      56,019      528,878
                                             ------------    ------------      -------     --------
INCREASE (DECREASE) IN NET ASSETS
 ATTRIBUTABLE TO POLICYOWNERS .............     3,964,160       2,522,843       59,783      590,274
NET ASSETS -- BEGINNING OF YEAR
 ATTRIBUTABLE TO POLICYOWNERS .............    37,371,321      34,848,478           --           --
                                             ------------    ------------      -------     --------
NET ASSETS -- END OF YEAR (NOTE 1)
 ATTRIBUTABLE TO POLICYOWNERS .............  $ 41,335,481    $ 37,371,321      $59,783     $590,274
                                             ============    ============      =======     ========

-------
* Commencement of Operations on July 1, 1998

See Notes to Financial Statements.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. General

   The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 301 (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account is used to fund benefits under certain group annuity contracts and certificates (Contracts) in connection with individual retirement annuities and tax-sheltered annuity arrangements. The Account has fourteen investment funds (Funds): Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance High Yield Fund, Alliance Growth & Income Fund, Alliance Common Stock Fund, Alliance Global Fund, T. Rowe Price International Stock Fund, Alliance Aggressive Stock Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund, Alliance Balanced Fund, Lazard Small Cap Value Fund and BT Equity 500 Index Fund. The assets in each Fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class IA shares of The Hudson River Trust (HRT) or Class IB shares of EQ Advisors Trust (EQAT) (collectively known as the Trusts). Class IA and IB shares are offered by the Trusts at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IB shares are subject to distribution fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 act. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified, management investment companies that invest separate accounts assets of insurance companies. Each Portfolio has separate investment objectives.

   EQ Financial Consultants ("EQFC") is a wholly owned subsidiary of Equitable Life. Alliance Capital Management L.P. ("Alliance"), a publicly traded limited partnership, is indirectly majority-owned subsidiary of Equitable.

   EQFC earns fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under the investment management agreement with the EQ Advisors Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

   The assets of the Account are the property of Equitable Life. The net assets of the Account are not chargeable with liabilities arising out of any other business Equitable Life may conduct. The excess of assets over reserves and other contract liabilities, if any, in the Account may be transferred to Equitable Life's General Account.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio, less liabilities.

   Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of Trust shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trusts at the end of each year. Dividends and capital gain

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1998

   distributions are automatically reinvested on the ex-dividend date.

   No Federal income tax based on net investment income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. Equitable Life reserves the right to charge the Account for taxes and to establish reserves for taxes.

3. Asset Charges

   The following charges are made directly against the assets of the Account and are reflected daily in the computation of the unit values of the
   Contracts:

   o Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Fund.

   o Direct operating expenses are paid to cover expenses attributable to the operations of each Fund.

   Under the Contracts, Equitable Life reimburses the Alliance Money Market Fund, the Alliance Common Stock Fund, the Alliance Intermediate Government Securities Fund and the Alliance Balanced Fund for the excess of the aggregate expense charges of each Fund (including investment advisory fees and certain other Trust expenses attributable to assets of such Fund invested in a Portfolio of the Trust and the asset-based charges of the Fund, as described above) which during any calendar year exceed 1.5% of the average daily net assets of the Alliance Common Stock Fund, the Alliance Intermediate Government Securities Fund and the Alliance Balanced Fund and 1.0% of the Alliance Money Market Fund. In addition, Equitable life voluntarily reimburses the Alliance High Yield Fund, the Alliance Aggressive Stock Fund and the Alliance Global Fund for aggregate expenses in excess of 1.5% of each Fund's average daily net assets. The above expense reimbursement is disclosed in the statements of operation as Reimbursement for excess expense limitation. This voluntary expense limitation may be discontinued by Equitable Life at its discretion.

   Also, if the annual amount of management fees applicable to the Alliance Money Market Portfolio and the Alliance Intermediate Government Securities Portfolio exceeds 0.35% of the average daily net asset value of either Portfolio, Equitable Life will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. Equitable Life has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time.

   A quarterly Participant Service Charge is made for each participant at the end of each calendar quarter before retirement benefits begin.
   Participant's unit balances are reduced and proceeds are credited to Equitable Life in payment of the participant's service charge which will not exceed $30 per year.

4. Contributions and Withdrawals:


   Contributions allocated to the Account are not subject to sales expense. Participants may transfer all or part of the cash value under the Contracts from one Fund to another subject to certain limitations. Transfers to and from the Guaranteed Interest Account of Equitable Life's General Account and the Account may be made subject to certain limitations.


   Full or partial withdrawals, including withdrawals of excess contributions, may be made by participants.

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301


NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
4. Contributions and Withdrawals (Continued)

   Units of the Account issued and redeemed during the periods indicated were:

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                   ----------------------
                                                      1998        1997
                                                   ---------   ----------
ALLIANCE MONEY MARKET FUND
--------------------------
 Issued ........................................    783,925     570,094
 Redeemed ......................................    812,088     637,829

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND
------------------------------------------------
 Issued ........................................     44,628      36,260
 Redeemed ......................................     27,762      50,418

ALLIANCE HIGH YIELD FUND
------------------------
 Issued ........................................     53,382      48,832
 Redeemed ......................................     78,168      19,795

ALLIANCE GROWTH & INCOME FUND
-----------------------------
 Issued ........................................    115,154     198,680
 Redeemed ......................................     95,134     105,360

ALLIANCE COMMON STOCK FUND
--------------------------
 Issued ........................................    117,261     102,590
 Redeemed ......................................    129,787     115,815

ALLIANCE GLOBAL FUND
--------------------
 Issued ........................................     28,913     110,921
 Redeemed ......................................     38,659     119,387

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
 Issued ........................................      3,731          --

ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
 Issued ........................................    158,864     188,408
 Redeemed ......................................    160,322     175,110

MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
 Issued ........................................      3,719          --

ALLIANCE CONSERVATIVE INVESTORS FUND
------------------------------------
 Issued ........................................     94,737      21,439
 Redeemed ......................................     16,247      25,854

ALLIANCE GROWTH INVESTORS FUND
------------------------------
 Issued ........................................     56,476      49,187
 Redeemed ......................................     49,546      28,095

ALLIANCE BALANCED FUND
----------------------
 Issued ........................................     62,524      88,387
 Redeemed ......................................     93,597     124,271

LAZARD SMALL CAP VALUE FUND
---------------------------
 Issued ........................................      6,644          --

BT EQUITY 500 INDEX FUND
------------------------
 Issued ........................................     51,505          --


                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1998

5. Accumulation Unit Values

   Shown below is unit value information for the periods shown.

                                               YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------
                                        1998        1997        1996        1995
                                    ----------- ----------- ----------- -----------
ALLIANCE MONEY MARKET FUND
--------------------------
Unit value, beginning of year .....   $ 27.05     $ 25.77     $ 24.55     $ 23.32
                                      =======     =======     =======     =======
Unit value, end of year ...........   $ 28.38     $ 27.05     $ 25.77     $ 24.55
                                      =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............       708         736         804         850
                                      =======     =======     =======     =======
ALLIANCE INTERMEDIATE
 GOVERNMENT SECURITIES FUND
---------------------------
Unit value, beginning of year .....   $ 45.11     $ 42.20     $ 40.82     $ 36.13
                                      =======     =======     =======     =======
Unit value, end of year ...........   $ 48.43     $ 45.11     $ 42.20     $ 40.82
                                      =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............       133         116         130         153
                                      =======     =======     =======     =======

ALLIANCE HIGH YIELD FUND
------------------------
Unit value, beginning of year .....   $ 31.16     $ 26.45     $ 21.67     $ 18.18
                                      =======     =======     =======     =======
Unit value, end of year ...........   $ 29.39     $ 31.16     $ 26.45     $ 21.67
                                      =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............       111         136         107          87
                                      =======     =======     =======     =======

                                                           YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------
                                        1994        1993        1992        1991        1990        1989
                                    ----------- ----------- ----------- ----------- ----------- -----------
ALLIANCE MONEY MARKET FUND
--------------------------
Unit value, beginning of year .....   $ 22.48     $ 21.93     $ 21.29     $ 20.17     $ 18.73     $ 17.23
                                      =======     =======     =======     =======     =======     =======
Unit value, end of year ...........   $ 23.32     $ 22.48     $ 21.93     $ 21.29     $ 20.17     $ 18.73
                                      =======     =======     =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............     1,028       1,035       1,301       1,528       1,919       1,708
                                      =======     =======     =======     =======     =======     =======
ALLIANCE INTERMEDIATE
 GOVERNMENT SECURITIES FUND
---------------------------
Unit value, beginning of year .....   $ 37.77     $ 34.34     $ 32.73     $ 28.79     $ 27.19     $ 23.63
                                      =======     =======     =======     =======     =======     =======
Unit value, end of year ...........   $ 36.13     $ 37.77     $ 34.34     $ 32.73     $ 28.79     $ 27.19
                                      =======     =======     =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............       166         188         184         177         242         223
                                      =======     =======     =======     =======     =======     =======
ALLIANCE HIGH YIELD FUND
------------------------
Unit value, beginning of year .....   $ 18.84     $ 15.40     $ 13.84     $ 11.11     $ 11.67     $ 11.60
                                      =======     =======     =======     =======     =======     =======
Unit value, end of year ...........   $ 18.18     $ 18.84     $ 15.40     $ 13.84     $ 11.11     $ 11.67
                                      =======     =======     =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............        80          78          53          27          16          18
                                      =======     =======     =======     =======     =======     =======


                                                    YEARS ENDED DECEMBER 31,                MAY 2, 1994* TO
                                        -------------------------------------------------    DECEMBER 31,
                                            1998         1997         1996        1995           1994
                                        -----------  -----------  -----------  ----------  ----------------
ALLIANCE GROWTH & INCOME FUND
-----------------------------
Unit value, beginning of year ........    $ 18.35      $ 14.55      $ 12.21     $  9.92        $ 10.00
                                          =======      =======      =======     =======        =======
Unit value, end of year ..............    $ 22.06      $ 18.35      $ 14.55     $ 12.21        $  9.92
                                          =======      =======      =======     =======        =======
Number of units outstanding,
 end of year (000's) .................        344          324          231         134            105
                                          =======      =======      =======     =======        =======

----------
* Date on which participant contributions were first allocated to the Fund.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1998

5. Accumulation Unit Values (Continued)

   Shown below is unit value information for the periods shown.

                                                 YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------
                                         1998         1997         1996        1995
                                     ------------ ------------ ----------- -----------
ALLIANCE COMMON STOCK FUND
--------------------------
Unit value, beginning of year ......   $ 134.77     $ 104.68    $  84.56     $ 64.13
                                       ========     ========    ========     =======
Unit value, end of year ............   $ 173.65     $ 134.77    $ 104.68     $ 84.56
                                       ========     ========    ========     =======
Number of units outstanding,
 end of year (000's) ...............        666          678         692         673
                                       ========     ========    ========     =======
ALLIANCE GLOBAL FUND
--------------------
Unit value, beginning of year ......   $  28.80     $  25.95    $  22.76     $ 19.25
                                       ========     ========    ========     =======
Unit value, end of year ............   $  34.89     $  28.80    $  25.95     $ 22.76
                                       ========     ========    ========     =======
Number of units outstanding,
 end of year (000's) ...............        196          206         214         201
                                       ========     ========    ========     =======

                                                            YEARS ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------
                                         1994        1993        1992        1991        1990        1989
                                     ----------- ----------- ----------- ----------- ----------- -----------
ALLIANCE COMMON STOCK FUND
--------------------------
Unit value, beginning of year ......   $ 65.89     $ 52.97     $ 51.55     $ 35.87     $ 40.94     $ 33.04
                                       =======     =======     =======     =======     =======     =======
Unit value, end of year ............   $ 64.13     $ 65.89     $ 52.97     $ 51.55     $ 35.87     $ 40.94
                                       =======     =======     =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ...............       694         715         736         790         930         963
                                       =======     =======     =======     =======     =======     =======
ALLIANCE GLOBAL FUND
--------------------
Unit value, beginning of year ......   $ 18.40     $ 14.01     $ 14.20     $ 11.23     $ 11.97     $  9.58
                                       =======     =======     =======     =======     =======     =======
Unit value, end of year ............   $ 19.25     $ 18.40     $ 14.01     $ 14.20     $ 11.23     $ 11.97
                                       =======     =======     =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ...............       195         153          55          42          32          19
                                       =======     =======     =======     =======     =======     =======

                                                               JULY 1, 1998* TO
                                                              DECEMBER 31, 1998
                                                             -------------------
T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
Unit value, beginning of year ............................         $ 10.00
                                                                   =======
Unit value, end of year ..................................         $ 10.05
                                                                   =======
Number of units outstanding, end of year (000's) .........               4
                                                                   =======

                                               YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------
                                        1998        1997        1996        1995
                                    ----------- ----------- ----------- -----------
ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
Unit value, beginning of year .....   $ 43.83     $ 39.73     $ 32.67     $ 24.95
                                      =======     =======     =======     =======
Unit value, end of year ...........   $ 43.73     $ 43.83     $ 39.73     $ 32.67
                                      =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............       199         201         187         190
                                      =======     =======     =======     =======

                                                           YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                        1994        1993        1992        1991        1990       1989
                                    ----------- ----------- ----------- ----------- ----------- ----------
ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
Unit value, beginning of year .....   $ 26.14     $ 22.54     $ 23.43     $ 13.34     $ 12.47    $  8.70
                                      =======     =======     =======     =======     =======    =======
Unit value, end of year ...........   $ 24.95     $ 26.14     $ 22.54     $ 23.43     $ 13.34    $ 12.47
                                      =======     =======     =======     =======     =======    =======
Number of units outstanding,
 end of year (000's) ..............       141         125         156         125          48         27
                                      =======     =======     =======     =======     =======    =======


                                                               JULY 1, 1998* TO
                                                              DECEMBER 31, 1998
                                                             -------------------
MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
Unit value, beginning of year ............................         $ 10.00
                                                                   =======
Unit value, end of year ..................................         $ 11.76
                                                                   =======
Number of units outstanding, end of year (000's) .........               4
                                                                   =======

----------
*     Date on which participant contributions were first allocated to the fund.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1998

5. Accumulation Unit Values (Continued)

   Shown below is unit value information for the periods shown.

                                                      YEARS ENDED DECEMBER 31,                MAY 2, 1994* TO
                                          -------------------------------------------------    DECEMBER 31,
                                              1998         1997         1996        1995           1994
                                          -----------  -----------  -----------  ----------  ----------------
ALLIANCE CONSERVATIVE INVESTORS FUND
------------------------------------
Unit value, beginning of year ..........    $ 13.71      $ 12.25      $ 11.79     $  9.92        $ 10.00
                                            =======      =======      =======     =======        =======
Unit value, end of year ................    $ 15.49      $ 13.71      $ 12.25     $ 11.79        $  9.92
                                            =======      =======      =======     =======        =======
Number of units outstanding,
 end of year (000's) ...................        145           67           71          75             50
                                            =======      =======      =======     =======        =======
ALLIANCE GROWTH INVESTORS FUND
------------------------------
Unit value, beginning of year ..........    $ 15.80      $ 13.64      $ 12.23     $  9.79        $ 10.00
                                            =======      =======      =======     =======        =======
Unit value, end of year ................    $ 18.69      $ 15.80      $ 13.64     $ 12.23        $  9.79
                                            =======      =======      =======     =======        =======
Number of units outstanding,
 end of year (000's) ...................        133          126          105          93             37
                                            =======      =======      =======     =======        =======


                                               YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------
                                        1998        1997        1996        1995
                                    ----------- ----------- ----------- -----------
ALLIANCE BALANCED FUND
----------------------
Unit value, beginning of year .....   $ 71.42     $ 62.36     $ 56.07     $ 47.03
                                      =======     =======     =======     =======
Unit value, end of year ...........   $ 84.01     $ 71.42     $ 62.36     $ 56.07
                                      =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............       492         523         559         617
                                      =======     =======     =======     =======


                                                           YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------
                                        1994        1993        1992        1991        1990        1989
                                    ----------- ----------- ----------- ----------- ----------- -----------
ALLIANCE BALANCED FUND
----------------------
Unit value, beginning of year .....   $ 51.38     $ 45.92     $ 47.50     $ 33.76     $ 33.91     $ 27.04
                                      =======     =======     =======     =======     =======     =======
Unit value, end of year ...........   $ 47.03     $ 51.38     $ 45.92     $ 47.50     $ 33.76     $ 33.91
                                      =======     =======     =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............       681         756         827         949       1,217       1,260
                                      =======     =======     =======     =======     =======     =======

----------
*     Date on which participant contributions were first allocated to the Fund.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1998

5. Accumulation Unit Values (Continued)

   Shown below is unit value information for the period shown.

                                                               JULY 1, 1998* TO
                                                              DECEMBER 31, 1998
                                                             -------------------
LAZARD SMALL CAP VALUE FUND (A)
-------------------------------
Unit value, beginning of year ............................         $ 10.00
                                                                   =======
Unit value, end of year ..................................         $  8.94
                                                                   =======
Number of units outstanding, end of year (000's) .........               7
                                                                   =======

                                                               JULY 1, 1998* TO
                                                              DECEMBER 31, 1998
                                                             -------------------
BT EQUITY 500 INDEX FUND (A)
----------------------------
Unit value, beginning of year ............................         $ 10.00
                                                                   =======
Unit value, end of year ..................................         $ 11.31
                                                                   =======
Number of units outstanding, end of year (000's) .........              52
                                                                   =======

----------
*  Date on which participant contributions were first allocated to the Fund.

                                     FSA-14

February 8, 1999


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States


     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


     As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          CONSOLIDATED BALANCE SHEETS

                          DECEMBER 31, 1998 AND 1997

                                                                               1998              1997
                                                                           ------------      -----------
                                                                                   (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities:
   Available for sale, at estimated fair value ........................    $   18,993.7      $  19,630.9
   Held to maturity, at amortized cost ................................           125.0               --
 Mortgage loans on real estate ........................................         2,809.9          2,611.4
 Equity real estate ...................................................         1,676.9          2,495.1
 Policy loans .........................................................         2,086.7          2,422.9
 Other equity investments .............................................           713.3            951.5
 Investment in and loans to affiliates ................................           928.5            731.1
 Other invested assets ................................................           808.2            612.2
                                                                           ------------      -----------
    Total investments .................................................        28,142.2         29,455.1
Cash and cash equivalents .............................................         1,245.5            300.5
Deferred policy acquisition costs .....................................         3,563.8          3,236.6
Amounts due from discontinued operations ..............................             2.7            572.8
Other assets ..........................................................         3,051.9          2,687.4
Closed Block assets ...................................................         8,632.4          8,566.6
Separate Accounts assets ..............................................        43,302.3         36,538.7
                                                                           ------------      -----------
TOTAL ASSETS ..........................................................    $   87,940.8      $  81,357.7
                                                                           ============      ===========
LIABILITIES
Policyholders' account balances .......................................    $   20,889.7      $  21,579.5
Future policy benefits and other policyholders' liabilities ...........         4,694.2          4,553.8
Short-term and long-term debt .........................................         1,181.7          1,716.7
Other liabilities .....................................................         3,474.3          3,267.2
Closed Block liabilities ..............................................         9,077.0          9,073.7
Separate Accounts liabilities .........................................        43,211.3         36,306.3
                                                                           ------------      -----------
    Total liabilities .................................................        82,528.2         76,497.2
                                                                           ------------      -----------
Commitments and contingencies (Notes 11, 13, 14, 15 and 16)
SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued and
 outstanding ..........................................................             2.5              2.5
Capital in excess of par value ........................................         3,110.2          3,105.8
Retained earnings .....................................................         1,944.1          1,235.9
Accumulated other comprehensive income ................................           355.8            516.3
                                                                           ------------      -----------
    Total shareholder's equity ........................................         5,412.6          4,860.5
                                                                           ------------      -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ............................    $   87,940.8      $  81,357.7
                                                                           ============      ===========

                See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                      CONSOLIDATED STATEMENTS OF EARNINGS

                 YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                               1998            1997          1996
                                                                           -----------      ---------     ---------
                                                                                        (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income ..........    $   1,056.2      $   950.6     $   874.0
Premiums ..............................................................          588.1          601.5         597.6
Net investment income .................................................        2,228.1        2,282.8       2,203.6
Investment gains (losses), net ........................................          100.2          (45.2)         (9.8)
Commissions, fees and other income ....................................        1,503.0        1,227.2       1,081.8
Contribution from the Closed Block ....................................           87.1          102.5         125.0
                                                                           -----------      ---------     ---------
   Total revenues .....................................................        5,562.7        5,119.4       4,872.2
                                                                           -----------      ---------     ---------
BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances ..................        1,153.0        1,266.2       1,270.2
Policyholders' benefits ...............................................        1,024.7          978.6       1,317.7
Other operating costs and expenses ....................................        2,201.2        2,203.9       2,075.7
                                                                           -----------      ---------     ---------
   Total benefits and other deductions ................................        4,378.9        4,448.7       4,663.6
                                                                           -----------      ---------     ---------
Earnings from continuing operations before Federal income taxes,
 minority interest and cumulative effect of accounting change .........        1,183.8          670.7         208.6
Federal income taxes ..................................................          353.1           91.5           9.7
Minority interest in net income of consolidated subsidiaries ..........          125.2           54.8          81.7
                                                                           -----------      ---------     ---------
Earnings from continuing operations before cumulative effect of
 accounting change ....................................................          705.5          524.4         117.2
Discontinued operations, net of Federal income taxes ..................            2.7          (87.2)        (83.8)
Cumulative effect of accounting change, net of Federal income
 taxes ................................................................             --             --         (23.1)
                                                                           -----------      ---------     ---------
Net Earnings ..........................................................    $     708.2      $   437.2     $    10.3
                                                                           ===========      =========     =========

                See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

              CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND
                              COMPREHENSIVE INCOME

                 YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                          1998           1997            1996
                                                                       ----------      ---------       ---------
                                                                                     (IN MILLIONS)
Common stock, at par value, beginning and end of year .............    $      2.5      $     2.5       $     2.5
                                                                       ----------      ---------       ---------
Capital in excess of par value, beginning of year .................       3,105.8        3,105.8         3,105.8
Additional capital in excess of par value .........................           4.4             --              --
                                                                       ----------      ---------       ---------
Capital in excess of par value, end of year .......................       3,110.2        3,105.8         3,105.8
Retained earnings, beginning of year ..............................       1,235.9          798.7           788.4
Net earnings ......................................................         708.2          437.2            10.3
                                                                       ----------      ---------       ---------
Retained earnings, end of year ....................................       1,944.1        1,235.9           798.7
                                                                       ----------      ---------       ---------
Accumulated other comprehensive income, beginning of year .........         516.3          177.0           361.4
Other comprehensive income ........................................        (160.5)         339.3          (184.4)
                                                                       ----------      ---------       ---------
Accumulated other comprehensive income, end of year ...............         355.8          516.3           177.0
                                                                       ----------      ---------       ---------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ...........................    $  5,412.6      $ 4,860.5       $ 4,084.0
                                                                       ==========      =========       =========
COMPREHENSIVE INCOME
Net earnings ......................................................    $    708.2      $   437.2       $    10.3
                                                                       ----------      ---------       ---------
Change in unrealized gains (losses), net of reclassification
 adjustment .......................................................        (149.5)         343.7          (206.6)
Minimum pension liability adjustment ..............................         (11.0)          (4.4)           22.2
                                                                       ----------      ---------       ---------
Other comprehensive income ........................................        (160.5)         339.3          (184.4)
                                                                       ----------      ---------       ---------
COMPREHENSIVE INCOME ..............................................    $    547.7      $   776.5      $   (174.1)
                                                                       ==========      =========      ==========

                See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                                                               1998             1997             1996
                                                                           -----------      -----------      -----------
                                                                                           (IN MILLIONS)
Net earnings ..........................................................    $     708.2      $     437.2      $      10.3
Adjustments to reconcile net earnings to net cash provided by operating activities:
 Interest credited to policyholders' account balances .................        1,153.0          1,266.2          1,270.2
 Universal life and investment-type product policy fee income .........       (1,056.2)          (950.6)          (874.0)
 Investment (gains) losses ............................................         (100.2)            45.2              9.8
 Change in Federal income tax payable .................................          123.1            (74.4)          (197.1)
 Other, net ...........................................................         (324.9)           169.4            330.2
                                                                           -----------      -----------      -----------
Net cash provided by operating activities .............................          503.0            893.0            549.4
                                                                           -----------      -----------      -----------
Cash flows from investing activities:
 Maturities and repayments ............................................        2,289.0          2,702.9          2,275.1
 Sales ................................................................       16,972.1         10,385.9          8,964.3
 Purchases ............................................................      (18,578.5)       (13,205.4)       (12,559.6)
 Decrease (increase) in short-term investments ........................          102.4           (555.0)           450.3
 Decrease in loans to discontinued operations .........................          660.0            420.1          1,017.0
 Sale of subsidiaries .................................................             --            261.0               --
 Other, net ...........................................................         (341.8)          (612.6)          (281.0)
                                                                           -----------      -----------      -----------
Net cash provided (used) by investing activities ......................        1,103.2           (603.1)          (133.9)
                                                                           -----------      -----------      -----------
Cash flows from financing activities:
 Policyholders' account balances:
    Deposits ..........................................................        1,508.1          1,281.7          1,925.4
    Withdrawals .......................................................       (1,724.6)        (1,886.8)        (2,385.2)
 Net (decrease) increase in short-term financings .....................         (243.5)           419.9              (.3)
 Repayments of long-term debt .........................................          (24.5)          (196.4)          (124.8)
 Payment of obligation to fund accumulated deficit of
   discontinued operations ............................................          (87.2)           (83.9)              --
 Other, net ...........................................................          (89.5)           (62.7)           (66.5)
                                                                           -----------      -----------      -----------
Net cash used by financing activities .................................         (661.2)          (528.2)          (651.4)
                                                                           -----------      -----------      -----------
Change in cash and cash equivalents ...................................          945.0           (238.3)          (235.9)
Cash and cash equivalents, beginning of year ..........................          300.5            538.8            774.7
                                                                           -----------      -----------      -----------
Cash and Cash Equivalents, End of Year ................................    $   1,245.5      $     300.5      $     538.8
                                                                           ===========      ===========      ===========
Supplemental cash flow information ....................................
 Interest Paid ........................................................    $     130.7      $     217.1      $     109.9
                                                                           ===========      ===========      ===========
 Income Taxes Paid (Refunded) .........................................    $     254.3      $     170.0      $     (10.0)
                                                                           ===========      ===========      ===========


                See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1) ORGANIZATION


     The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).


     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.


2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation and Principles of Consolidation

     The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

     All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

  Closed Block

     On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

  Discontinued Operations

     Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

  Accounting Changes

     In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

     The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

  New Accounting Pronouncements

     In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing accounting and reporting standards for certain activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

     SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

     In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

     In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

  Valuation of Investments

     Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

     Valuation allowances are netted against the asset categories to which they apply.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

     Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

     Policy loans are stated at unpaid principal balances.

     Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

     Common stocks are carried at estimated fair value and are included in other equity investments.

     Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

     All securities are recorded in the consolidated financial statements on a trade date basis.

 Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

     Net investment income and realized investment gains (losses)
(collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by specific identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

     Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

  Recognition of Insurance Income and Related Expenses

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

  Deferred Policy Acquisition Costs

     The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

     For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

  Policyholders' Account Balances and Future Policy Benefits

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

     During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

     During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:


                                                          1998          1997          1996
                                                       ---------      --------      --------
                                                                   (IN MILLIONS)
Incurred benefits related to current year .........    $   202.1      $  190.2      $  189.0
Incurred benefits related to prior years ..........         22.2           2.1          69.1
                                                       ---------      --------      --------
Total Incurred Benefits ...........................    $   224.3      $  192.3      $  258.1
                                                       =========      ========      ========
Benefits paid related to current year .............    $    17.0      $   28.8      $   32.6
Benefits paid related to prior years ..............        155.4         146.2         153.3
                                                       ---------      --------      --------
Total Benefits Paid ...............................    $   172.4      $  175.0      $  185.9
                                                       =========      ========      ========


  Policyholders' Dividends

     The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

     At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

  Federal Income Taxes

     The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Separate Accounts

     Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

     Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

     The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

  Employee Stock Option Plan

     The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".


3) INVESTMENTS

     The following tables provide additional information relating to fixed maturities and equity securities:


                                                                       GROSS          GROSS
                                                     AMORTIZED      UNREALIZED     UNREALIZED       ESTIMATED
                                                       COST            GAINS         LOSSES        FAIR VALUE
                                                  --------------   ------------   ------------   --------------
                                                                          (IN MILLIONS)
DECEMBER 31, 1998
Fixed Maturities:
 Available for Sale:
   Corporate ..................................    $  14,520.8       $  793.6       $  379.6      $  14,934.8
   Mortgage-backed ............................        1,807.9           23.3             .9          1,830.3
   U.S. Treasury securities and U.S. government
    and agency securities .....................        1,464.1          107.6             .7          1,571.0
   States and political subdivisions ..........           55.0            9.9             --             64.9
   Foreign governments ........................          363.3           20.9           30.0            354.2
   Redeemable preferred stock .................          242.7            7.0           11.2            238.5
                                                   -----------       --------       --------      -----------
Total Available for Sale ......................    $  18,453.8       $  962.3       $  422.4      $  18,993.7
                                                   ===========       ========       ========      ===========
 Held to Maturity: Corporate ..................    $     125.0       $     --       $     --      $     125.0
                                                   ===========       ========       ========      ===========
Equity Securities:
 Common stock .................................    $      58.3       $  114.9       $   22.5      $     150.7
                                                   ===========       ========       ========      ===========
DECEMBER 31, 1997
Fixed Maturities:
 Available for Sale:
   Corporate ..................................    $  14,850.5       $  785.0       $   74.5      $  15,561.0
   Mortgage-backed ............................        1,702.8           23.5            1.3          1,725.0
   U.S. Treasury securities and U.S. government
    and agency securities .....................        1,583.2           83.9             .6          1,666.5
   States and political subdivisions ..........           52.8            6.8             .1             59.5
   Foreign governments ........................          442.4           44.8            2.0            485.2
   Redeemable preferred stock .................          128.0            6.7            1.0            133.7
                                                   -----------       --------       --------      -----------
Total Available for Sale ......................    $  18,759.7       $  950.7       $   79.5      $  19,630.9
                                                   ===========       ========       ========      ===========
Equity Securities:
 Common stock .................................    $     408.4       $   48.7       $   15.0      $     442.1
                                                   ===========       ========       ========      ===========


     For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31,

1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

     The contractual maturity of bonds at December 31, 1998 is shown below:

                                               AVAILABLE FOR SALE
                                          -----------------------------
                                            AMORTIZED       ESTIMATED
                                               COST         FAIR VALUE
                                          -------------   -------------
                                                  (IN MILLIONS)
Due in one year or less ...............    $    324.8      $    323.4
Due in years two through five .........       3,778.2         3,787.9
Due in years six through ten ..........       6,543.4         6,594.1
Due after ten years ...................       5,756.8         6,219.5
Mortgage-backed securities ............       1,807.9         1,830.3
                                           ----------      ----------
Total .................................    $ 18,211.1      $ 18,755.2
                                           ==========      ==========

     Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

     In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

     Fixed maturity investments with restructured or modified terms are not material.

     Investment valuation allowances and changes thereto are shown below:


                                                                1998          1997          1996
                                                              --------      --------      --------
                                                                          (IN MILLIONS)
Balances, beginning of year ..............................    $  384.5      $  137.1      $  325.3
SFAS No. 121 release .....................................          --            --        (152.4)
Additions charged to income ..............................        86.2         334.6         125.0
Deductions for writedowns and asset dispositions .........      (240.1)        (87.2)       (160.8)
                                                              --------      --------      --------
Balances, End of Year ....................................    $  230.6      $  384.5      $  137.1
                                                              ========      ========      ========
Balances, end of year comprise:
 Mortgage loans on real estate ...........................    $   34.3      $   55.8      $   50.4
 Equity real estate ......................................       196.3         328.7          86.7
                                                              --------      --------      --------
Total ....................................................    $  230.6      $  384.5      $  137.1
                                                              ========      ========      ========


     At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

     At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

     Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                                       DECEMBER 31,
                                                                 -------------------------
                                                                     1998          1997
                                                                 -----------   -----------
                                                                       (IN MILLIONS)
Impaired mortgage loans with provision for losses ............    $  125.4      $  196.7
Impaired mortgage loans without provision for losses .........         8.6           3.6
                                                                  --------      --------
Recorded investment in impaired mortgage loans ...............       134.0         200.3
Provision for losses .........................................       (29.0)        (51.8)
                                                                  --------      --------
Net Impaired Mortgage Loans ..................................    $  105.0      $  148.5
                                                                  ========      ========


     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

4) JOINT VENTURES AND PARTNERSHIPS

     Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:


                                                                                 DECEMBER 31,
                                                                         ----------------------------
                                                                             1998            1997
                                                                         ------------   -------------
                                                                                (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost ......................    $   913.7      $  1,700.9
Investments in securities, generally at estimated fair value .........        636.9         1,374.8
Cash and cash equivalents ............................................         85.9           105.4
Other assets .........................................................        279.8           584.9
                                                                          ---------      ----------
Total Assets .........................................................    $ 1,916.3      $  3,766.0
                                                                          =========      ==========
Borrowed funds -- third party ........................................    $   367.1      $    493.4
Borrowed funds -- the Company ........................................         30.1            31.2
Other liabilities ....................................................        197.2           284.0
                                                                          ---------      ----------
Total liabilities ....................................................        594.4           808.6
                                                                          ---------      ----------
Partners' capital ....................................................      1,321.9         2,957.4
                                                                          ---------      ----------
Total Liabilities and Partners' Capital ..............................    $ 1,916.3      $  3,766.0
                                                                          =========      ==========
Equity in partners' capital included above ...........................    $   312.9      $    568.5
Equity in limited partnership interests not included above ...........        442.1           331.8
Other ................................................................           .7             4.3
                                                                          ---------      ----------
Carrying Value .......................................................    $   755.7      $    904.6
                                                                          =========      ==========



                                                                 1998          1997          1996
                                                               --------      --------      --------
                                                                           (IN MILLIONS)
STATEMENTS OF EARNINGS
Revenues of real estate joint ventures ....................    $  246.1      $  310.5      $  348.9
Revenues of other limited partnership interests ...........       128.9         506.3         386.1
Interest expense -- third party ...........................       (33.3)        (91.8)       (111.0)
Interest expense -- the Company ...........................        (2.6)         (7.2)        (30.0)
Other expenses ............................................      (197.0)       (263.6)       (282.5)
                                                               --------      --------      --------
Net Earnings ..............................................    $  142.1      $  454.2      $  311.5
                                                               ========      ========      ========
Equity in net earnings included above .....................    $   59.6      $   76.7      $   73.9
Equity in net earnings of limited partnership interests not
 included above ...........................................        22.7          69.5          35.8
Other .....................................................          --           (.9)           .9
                                                               --------      --------      --------
Total Equity in Net Earnings ..............................    $   82.3      $  145.3      $  110.6
                                                               ========      ========      ========

5) NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

     The sources of net investment income are summarized as follows:


                                              1998            1997            1996
                                           ----------      ----------      ----------
                                                          (IN MILLIONS)
Fixed maturities ......................    $  1,489.0      $  1,459.4      $  1,307.4
Mortgage loans on real estate .........         235.4           260.8           303.0
Equity real estate ....................         356.1           390.4           442.4
Other equity investments ..............          83.8           156.9           122.0
Policy loans ..........................         144.9           177.0           160.3
Other investment income ...............         185.7           181.7           217.4
                                           ----------      ----------      ----------
 Gross investment income ..............       2,494.9         2,626.2         2,552.5
 Investment expenses ..................        (266.8)         (343.4)         (348.9)
                                           ----------      ----------      ----------
Net Investment Income .................    $  2,228.1      $  2,282.8      $  2,203.6
                                           ==========      ==========      ==========


     Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:





                                                     1998            1997          1996
                                                   ---------       --------      -------
                                                               (IN MILLIONS)
Fixed maturities ..............................    $   (24.3)      $   88.1      $  60.5
Mortgage loans on real estate .................        (10.9)         (11.2)       (27.3)
Equity real estate ............................         74.5         (391.3)       (79.7)
Other equity investments ......................         29.9           14.1         18.9
Sale of subsidiaries ..........................         (2.6)         252.1           --
Issuance and sales of Alliance Units ..........         19.8             --         20.6
Issuance and sale of DLJ common stock .........         18.2            3.0           --
Other .........................................         (4.4)            --         (2.8)
                                                   ---------       --------      -------
Investment Gains (Losses), Net ................    $   100.2       $  (45.2)     $  (9.8)
                                                   =========       ========      =======


     Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

     For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0) million, respectively.

     For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

     On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

     Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

     In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:


                                                                      1998          1997          1996
                                                                    --------      --------      --------
                                                                                (IN MILLIONS)
Balance, beginning of year .....................................    $  533.6      $  189.9      $  396.5
Changes in unrealized investment gains (losses) ................      (242.4)        543.3        (297.6)
Changes in unrealized investment losses (gains) attributable to:
 Participating group annuity contracts .........................        (5.7)         53.2            --
 DAC ...........................................................        13.2         (89.0)         42.3
 Deferred Federal income taxes .................................        85.4        (163.8)         48.7
                                                                    --------      --------      --------
Balance, End of Year ...........................................    $  384.1      $  533.6      $  189.9
                                                                    ========      ========      ========
Balance, end of year comprises:
 Unrealized investment gains on:
   Fixed maturities ............................................    $  539.9      $  871.2      $  357.8
   Other equity investments ....................................        92.4          33.7          31.6
   Other, principally Closed Block .............................       111.1          80.9          53.1
                                                                    --------      --------      --------
    Total ......................................................       743.4         985.8         442.5
 Amounts of unrealized investment gains attributable to:
   Participating group annuity contracts .......................       (24.7)        (19.0)        (72.2)
   DAC .........................................................      (127.8)       (141.0)        (52.0)
   Deferred Federal income taxes ...............................      (206.8)       (292.2)       (128.4)
                                                                    --------      --------      --------
Total ..........................................................    $  384.1      $  533.6      $  189.9
                                                                    ========      ========      ========

6) ACCUMULATED OTHER COMPREHENSIVE INCOME

     Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:


                                                             1998          1997          1996
                                                           --------      --------      --------
                                                                       (IN MILLIONS)
Unrealized gains on investments .......................    $  384.1      $  533.6      $  189.9
Minimum pension liability .............................       (28.3)        (17.3)        (12.9)
                                                           --------      --------      --------
Total Accumulated Other Comprehensive Income ..........    $  355.8      $  516.3      $  177.0
                                                           ========      ========      ========


     The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:


                                                                         1998          1997           1996
                                                                       --------      --------       --------
                                                                                   (IN MILLIONS)
Net unrealized gains (losses) on investment securities:
 Net unrealized gains (losses) arising during the period .........     $ (186.1)     $  564.0       $ (249.8)
 Reclassification adjustment for (gains) losses included in net
   earnings ......................................................        (56.3)        (20.7)         (47.8)
                                                                       --------      --------       --------
Net unrealized gains (losses) on investment securities ...........       (242.4)        543.3         (297.6)
Adjustments for policyholder liabilities, DAC and deferred
 Federal income taxes ............................................         92.9        (199.6)          91.0
                                                                       --------      --------       --------
Change in unrealized gains (losses), net of reclassification and
 adjustments .....................................................       (149.5)        343.7         (206.6)
Change in minimum pension liability ..............................        (11.0)         (4.4)          22.2
                                                                       --------      --------       --------
Total Other Comprehensive Income .................................     $ (160.5)     $  339.3       $ (184.4)
                                                                       ========      ========       ========


7) CLOSED BLOCK

     Summarized financial information for the Closed Block follows:


                                                                               DECEMBER 31,
                                                                       -----------------------------
                                                                            1998            1997
                                                                       -------------   -------------
                                                                               (IN MILLIONS)
Assets
Fixed Maturities:
 Available for sale, at estimated fair value (amortized cost,
   $4,149.0 and $4,059.4) ..........................................    $  4,373.2      $  4,231.0
Mortgage loans on real estate ......................................       1,633.4         1,341.6
Policy loans .......................................................       1,641.2         1,700.2
Cash and other invested assets .....................................          86.5           282.0
DAC ................................................................         676.5           775.2
Other assets .......................................................         221.6           236.6
                                                                        ----------      ----------
Total Assets .......................................................    $  8,632.4      $  8,566.6
                                                                        ==========      ==========
Liabilities
Future policy benefits and policyholders' account balances .........    $  9,013.1      $  8,993.2
Other liabilities ..................................................          63.9            80.5
                                                                        ----------      ----------
Total Liabilities ..................................................    $  9,077.0      $  9,073.7
                                                                        ==========      ==========

                                                                   1998          1997          1996
                                                                 --------      --------      --------
                                                                             (IN MILLIONS)
Revenues
Premiums and other revenue ..................................    $  661.7      $  687.1      $  724.8
Investment income (net of investment expenses of $15.5, $27.0
 and $27.3) .................................................       569.7         574.9         546.6
Investment losses, net ......................................          .5         (42.4)         (5.5)
                                                                 --------      --------      --------
 Total revenues .............................................     1,231.9       1,219.6       1,265.9
                                                                 --------      --------      --------
Benefits and Other Deductions
Policyholders' benefits and dividends .......................     1,082.0       1,066.7       1,106.3
Other operating costs and expenses ..........................        62.8          50.4          34.6
                                                                 --------      --------      --------
 Total benefits and other deductions ........................     1,144.8       1,117.1       1,140.9
                                                                 --------      --------      --------
Contribution from the Closed Block ..........................    $   87.1      $  102.5      $  125.0
                                                                 ========      ========      ========


     At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

     Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                                       DECEMBER 31,
                                                                 ------------------------
                                                                    1998          1997
                                                                 ----------   -----------
                                                                      (IN MILLIONS)
Impaired mortgage loans with provision for losses ............    $  55.5      $  109.1
Impaired mortgage loans without provision for losses .........        7.6            .6
                                                                  -------      --------
Recorded investment in impaired mortgages ....................       63.1         109.7
Provision for losses .........................................      (10.1)        (17.4)
                                                                  -------      --------
Net Impaired Mortgage Loans ..................................    $  53.0      $   92.3
                                                                  =======      ========


     During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

     Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

     In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

     Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8) DISCONTINUED OPERATIONS

     Summarized financial information for discontinued operations follows:


                                                        DECEMBER 31,
                                                 --------------------------
                                                     1998           1997
                                                 ------------   -----------
                                                       (IN MILLIONS)
Assets
Mortgage loans on real estate ................    $   553.9      $   635.2
Equity real estate ...........................        611.0          874.5
Other equity investments .....................        115.1          209.3
Other invested assets ........................         24.9          152.4
                                                  ---------      ---------
 Total investments ...........................      1,304.9        1,871.4
Cash and cash equivalents ....................         34.7          106.8
Other assets .................................        219.0          243.8
                                                  ---------      ---------
Total Assets .................................    $ 1,558.6      $ 2,222.0
                                                  =========      =========
Liabilities
Policyholders' liabilities ...................    $ 1,021.7      $ 1,048.3
Allowance for future losses ..................        305.1          259.2
Amounts due to continuing operations .........          2.7          572.8
Other liabilities ............................        229.1          341.7
                                                  ---------      ---------
Total Liabilities ............................    $ 1,558.6      $ 2,222.0
                                                  =========      =========



                                                                              1998          1997          1996
                                                                            --------      --------      --------
                                                                                        (IN MILLIONS)
Revenues
Investment income (net of investment expenses of $63.3, $97.3
 and $127.5) ...........................................................    $  160.4      $  188.6      $  245.4
Investment gains (losses), net .........................................        35.7        (173.7)        (18.9)
Policy fees, premiums and other income .................................        (4.3)           .2            .2
                                                                            --------      --------      --------
Total revenues .........................................................       191.8          15.1         226.7
Benefits and other deductions ..........................................       141.5         169.5         250.4
Earnings added (losses charged) to allowance for future losses .........        50.3        (154.4)        (23.7)
                                                                            --------      --------      --------
Pre-tax loss from operations ...........................................          --            --            --
Pre-tax earnings from releasing (loss from strengthening) of the
 allowance for future losses ...........................................         4.2        (134.1)       (129.0)
Federal income tax (expense) benefit ...................................        (1.5)         46.9          45.2
                                                                            --------      --------      --------
Earnings (Loss) from Discontinued Operations ...........................    $    2.7      $  (87.2)     $  (83.8)
                                                                            ========      ========      ========


     The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

     In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

     Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

     Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

     At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

     Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                                       DECEMBER 31,
                                                                 -------------------------
                                                                     1998          1997
                                                                 -----------   -----------
                                                                       (IN MILLIONS)
Impaired mortgage loans with provision for losses ............    $    6.7      $  101.8
Impaired mortgage loans without provision for losses .........         8.5            .2
                                                                  --------      --------
Recorded investment in impaired mortgages ....................        15.2         102.0
Provision for losses .........................................        (2.1)        (27.3)
                                                                  --------      --------
Net Impaired Mortgage Loans ..................................    $   13.1      $   74.7
                                                                  ========      ========


     During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

     At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.


9) SHORT-TERM AND LONG-TERM DEBT

     Short-term and long-term debt consists of the following:


                                                                     DECEMBER 31,
                                                               -------------------------
                                                                   1998          1997
                                                               -----------   -----------
                                                                     (IN MILLIONS)
Short-term debt ............................................   $   179.3     $   422.2
                                                               ---------     ---------
Long-term debt:
Equitable Life:
 6.95% surplus notes scheduled to mature 2005 ..............       399.4         399.4
 7.70% surplus notes scheduled to mature 2015 ..............       199.7         199.7
 Other .....................................................          .3            .3
                                                               ---------     ---------
   Total Equitable Life ....................................       599.4         599.4
                                                               ---------     ---------
Wholly Owned and Joint Venture Real Estate:
 Mortgage notes, 5.91% -- 12.00%, due through 2017 .........       392.2         676.6
                                                               ---------     ---------
Alliance:
 Other .....................................................        10.8          18.5
                                                               ---------     ---------
Total long-term debt .......................................     1,002.4       1,294.5
                                                               ---------     ---------
Total Short-term and Long-term Debt ........................   $ 1,181.7     $ 1,716.7
                                                               =========     =========

  Short-term Debt

     Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

     Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

     During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

  Long-term Debt

     Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

     The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

     At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.


10) FEDERAL INCOME TAXES

     A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:


                                           1998          1997          1996
                                         --------      --------      -------
                                                    (IN MILLIONS)
Federal income tax expense (benefit):
 Current ............................    $  283.3      $  186.5      $  97.9
 Deferred ...........................        69.8         (95.0)       (88.2)
                                         --------      --------      -------
Total ...............................    $  353.1      $   91.5      $   9.7
                                         ========      ========      =======

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:


                                                     1998          1997         1996
                                                   --------      --------      -------
                                                              (IN MILLIONS)
Expected Federal income tax expense ...........    $  414.3      $  234.7      $  73.0
Non-taxable minority interest .................       (33.2)        (38.0)       (28.6)
Adjustment of tax audit reserves ..............        16.0         (81.7)         6.9
Equity in unconsolidated subsidiaries .........       (39.3)        (45.1)       (32.3)
Other .........................................        (4.7)         21.6         (9.3)
                                                   --------      --------      -------
Federal Income Tax Expense ....................    $  353.1      $   91.5      $   9.7
                                                   ========      ========      =======


     The components of the net deferred Federal income taxes are as follows:


                                                   DECEMBER 31, 1998            December 31, 1997
                                              ---------------------------   --------------------------
                                                 ASSETS      LIABILITIES       Assets      Liabilities
                                              -----------   -------------   -----------   ------------
                                                                   (IN MILLIONS)
Compensation and related benefits .........    $  235.3        $   --        $  257.9        $   --
Other .....................................        27.8            --            30.7            --
DAC, reserves and reinsurance .............          --         231.4              --         222.8
Investments ...............................          --         364.4              --         405.7
                                               --------        ------        --------        ------
Total .....................................    $  263.1       $ 595.8        $  288.6       $ 628.5
                                               ========       =======        ========       =======


     The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:


                                                              1998           1997           1996
                                                           ---------       --------       --------
                                                                        (IN MILLIONS)
DAC, reserves and reinsurance .........................    $    (7.7)      $   46.2       $ (156.2)
Investments ...........................................         46.8         (113.8)          78.6
Compensation and related benefits .....................         28.6            3.7           22.3
Other .................................................          2.1          (31.1)         (32.9)
                                                           ---------       --------       --------
Deferred Federal Income Tax Expense (Benefit) .........    $    69.8       $  (95.0)      $  (88.2)
                                                           =========       ========       ========


     The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11) REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                          1998          1997          1996
                                                                        --------      --------      --------
                                                                                    (IN MILLIONS)
Direct premiums ....................................................    $  438.8      $  448.6      $  461.4
Reinsurance assumed ................................................       203.6         198.3         177.5
Reinsurance ceded ..................................................       (54.3)        (45.4)        (41.3)
                                                                        --------      --------      --------
Premiums ...........................................................    $  588.1      $  601.5      $  597.6
                                                                        ========      ========      ========
Universal Life and Investment-type Product Policy Fee Income
 Ceded .............................................................    $   75.7      $   61.0      $   48.2
                                                                        ========      ========      ========
Policyholders' Benefits Ceded ......................................    $   85.9      $   70.6      $   54.1
                                                                        ========      ========      ========
Interest Credited to Policyholders' Account Balances Ceded .........    $   39.5      $   36.4      $   32.3
                                                                        ========      ========      ========


     Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

     The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.


12) EMPLOYEE BENEFIT PLANS

     The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

     Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:


                                                               1998          1997         1996
                                                             --------      --------     --------
                                                                       (IN MILLIONS)
Service cost ...........................................     $   33.2      $   32.5     $   33.8
Interest cost on projected benefit obligations .........        129.2         128.2        120.8
Actual return on assets ................................       (175.6)       (307.6)      (181.4)
Net amortization and deferrals .........................          6.1         166.6         43.4
                                                             --------      --------     --------
Net Periodic Pension Cost (Credit) .....................     $   (7.1)     $   19.7     $   16.6
                                                             ========      ========     ========

     The plan's projected benefit obligation under the qualified and non-qualified plans was comprised of:


                                                          DECEMBER 31,
                                                  -----------------------------
                                                       1998            1997
                                                  -------------   -------------
                                                          (IN MILLIONS)
Benefit obligation, beginning of year .........    $  1,801.3      $  1,765.5
Service cost ..................................          33.2            32.5
Interest cost .................................         129.2           128.2
Actuarial (gains) losses ......................         108.4           (15.5)
Benefits paid .................................        (138.7)         (109.4)
                                                   ----------      ----------
Benefit Obligation, End of Year ...............    $  1,933.4      $  1,801.3
                                                   ==========      ==========


     The funded status of the qualified and non-qualified pension plans is as follows:


                                                                                  DECEMBER 31,
                                                                          -----------------------------
                                                                               1998            1997
                                                                          -------------   -------------
                                                                                  (IN MILLIONS)
Plan assets at fair value, beginning of year ..........................    $  1,867.4      $  1,626.0
Actual return on plan assets ..........................................         338.9           307.5
Contributions .........................................................            --            30.0
Benefits paid and fees ................................................        (123.2)          (96.1)
                                                                           ----------      ----------
Plan assets at fair value, end of year ................................       2,083.1         1,867.4
Projected benefit obligations .........................................       1,933.4         1,801.3
                                                                           ----------      ----------
Projected benefit obligations less than plan assets ...................         149.7            66.1
Unrecognized prior service cost .......................................          (7.5)           (9.9)
Unrecognized net loss from past experience different from that assumed           38.7            95.0
Unrecognized net asset at transition ..................................           1.5             3.1
                                                                           ----------      ----------
Prepaid Pension Cost ..................................................    $    182.4      $    154.3
                                                                           ==========      ==========


     The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

     The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

     The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

     Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

     The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

     The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:


                                                                              1998        1997        1996
                                                                             ------      ------      ------
                                                                                      (IN MILLIONS)
Service cost ............................................................    $  4.6      $  4.5      $  5.3
Interest cost on accumulated postretirement benefits obligation .........      33.6        34.7        34.6
Net amortization and deferrals ..........................................        .5         1.9         2.4
                                                                             ------      ------      ------
Net Periodic Postretirement Benefits Costs ..............................    $ 38.7      $ 41.1      $ 42.3
                                                                             ======      ======      ======



                                                                                   DECEMBER 31,
                                                                             -------------------------
                                                                                 1998          1997
                                                                             -----------   -----------
                                                                                   (IN MILLIONS)
Accumulated postretirement benefits obligation, beginning of year ........    $  490.8      $  388.5
Service cost .............................................................         4.6           4.5
Interest cost ............................................................        33.6          34.7
Contributions and benefits paid ..........................................       (28.4)         72.1
Actuarial (gains) losses .................................................       (10.2)         (9.0)
                                                                              --------      --------
Accumulated postretirement benefits obligation, end of year ..............       490.4         490.8
Unrecognized prior service cost ..........................................        31.8          40.3
Unrecognized net loss from past experience different from that assumed
 and from changes in assumptions .........................................      (121.2)       (140.6)
                                                                              --------      --------
Accrued Postretirement Benefits Cost .....................................    $  401.0      $  390.5
                                                                              ========      ========


     Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

     If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.


13) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

  Derivatives

     The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

     Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

  Fair Value of Financial Instruments

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

     Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

     Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

     The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

     The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

     Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

     The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:


                                                                                  DECEMBER 31,
                                                             -------------------------------------------------------
                                                                        1998                         1997
                                                             ---------------------------  --------------------------
                                                                CARRYING      ESTIMATED     Carrying     Estimated
                                                                 VALUE       FAIR VALUE      Value       Fair Value
                                                             -------------  ------------ ------------- -------------
                                                                                  (IN MILLIONS)
Consolidated Financial Instruments:
Mortgage loans on real estate .............................   $  2,809.9     $  2,961.8   $  2,611.4    $  2,822.8
Other limited partnership interests .......................        562.6          562.6        509.4         509.4
Policy loans ..............................................      2,086.7        2,370.7      2,422.9       2,493.9
Policyholders' account balances - investment contracts          12,892.0       13,396.0     12,611.0      12,714.0
Long-term debt ............................................      1,002.4        1,025.2      1,294.5       1,257.0

Closed Block Financial Instruments:
Mortgage loans on real estate .............................      1,633.4        1,703.5      1,341.6       1,420.7
Other equity investments ..................................         56.4           56.4         86.3          86.3
Policy loans ..............................................      1,641.2        1,929.7      1,700.2       1,784.2
SCNILC liability ..........................................         25.0           25.0         27.6          30.3

Discontinued Operations Financial Instruments:
Mortgage loans on real estate .............................        553.9          599.9        655.5         779.9
Fixed maturities ..........................................         24.9           24.9         38.7          38.7
Other equity investments ..................................        115.1          115.1        209.3         209.3
Guaranteed interest contracts .............................         37.0           34.0         37.0          34.0
Long-term debt ............................................        147.1          139.8        296.4         297.6


14) COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

     Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

     The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.


15) LITIGATION

  Major Medical Insurance Cases

     Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

     In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

  Life Insurance and Annuity Sales Cases

     A number of lawsuits are pending as individual claims and purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

     In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

  Discrimination Case

     Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

  Alliance Capital

     In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

  DLJSC

     DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

     DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

     DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

     DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

  Other Matters

     In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16) LEASES

     The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

     At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17) OTHER OPERATING COSTS AND EXPENSES

     Other operating costs and expenses consisted of the following:


                                                           1998          1997          1996
                                                       ---------     ---------     ---------
                                                                    (IN MILLIONS)
Compensation costs .................................   $   772.0     $   721.5     $   704.8
Commissions ........................................       478.1         409.6         329.5
Short-term debt interest expense ...................        26.1          31.7           8.0
Long-term debt interest expense ....................        84.6         121.2         137.3
Amortization of policy acquisition costs ...........       292.7         287.3         405.2
Capitalization of policy acquisition costs .........      (609.1)       (508.0)       (391.9)
Rent expense, net of sublease income ...............       100.0         101.8         113.7
Cursitor intangible assets writedown ...............          --         120.9            --
Other ..............................................     1,056.8         917.9         769.1
                                                       ---------     ---------     ---------
Total ..............................................   $ 2,201.2     $ 2,203.9     $ 2,075.7
                                                       =========     =========     =========


     During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

     At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

     The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.


19) BUSINESS SEGMENT INFORMATION

     The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

     Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

     The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.


                                                                             INVESTMENT
                                                             INSURANCE        SERVICES      ELIMINATION        TOTAL
                                                             ---------        --------      -----------        -----
                                                                                   (IN MILLIONS)
1998
Segment revenues .......................................    $  4,029.8      $  1,438.4        $  (5.7)      $  5,462.5
Investment gains .......................................          64.8            35.4             --            100.2
                                                            ----------      ----------        -------       ----------
Total Revenues .........................................    $  4,094.6      $  1,473.8        $  (5.7)      $  5,562.7
                                                            ==========      ==========        =======       ==========
Pre-tax operating earnings .............................    $    688.6      $    284.3        $    --       $    972.9
                                                            ----------      ----------        -------       ----------
Investment gains, net of DAC and other charges .........          41.7            27.7             --             69.4
Pre-tax minority interest ..............................            --           141.5             --            141.5
                                                            ----------      ----------        -------       ----------
Earnings from Continuing Operations ....................    $    730.3      $    453.5        $    --       $  1,183.8
                                                            ==========      ==========        =======       ==========
Total Assets ...........................................    $ 75,626.0      $ 12,379.2        $ (64.4)      $ 87,940.8
                                                            ==========      ==========        =======       ==========
1997
Segment revenues .......................................    $  3,990.8      $  1,200.0        $  (7.7)      $  5,183.1
Investment gains (losses) ..............................        (318.8)          255.1             --            (63.7)
                                                            ----------      ----------        -------       ----------
Total Revenues .........................................    $  3,672.0      $  1,455.1        $  (7.7)      $  5,119.4
                                                            ==========      ==========        =======       ==========
Pre-tax operating earnings .............................    $    507.0      $    258.3        $    --       $    765.3
Investment gains (losses), net of DAC and other
 charges ...............................................        (292.5)          252.7             --            (39.8)
Non-recurring costs and expenses .......................         (41.7)         (121.6)            --           (163.3)
Pre-tax minority interest ..............................            --           108.5             --            108.5
                                                            ----------      ----------        -------       ----------
Earnings from Continuing Operations ....................    $    172.8      $    497.9        $    --       $    670.7
                                                            ==========      ==========        =======       ==========
Total Assets ...........................................    $ 67,762.4      $ 13,691.4        $ (96.1)      $ 81,357.7
                                                            ==========      ==========        =======       ==========
1996
Segment revenues .......................................    $  3,789.1      $  1,105.5        $ (12.6)      $  4,882.0
Investment gains (losses) ..............................         (30.3)           20.5             --             (9.8)
                                                            ----------      ----------        -------       ----------
Total Revenues .........................................    $  3,758.8      $  1,126.0        $ (12.6)      $  4,872.2
                                                            ==========      ==========        =======       ==========
Pre-tax operating earnings .............................    $    337.1      $    224.6        $    --       $    561.7
Investment gains (losses), net of DAC and other
 charges ...............................................         (37.2)           16.9             --            (20.3)
Reserve strengthening and DAC writeoff .................        (393.0)             --             --           (393.0)
Non-recurring costs and expenses .......................         (22.3)           (1.1)            --            (23.4)
Pre-tax minority interest ..............................            --            83.6             --             83.6
                                                            ----------      ----------        -------       ----------
Earnings (Loss) from Continuing Operations .............   $    (115.4)     $    324.0        $    --       $    208.6
                                                           ===========      ==========        =======       ==========

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 1998 and 1997 are summarized below:





                                                                   THREE MONTHS ENDED
                                                   MARCH 31       JUNE 30     SEPTEMBER 30   DECEMBER 31
                                                -------------  ------------- -------------- ------------
                                                                     (IN MILLIONS)
1998
Total Revenues ...............................    $ 1,470.2      $ 1,422.9     $ 1,297.6     $ 1,372.0
                                                  =========      =========     =========     =========
Earnings from Continuing Operations before
 Cumulative Effect of Accounting Change ......    $   212.8      $   197.0     $   136.8     $   158.9
                                                  =========      =========     =========     =========
Net Earnings .................................    $   213.3      $   198.3     $   137.5     $   159.1
                                                  =========      =========     =========     =========
1997
Total Revenues ...............................    $ 1,266.0      $ 1,552.8     $ 1,279.0     $ 1,021.6
                                                  =========      =========     =========     =========
Earnings from Continuing Operations before
 Cumulative Effect of Accounting Change ......    $   117.4      $   222.5     $   145.1     $    39.4
                                                  =========      =========     =========     =========
Net Earnings (Loss) ..........................    $   114.1      $   223.1     $   144.9    $    (44.9)
                                                  =========      =========     =========    ==========


     Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.


21) INVESTMENT IN DLJ

     At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

     The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

     Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:


                                                                                DECEMBER 31,
                                                                       -------------------------------
                                                                            1998             1997
                                                                       --------------   --------------
                                                                                (IN MILLIONS)
Assets:
Trading account securities, at market value ........................    $  13,195.1      $  16,535.7
Securities purchased under resale agreements .......................       20,063.3         22,628.8
Broker-dealer related receivables ..................................       34,264.5         28,159.3
Other assets .......................................................        4,759.3          3,182.0
                                                                        -----------      -----------
Total Assets .......................................................    $  72,282.2      $  70,505.8
                                                                        ===========      ===========
Liabilities:
Securities sold under repurchase agreements ........................    $  35,775.6      $  36,006.7
Broker-dealer related payables .....................................       26,161.5         26,127.2
Short-term and long-term debt ......................................        3,997.6          3,249.5
Other liabilities ..................................................        3,219.8          2,860.9
                                                                        -----------      -----------
Total liabilities ..................................................       69,154.5         68,244.3
DLJ's company-obligated mandatorily redeemed preferred securities of
 subsidiary trust holding solely debentures of DLJ .................          200.0            200.0
Total shareholders' equity .........................................        2,927.7          2,061.5
                                                                        -----------      -----------
Total Liabilities, Cumulative Exchangeable Preferred Stock and
 Shareholders' Equity ..............................................    $  72,282.2      $  70,505.8
                                                                        ===========      ===========
DLJ's equity as reported ...........................................    $   2,927.7      $   2,061.5
Unamortized cost in excess of net assets acquired in 1985 and other
 adjustments .......................................................           23.7             23.5
The Holding Company's equity ownership in DLJ ......................       (1,002.4)          (740.2)
Minority interest in DLJ ...........................................       (1,118.2)          (729.3)
                                                                        -----------      -----------
The Company's Carrying Value of DLJ ................................    $     830.8      $     615.5
                                                                        ===========      ===========


     Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:


                                                                              1998            1997
                                                                           ----------      ----------
                                                                                  (IN MILLIONS)
Commission, fees and other income .....................................    $  3,184.7      $  2,430.7
Net investment income .................................................       2,189.1         1,652.1
Dealer, trading and investment gains, net .............................          33.2           557.7
                                                                           ----------      ----------
Total revenues ........................................................       5,407.0         4,640.5
Total expenses including income taxes .................................       5,036.2         4,232.2
                                                                           ----------      ----------
Net earnings ..........................................................         370.8           408.3
Dividends on preferred stock ..........................................          21.3            12.2
                                                                           ----------      ----------
Earnings Applicable to Common Shares ..................................    $    349.5      $    396.1
                                                                           ==========      ==========
DLJ's earnings applicable to common shares as reported ................    $    349.5      $    396.1
Amortization of cost in excess of net assets acquired in 1985 .........           (.8)           (1.3)
The Holding Company's equity in DLJ's earnings ........................        (136.8)         (156.8)
Minority interest in DLJ ..............................................         (99.5)         (109.1)
                                                                           ----------      ----------
The Company's Equity in DLJ's Earnings ................................    $    112.4      $    128.9
                                                                           ==========      ==========

22) ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No.
25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:


                            1998          1997         1996
                          --------      --------      -------
                                     (IN MILLIONS)
Net Earnings:
 As reported .........    $  708.2      $  437.2      $  10.3
 Pro forma ...........       678.4         426.3          3.3

     The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                          HOLDING COMPANY                        DLJ
                                  -------------------------------- --------------------------------
                                     1998       1997       1996       1998       1997       1996
                                  ---------- ---------- ---------- ---------- ---------- ----------
Dividend yield ..................     0.32%      0.48%      0.80%      0.69%      0.86%      1.54%
Expected volatility .............       28%        20%        20%        40%        33%        25%
Risk-free interest rate .........     5.48%      5.99%      5.92%      5.53%      5.96%      6.07%
Expected life in years ..........        5          5          5          5          5          5
Weighted average fair
 value per option at
 grant-date .....................  $ 22.64    $ 12.25    $ 6.94     $ 16.27    $ 10.81    $ 4.03

                                              ALLIANCE
                                  --------------------------------
                                     1998       1997       1996
                                  ---------- ---------- ----------
Dividend yield ..................     6.50%      8.00%      8.00%
Expected volatility .............       29%        26%        23%
Risk-free interest rate .........     4.40%      5.70%      5.80%
Expected life in years ..........      7.2        7.2        7.4
Weighted average fair
 value per option at
 grant-date .....................    $3.86      $2.18      $1.35

     A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                                 HOLDING COMPANY                     DLJ                        ALLIANCE
                                          ----------------------------- ----------------------------- ----------------------------
                                                             WEIGHTED                      WEIGHTED                     WEIGHTED
                                                             AVERAGE                       AVERAGE                       AVERAGE
                                                             EXERCISE                      EXERCISE                     EXERCISE
                                                             PRICE OF                      PRICE OF                     PRICE OF
                                               SHARES        OPTIONS         SHARES        OPTIONS         UNITS         OPTIONS
                                           (IN MILLIONS)   OUTSTANDING   (IN MILLIONS)   OUTSTANDING   (IN MILLIONS)   OUTSTANDING
                                          --------------- ------------- --------------- ------------- --------------- ------------
Balance as of January 1, 1996 ...........         6.7        $ 20.27           18.4        $ 13.50            9.6       $  8.86
 Granted ................................          .7        $ 24.94            4.2        $ 16.27            1.4       $ 12.56
 Exercised ..............................        (.1)        $ 19.91            --              --           (.8)       $  6.82
 Expired ................................         --              --            --
 Forfeited ..............................        (.6)        $ 20.21           (.4)        $ 13.50           (.2)       $  9.66
                                                -----                         -----                         -----
Balance as of December 31, 1996 .........         6.7        $ 20.79           22.2        $ 14.03           10.0       $  9.54
 Granted ................................         3.2        $ 41.85            6.4        $ 30.54            2.2       $ 18.28
 Exercised ..............................       (1.6)        $ 20.26           (.2)        $ 16.01          (1.2)       $  8.06
 Forfeited ..............................        (.4)        $ 23.43           (.2)        $ 13.79           (.4)       $ 10.64
                                                -----                         -----                         -----
Balance as of December 31, 1997 .........         7.9        $ 29.05           28.2        $ 17.78           10.6       $ 11.41
 Granted ................................         4.3        $ 66.26            1.5        $ 38.59            2.8       $ 26.28
 Exercised ..............................       (1.1)        $ 21.18          (1.4)        $ 14.91           (.9)       $  8.91
 Forfeited ..............................        (.4)        $ 47.01           (.1)        $ 17.31           (.2)       $ 13.14
                                                -----                         -----                         -----
Balance as of December 31, 1998 .........        10.7        $ 44.00           28.2        $ 19.04           12.3       $ 14.94
                                                =====                         =====                         =====

     Information about options outstanding and exercisable at December 31, 1998 is as follows:


                                        OPTIONS OUTSTANDING                     OPTIONS EXERCISABLE
                           ---------------------------------------------   -----------------------------
                                                WEIGHTED
                                                 AVERAGE       WEIGHTED                        WEIGHTED
        RANGE OF                NUMBER          REMAINING       AVERAGE         NUMBER         AVERAGE
        EXERCISE             OUTSTANDING       CONTRACTUAL     EXERCISE      EXERCISABLE       EXERCISE
         PRICES             (IN MILLIONS)     LIFE (YEARS)       PRICE      (IN MILLIONS)       PRICE
------------------------   ---------------   --------------   ----------   ---------------   -----------
      HOLDING
      COMPANY
      -------
$18.125-$27.75 .........          3.7              5.19        $ 20.97            3.0          $ 20.33
$28.50 -$45.25 .........          3.0              8.68        $ 41.79            --
$50.63 -$66.75 .........          2.1              9.21        $ 52.73            --
$81.94 -$82.56 .........          1.9              9.62        $ 82.56            --
                                 ----                                            ----
$18.125-$82.56 .........         10.7              7.75        $ 44.00            3.0          $ 20.33
                                 ====              ====        =======           ====          =======
         DLJ
         ---
$13.50-$25.99 ..........         22.3              7.1         $ 14.59           21.4          $ 15.05
$26.00-$38.99 ..........          5.0              8.8         $ 33.94            --
$39.00-$52.875 .........           .9              9.4         $ 44.65            --
                                 ----                                            ----
$13.50-$52.875 .........         28.2              7.5         $ 19.04           21.4          $ 15.05
                                 ====              ====        =======           ====          =======
      ALLIANCE
      --------
$ 3.03-$ 9.69 ..........          3.1              4.5         $  8.03            2.4          $  7.57
$ 9.81-$10.69 ..........          2.0              5.3         $ 10.05            1.6          $ 10.07
$11.13-$13.75 ..........          2.4              7.5         $ 11.92            1.0          $ 11.77
$18.47-$18.78 ..........          2.0              9.0         $ 18.48             .4          $ 18.48
$22.50-$26.31 ..........          2.8              9.9         $ 26.28            --                --
                                 ----                                            ----
$ 3.03-$26.31 ..........         12.3              7.2         $ 14.94            5.4          $  9.88
                                 ====              ====        =======           ====          =======